As filed with the Securities and Exchange Commission on July 29, 2026

1933 Act File No. 333-282843

1940 Act File No. 811-24015

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	Registration Statement Under the Securities Act of 1933
[X]	Pre-Effective Amendment No. 2
[ ]	Post-Effective Amendment No. _

and

[X]	Registration Statement Under the Investment Company Act of 1940
[X]	Amendment No. 2

Cantor Fitzgerald Energy Fund

Exact Name of Registrant as Specified in Charter

110 East 59th Street

New York, New York 10022

(Address of Principal Executive Offices)

212.915.1722

(Registrant’s Telephone Number, including Area Code)

Adam Brajer

c/o Cantor Fitzgerald, L.P.

110 East 59th Street

New York, New York 10022

(Name and Address of Agent for Service)

Copies of Communications to:

Terrence O. Davis & Tanya L. Boyle

DLA Piper LLP

1201 West Peachtree Street, Suite 2900

Atlanta, GA 30309

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

[ ] Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X] Check box if any securities being registered on the Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ] Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ] Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ] Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[ ] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ] This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ] This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”))

[ ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[X] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

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[ ] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[ ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated [____], 2026

PROSPECTUS

CANTOR FITZGERALD ENERGY FUND

Class S Shares (CFUSX) of Beneficial Interest

$10,000,000 Minimum Purchase

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

Interval Fund Structure. As an “interval fund,” the Fund is designed primarily for long-term investors and not as a trading vehicle. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund will make quarterly offers to repurchase an amount not less than 5% and not more than 25% of the Fund’s outstanding shares of beneficial interest at net asset value (“NAV”), according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. Quarterly repurchases will occur in the months of March, June, September, and December. The Fund expects to make its initial repurchase offer in [March 2027]. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to seek to provide liquidity to shareholders, you should consider the shares to be illiquid. See “Risks — Repurchase Offers Risks.” The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. The Fund’s investment objective is to maximize risk-adjusted total return, with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through domestic wholly-owned subsidiaries; entities in which the Fund will co-invest solely alongside unaffiliated third-party investors; non-U.S. wholly-owned subsidiaries; and entities in which the Fund will co-invest alongside affiliates of the Fund, including affiliates of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC and LEH II Management LLC) (the “Co-Investment Entities”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser.

The Fund will typically gain indirect exposure to its Oil and Gas Interests by investing in Oil and Gas Companies. The Fund defines an Oil and Gas Company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, enhancement, or operation of energy related assets or the provision of services to companies engaged in such activities. In selecting each Oil and Gas Company, the Fund will use a multi-step investment process that is intended to complement the portion of the portfolio of the Fund that is invested directly in Oil and Gas Interests.

Shares. This prospectus (the “Prospectus”) applies to the offering of Class S Shares of beneficial interest of the Fund (the “Shares”). See “Plan of Distribution.” The Shares will be continuously offered at NAV as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. During this continuous offering, the Fund is offering to sell Shares through Ultimus Fund Distributors, LLC (the “Distributor”), under the terms of this Prospectus, an unlimited number of Shares of beneficial interest at net asset value plus any applicable sales load. While the Fund does not impose an initial sales charge on Class S Shares, if you buy Class S Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The minimum initial investment for Class S Shares is $10,000,000, while subsequent investments may be made with $100. The Fund reserves the right to waive the investment minimum. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the sale of the Shares. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. The Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. Moreover, the Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Agreement and Declaration of Trust of the Fund (as amended and restated from time to time, the “Declaration of Trust”).

Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.

●	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop.

●	You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

●	Even though the Fund will offer to repurchase Shares on a quarterly basis, subject to the limitations described herein, you should consider Shares of the Fund to be an illiquid investment. There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

●	The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

●	There is no assurance that distributions paid by the Fund will be maintained at a certain level or that distributions will be paid at all.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

●	The Fund may utilize borrowings and financial leverage and assume significant risks as a result. See “Risk Factors − Leverage Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Shares, and retain it for future reference. The Fund’s Statement of Additional Information (“SAI”) dated [     ] 2026, as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page      of this Prospectus, annual and semi-annual reports to Shareholders when available, and other information about the Fund, and make Shareholder inquiries by calling (855) 9-CANTOR, by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or from the Fund’s website (http://www.cantorenergyfund.com). Please note that the information contained in the Fund’s website, whether currently posted or posted in the future, is not part of this Prospectus or the documents incorporated by reference in this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov). Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [             ], 2026.

TABLE OF CONTENTS

Page
PROSPECTUS SUMMARY	1
PERFORMANCE INFORMATION	22
SUMMARY OF FUND EXPENSES	23
FINANCIAL HIGHLIGHTS	25
THE FUND	25
USE OF PROCEEDS	25
THE FUND’S INVESTMENTS	26
USE OF LEVERAGE	35
RISKS	39
MANAGEMENT OF THE FUND	53
FUND EXPENSES	57
PURCHASE OF SHARES	59
PAYMENTS BY THE ADVISER	61
DETERMINATION OF NET ASSET VALUE	62
DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN	65
U.S. FEDERAL INCOME TAX MATTERS	67
DESCRIPTION OF CAPITAL STRUCTURE AND THE SHARES	69
ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST	71
PLAN OF DISTRIBUTION	72
QUARTERLY REPURCHASES OF SHARES	75
INVESTOR SUITABILITY	78
LEGAL MATTERS	79
DISSOLUTION AND LIQUIDATION	79
FISCAL YEAR; REPORTS	79
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79
ADDITIONAL INFORMATION	79
APPENDIX A	37

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary and highlights information contained elsewhere in this Prospectus. It does not contain all of the information that may be important to you and your investment decision. You should carefully read this entire Prospectus, including the matters set forth under “Risk Factors,” and the Statement of Additional Information (the “SAI”). In this Prospectus and the SAI, unless the context otherwise requires, references to “the Fund,” “we,” “us” and “our” refer to Cantor Fitzgerald Energy Fund.

The Fund

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares (“Shares”) at that class of Shares’ net asset value (NAV”), which will be calculated on a daily basis. The Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit www.cantorenergyfund.com or call the Fund at (855) 9-CANTOR.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund have no history of public trading, nor is it intended that such Shares will be listed on a public securities exchange, and therefore an investment in Shares should be treated by investors as an illiquid investment (see “Risk Factors” below). The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free reorganization on or about [August 1, 2026] (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund were exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and is one of the joint venture partners of the investment adviser to the Fund.

Investment Objective

The Fund’s investment objective is to seek to maximize risk-adjusted total return, with an emphasis on current income. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

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The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

●	“Domestic Wholly-Owned Entities” are wholly-owned subsidiaries of the Fund organized under the laws of the United States.

●	“Joint Venture Entities” are entities in which the Fund will co-invest solely alongside unaffiliated third-party investors. The Fund may own a majority or minority interest in any particular Joint Venture Entity.

●	“Offshore Subsidiaries” are wholly-owned subsidiaries of the Fund organized in the Cayman Islands or other non-U.S. jurisdiction.

●	“Co-Investment Entities” are entities in which the Fund will co-invest alongside affiliates of the Fund, including those of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. The Fund may own a majority or minority interest in any particular Co-Investment Entity.

The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more Offshore Subsidiaries. The Fund may allocate up to 25% of its assets to the Offshore Subsidiaries, which have the same investment objective as the Fund, and are intended to provide the Fund with exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the Code that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Adviser will act as the investment adviser to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Adviser intends to comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries. Offshore Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund.

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Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

●	Developed – The majority of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

●	Near-Term Development – A portion of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to developed investments but are also subject to additional risks.

All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated,” meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests. The Fund will not invest in any working Oil and Gas Interests directly. The potential benefit of non-operated Oil and Gas Interests as compared to operated interests, in the context of the Fund, are as follows:

●	Reduced Operational Responsibility – Non-operated interests relieve the Fund from managing day-to-day operations, such as drilling, production, maintenance, and regulatory compliance. The operator handles these tasks, allowing the Adviser to focus on investment strategy and portfolio management.

●	Lower Capital and Administrative Burden – Non-operators typically contribute capital for their share of costs of drilling, producing and maintaining wells, but avoid the upfront investment in infrastructure or personnel required to operate assets. Administrative tasks like permitting, land management, reporting, and royalty payment processing are handled by the operator.

●	Diversification Opportunities – Non-operated interests allow the Fund to spread capital across multiple projects, basins, and operators, reducing exposure to any single asset’s operational, geological, or regulatory risks. Operated interests often require significant capital concentration in fewer assets, limiting diversification.

●	Access to Expertise and Scale – Non-operators can partner with experienced operators who have technical expertise, established relationships with service providers, and economies of scale, potentially improving project efficiency and cost-effectiveness. The Fund benefits from the operator’s knowledge of local geology or regulatory environments without the Adviser needing to develop that expertise internally across all states and basins.

●	Flexibility in Investment Strategy – Non-operated interests provide greater flexibility to enter or exit investments through joint ventures or partial interest sales, while operated interests often involve long-term obligations to manage assets, limiting liquidity and strategic agility.

●	Mitigated Liability Exposure – Non-operators typically face less direct liability for environmental, safety, or regulatory issues, as the operator assumes primary responsibility for compliance and incident management, and while non-operators still share financial liability proportional to their interest, the operator’s role as the primary responsible party can reduce legal and reputational risks.
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The following provides additional details on the types of Oil and Gas Interests in which the Fund principally invests:

●	Non-Operated Working Interests – A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated,” it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. The operator is responsible for overseeing the fieldwork and reporting to other interest holders.

●	Mineral Interests – A mineral interest is the present ownership of the oil and gas in a particular place, which is typically considered an interest in real property. The primary characteristic of a mineral interest is the right to enter the land to explore, drill, produce and otherwise carry on mining activities.

●	Royalty Interests – A royalty interest generally refers to a lessor’s share in the production of oil and gas, free of the expenses of production.

●	Overriding Royalty Interests – An ORRI is a fractional or percentage interest in the production of oil and gas, but without bearing any of the costs associated with drilling, development, or production. An ORRI is similar to a royalty interest reserved by the lessor, but instead it is created out of the lessee’s share of oil and gas (i.e., the party responsible for the operational costs) and is typically set as a percentage of the gross production.

Oil and Gas Companies

When investing in Oil and Gas Companies, the Adviser will: (i) seek to construct the portfolio with securities that it believes will benefit from growing global energy demand and economic growth; (ii) seek to position the Fund in securities of issuers operating in the energy industry, including upstream exploration and production companies, midstream transport and storage operators, and downstream refiners; and (iii) seek to capitalize on recent and ongoing global macroeconomic, geopolitical, and energy market trends. The securities in the Fund are expected to be denominated in U.S. dollars but may have international exposures in terms of geographies, currencies as well as customers and supply chains. The allocation of the Fund’s portfolio that is invested in public securities is based on qualitative and quantitative fundamental analysis of macroeconomic conditions, including commodity price dynamics, inflation, market conditions, historical performance, relative valuations and volatility, political and regulatory developments, and other relevant factors, as well as fundamental analysis of each potential investment. The Adviser may invest in publicly traded energy companies, including refiners and upstream producers, that offer differentiated exposure to the energy sector and may help mitigate the impact of commodity price volatility on the Fund’s private portfolio assets.

The Fund generally relies on the Global Industry Classification Standard (“GICS”) published by Standard & Poor’s (“S&P”), as it may be amended from time to time, in determining whether an issuer is an Oil and Gas Company. S&P classifies companies quantitatively and qualitatively. Each company is assigned a single GICS classification according to its principal business activity. S&P uses revenues as a key factor in determining a firm’s principal business activity. Earnings and market, however, are also recognized as important and relevant information for classification purposes.

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In deciding which publicly traded equity and equity-related securities to buy, the Adviser employs a combination of quantitative and qualitative analyses that seeks to identify high quality, reasonably valued companies within the Energy sector. As part of its assessment, the investment team considers cash flow generation, balance sheet strength, earning quality, valuation relative to industry peers, and other factors deemed relevant by the Adviser. The degree of liquidity of each security considered for purchase also is considered by the Adviser.

The Fund’s investments in Oil and Gas Companies also may include equity and equity-related securities, including common stocks and exchange traded funds. The Fund also may invest in income-producing securities, which may include corporate bonds and asset-backed securities. Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated.

The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

Investment Adviser

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between CFI and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 80 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure energy and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing alternative investment solutions and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts (“DSTs”) qualified opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

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Lincoln

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is entitled to receive a monthly management fee at the annual rate of 2.25% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.00% per annum of the Fund’s average daily net assets attributable to Class S shares, respectively (the “Expense Limitation”) for an initial two-year period. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until [August 1], 2028, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. Pursuant to a separate Management Fee Waiver, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class S shares until [August 1], 2029 unless the Adviser and the Board approve its continuation. After [August 1], 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund.”

Administration, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent, and Accounting Agent. For its services as Administrator, Transfer Agent, and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

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Distribution Fees

Class S Shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Closed-End Fund Structure

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. Unlike many closed-end funds, however, the Shares will not be listed on an exchange. Instead, the Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Shares (at least, and typically expected to be, 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows. See “Quarterly Repurchases of Shares.”

Share Classes

This Prospectus relates to Class S Shares only. In addition to Class S Shares, the Fund also offers Class I Shares, which are subject to different fees, expenses and investment minimums in a separate Prospectus. In addition, the Fund offers Class A Shares and Class C Shares, which are also subject to different fees, expenses and investment minimums in a separate Prospectus. To the extent the Fund offers additional classes of Shares in the future, each class of Shares will be subject to different fees and expenses. The Fund and the Adviser are eligible to rely on exemptive relief previously granted by the SEC to an affiliate of CFI (Cantor Fitzgerald Infrastructure Fund and Cantor Fitzgerald Investment Advisors, L.P. (Investment Company Release NO. 34758; File No. 812-15358)) to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for the Shares. Accordingly, you may not be able to sell Shares when and in the amount you desire. Shareholders should consider Shares to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. There is also no guarantee that the Fund will be able to make any distributions or maintain a certain level of distributions to Shareholders. An investment in the Fund should not be viewed as a complete investment program.

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Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to request the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Interval Funds Risks,” “Repurchase Offers Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell securities to purchase Shares that are tendered, remaining Shareholders will be subject to increased risk and increased Fund expenses as a percentage of new assets.

Use of Proceeds

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

Use of Leverage

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles. Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of up to 33 1/3% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

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In general, the Fund is prohibited from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of such leverage the Fund has satisfied the asset coverage requirement with respect to senior securities representing indebtedness prescribed by the Investment Company Act—i.e., the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”), is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, this asset coverage requirement is satisfied.

Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivatives and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks. See “Risk Factors — Leverage Risk.”

The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

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Board of Trustees

The Board has overall responsibility for monitoring and overseeing the management and operations of the Fund. A majority of the Trustees are not “interested persons,” as defined in the Investment Company Act, of the Fund, the Advisers, the Distributor, or any affiliates of any of the foregoing (the “Independent Trustees”).

Distribution Policy and Dividend Reinvestment Policy

The Fund’s distribution policy is to make quarterly distributions to Shareholders. Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional Shares of the same class under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Distribution Policy and Dividend Reinvestment Plan.”

Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that a significant portion of the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

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If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a non-deductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

Risk Factors

An investment in the Fund is subject to a high degree of risk. There can be no assurance the Fund will achieve its investment objective. Risks of investing in the Fund, include, but are not limited to, those outlined below. See “Risk Factors” and elsewhere in this Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

●	Energy Sector Risk. Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

●	Oil and Gas Volatility Risk. The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.
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●	Well Productivity Risk. Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Regardless of the level of experience, knowledge, scientific information and careful evaluation by the operator, significant risk is involved in such projects and cannot be avoided entirely. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

●	Dependence on Infrastructure Risk. Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

●	Oil and Gas Industry Competition Risk. The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

●	Oil and Gas Regulation Risk. The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.
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●	Payment Terms Risk. In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

●	Dependence on Downstream Facilities Risk. The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided with limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

●	Operating Hazards Risk. The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.
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●	Risks of Investing Through Oil and Gas Investment Vehicles. By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

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The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

●	Credit Risk. The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

●	Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

●	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

●	Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

●	Leverage Risk. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:
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●	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

●	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

●	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

●	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

●	Equity Securities Risk. The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

●	Liquidity Risk. Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.
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●	Interval Fund Risk. The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares, and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

●	Repurchase Offers Risk. The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

●	Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at that time. Any delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.
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●	Valuation Risk. The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s Oil and Gas Investment Vehicles and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Oil and Gas Investment Vehicles are not publicly traded and the Fund will depend on appraisers and service providers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in an Oil and Gas Investment Vehicle or the underlying Oil and Gas Interests may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

●	Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

●	Business and Regulatory Risks. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

●	Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

●	Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.
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To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a non-deductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

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In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

●	Privately Placed Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Advisers had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

●	Reliance on Key Persons Risk. The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.
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●	Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure to companies in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

●	Hedging Transactions Risk. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

●	Fund Capitalization Risk. There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

●	No Operating History Risk. The Fund is a newly- organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

●	Diversification Risk. The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company”. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

●	Cybersecurity Risk. The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.
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●	Temporary Defensive Strategies Risk. When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

PERFORMANCE INFORMATION

The Fund acquired the Predecessor Fund on [August [ ], 2026] (the “Transaction Date”) in exchange for Class S Shares of the Fund, and the Fund commenced operations on that date. Accordingly, the performance shown in the bar chart and performance table below prior to the Transaction Date is the performance of the Predecessor Fund. The Predecessor Fund was organized on January 16, 2020, and commenced operations on February 15, 2022 and has an investment objective, strategies, policies, restrictions and guidelines that are, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the 1940 Act, and therefore was not subject to the same investment and tax restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Predecessor Fund’s fees and expenses were higher than the net fees and expenses of the Fund’s Class S Shares. Accordingly, the Predecessor Fund’s performance has not been adjusted to reflect the fees and expenses of the Fund’s Class S Shares in the bar chart performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1 year, 3 years, and since-inception compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Performance Information for Predecessor Fund

The year-to-date return as of March 31, 2026 is 23.9%.

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Average Annual Total Returns (for the periods ended December 31, 2025)

	Year-to-Date	1 Year	3 Years	Since Inception (2/15/22)
Class S Shares
Returns Before Taxes	23.9%	17.4%	9.9%	23.8%
[ ] Index[1]	[ ]%	[ ]%	[ ]%	[ ]%
[ ] Index[1]	[ ]%	[ ]%	[ ]%	[ ]%

[1]	The index returns do not reflect deductions for fees, expenses or taxes.

The before-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual before-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the before-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The before-tax returns are shown only for Class S Shares and will vary for Class S Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. More information about these expenses is available from your financial professional and in the “Plan of Distribution.”

Shareholder Transaction Expenses	Class S
Maximum Sales Load (percentage of offering price)	None
Contingent Deferred Sales Charge	None
Annual Fund Operating Expenses (as a percentage of net assets attributable to Shares) (1)
Management Fees	2.25%
Shareholder Servicing Fee	None
Distribution Fee	None
Other Expenses(2)	2.50%
Interest Payments on Borrowed Funds(3)	0.75%
Asset Level Expenses(4)	0.50%
Remaining Other Expenses	1.25%
Total Annual Fund Operating Expenses	4.75%
Less Fee Waiver and/or Expense Limitation(5)	(0.50%)
Total Annual Fund Operating Expenses (After Fee Waiver)	4.25%

(1)	Estimates are based on Fund net assets of $75,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will raise $75,000,000 in proceeds.

(2)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund. Other Expenses include professional fees, offering expenses, and other general and administrative expenses.

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(3)	The table assumes the Fund’s use of leverage in an amount equal to 10% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage). The Fund’s actual interest costs associated with leverage may differ from the estimates above.

(4)	Estimated fees and expenses related to property management, disposition expenses, any other expenses related to investments in Oil and Gas Interests of the Fund’s Oil and Gas Investment Vehicles (including real estate and property taxes on properties held in the Fund’s Oil and Gas Investment Vehicles).

(5)	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 3.00% per annum of the Fund’s average daily net assets attributable to Class S shares (the Expense Limitation) for an initial two-year term. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until [August 1], 2028, unless and until the Board approves its modification or termination. Separately and in addition to the Expense Limitation, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class S shares until [August 1], 2029 unless the Adviser and the Board approve its continuation under a Management Waiver Agreement. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. See “Management of the Fund.”

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund’s Class S Shares assuming a 5% return and that annual expenses attributable to the Fund’s Class S Shares (the example assumes the Fund’s Expense Limitation Agreement will remain in effect until [August 1], 2028) remain unchanged. The example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example does not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown. The example assumes that the estimates costs on the expenses set forth in the Total Fund Annual Operating Expenses are accurate, that the Total Fund Annual Operating Expenses remain the same for all periods shown and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than the hypothetical 5% annual return shown in the example. In addition to the fees and expenses described above, you may be required to pay transaction and other fees on purchases of Class S Shares, which are not reflected in the example.

1 Year	3 Years	5 Years	10 Years
$43	$134	$231	$475

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The purpose of the tables above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a Shareholder of the Fund. For a more complete description of the various costs and expenses of the Fund. See “Management of the Fund.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Fund will make quarterly offers to repurchase an amount no less than 5% and not more than 25% of the Fund’s outstanding Shares, according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s principal office is located at 110 E. 59th Street, New York, NY 10022, and its telephone number is 855-9-CANTOR. An investment in the Fund involves certain risks and special considerations. See “Risks.”

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free reorganization on or about [August 1, 2026] (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund [will be/were] exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and one of the joint venture partners of the investment adviser to the Fund.

USE OF PROCEEDS

The Fund will invest the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to shareholders. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

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THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to seek to maximize risk-adjusted total return, with an emphasis on current income. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

●	“Domestic Wholly-Owned Entities” are wholly-owned subsidiaries of the Fund organized under the laws of the United States.

●	“Joint Venture Entities” are entities in which the Fund will co-invest solely alongside unaffiliated third-party investors. The Fund may own a majority or minority interest in any particular Joint Venture Entity.

●	“Offshore Subsidiaries” are wholly-owned subsidiaries of the Fund organized in the Cayman Islands or other non-U.S. jurisdiction.

●	“Co-Investment Entities” are entities in which the Fund will co-invest alongside affiliates of the Fund, including those of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. The Fund may own a majority or minority interest in any particular Co-Investment Entity.

These Oil and Gas Investment Vehicles are discussed in greater detail below under “Principal Portfolio Composition.”

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Investment Philosophy and Process

Tailwinds in the Oil and Gas Industry

The Adviser believes that despite news headlines which suggest that the energy transition to full renewable power generation is imminent, oil and natural gas will remain key components of global energy production for years to come. These headlines have reduced long-term capital investment in traditional energy projects, resulting in attractive economics for the development of oil and gas wells. Additionally, demand for energy continues to be robust, driven by economic growth and industrial activity.

The Adviser believes that demand for U.S-produced natural gas is especially primed to benefit from sustained growth in key sectors. Demand for natural gas is propelled by its critical role in power generation, where it has captured significant market share, rising from 28% of U.S. electricity generation in 2014 to 42.5% in 2024, largely displacing coal, according to S&P Global Ratings. The surge in LNG exports further amplifies demand, with U.S. export capacity projected to nearly double from 14 Bcf/d in 2023 to 25 Bcf/d by 2028, driven by the construction of new Gulf Coast export facilities, as reported by the U.S. Energy Information Administration (EIA). Additionally, natural gas benefits from its perception as a cleaner energy source, emitting 50% less CO2 than coal and 30% less than oil when combusted, per the American Security Project, making it a preferred bridge fuel in the energy transition. These factors, combined with growing industrial demand and data center power needs, create a favorable environment for the Fund’s gas-focused investments.

Some of the tailwinds which the Adviser believes will enhance the attractiveness of investing in Oil and Gas Interests are as follows:

●	Strong Global Energy Demand – Global energy demand for oil and gas remains a fundamental driver for U.S. oil and gas investments. Despite the push for renewable energy, hydrocarbons continue to dominate the global energy mix, with oil and natural gas accounting for approximately 55% of global energy consumption in 2024, according to the International Energy Agency (IEA). OPEC’s official prediction for global oil demand, as outlined in its 2025 World Oil Outlook, projects steady growth for crude oil demand, driven primarily by developing countries, with long-term projections topping 123 million barrels per day by 2050 (an increase from 104 million barrels per day projected in 2025), with no peak in oil demand anticipated on the horizon. Natural gas’s growth outlook is even more robust, as the various agencies almost unanimously predict the growth in global consumption to increase 20% or more between 2025 and 2050, predominantly for power generation to fuel the needs of a growing global population and the rising energy needs of the AI and tech sectors. Other key drivers of hydrocarbon growth include:

●	Emerging Market Growth: Rapid industrialization in Asia (e.g., China, India) and Africa fuels demand for transportation fuels, LNG, and petrochemical feedstocks. For example, global LNG demand is expected to grow by 4% annually through 2030, per Shell’s LNG Outlook.

●	Petrochemical Demand: Rising global consumption of plastics and chemicals, derived from oil and gas, supports long-term demand, as alternatives like bio-based materials scale slowly.

●	Transition Pace Limitations: While renewables are growing, their ability to displace oil and gas in sectors like aviation, shipping, and heavy industry is limited in the near term due to technological and cost barriers.
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●	U.S. as a Leading Producer – The U.S. has solidified its position as the world’s top oil and gas producer, with crude oil production averaging 13.2 million bpd and natural gas output at 105 billion cubic feet per day (Bcf/d) in 2024, per the EIA. The Permian Basin alone accounts for nearly 50% of U.S. oil production, with other key regions like the Eagle Ford, Bakken, and Marcellus contributing significantly. This dominance is driven by:

●	Technological Advancements: Innovations in hydraulic fracturing, horizontal drilling, and digital reservoir management have reduced breakeven costs to $40–$50 per barrel in prime basins, making U.S. production globally competitive even in moderate price environments.

●	Resource Abundance: The U.S. has vast proven reserves, with the Permian holding over 50 billion barrels of oil equivalent in technically recoverable resources, per the U.S. Geological Survey.

●	Private Land Advantage: Unlike many countries, U.S. oil and gas development benefits from private mineral rights ownership, which streamlines leasing and reduces bureaucratic delays compared to state-controlled systems.

●	Energy Security and Geopolitical Stability – Geopolitical disruptions, including ongoing tensions in the Middle East, sanctions on Russia, and instability in other oil-producing regions like Venezuela, have underscored the importance of U.S. oil and gas as a reliable, geopolitically stable supply source. Key factors include:

●	Reduced Global Supply Risks: U.S. production is insulated from OPEC+ production cuts or conflicts disrupting Middle Eastern or African supply. In 2024, U.S. exports of crude oil and LNG reached record highs, with 4.1 million bpd of crude and 14 Bcf/d of LNG, per EIA data, meeting demand from Europe and Asia.

●	Energy Independence: The U.S.’s near energy independence reduces reliance on volatile global markets, making domestic assets a safe haven for investors. This is particularly appealing amid sanctions on Russian energy and Houthi attacks disrupting Red Sea shipping routes in 2024–2025.

●	Allied Demand: Allies like Europe, facing gas supply constraints post-Russia-Ukraine conflict, have increased reliance on U.S. LNG, with exports to Europe doubling since 2021. This strengthens demand for U.S. gas assets.

Target Market Opportunity in Non-Operated Assets

The Adviser believes the Fund is strategically positioned to capitalize on the above tailwinds with access to non-operated oil and gas assets that may offer attractive risk-adjusted returns. In the experience of the Adviser, non-operated interests are often ignored by conventional financing channels and these assets, despite their significant potential, frequently struggle to secure the requisite capital due to their unique operational structure and perceived risks. The Adviser sees this market practice as an opportunity, as they have a diversified strategy which they expect can mitigate some of the risks that come along with the assets while unlocking the high return potential of an asset class that the Adviser believes is undercapitalized.

Non-operated oil and gas assets represent what the Adviser believes to be a distinct investment opportunity within the industry. Such assets allow investors to participate in energy production without assuming the operational responsibilities and risks associated with drilling and production. Non-operated oil and Gas Investment can offer significant advantages over operated interests for the Fund, including reduced operational and administrative responsibilities, lower capital and liability exposure, and greater flexibility in portfolio diversification. By avoiding the need to manage day-to-day operations, the Adviser can leverage the operators’ expertise, scale, and infrastructure while focusing on strategic investment decisions. Non-operated interests also provide predictable cost structures through joint interest billing, passive income potential, and access to multiple projects without the long-term commitments or risks associated with operating assets, making them an attractive option for increasing returns and minimizing operational burdens.

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Deal Sourcing and Underwriting

The Adviser leverages the industry expertise and network of Cantor and Lincoln to identify what it believes are premium non-operated oil and gas assets. In its experience, these assets can provide access to proven reserves and established production infrastructure, reducing exploration risk and offering a more predictable revenue stream. Cantor and Lincoln believe that the longevity of its management team in the industry allows them to source assets in some of North America’s leading oil and natural gas resource plays. To help ensure access to valuable opportunities, Cantor and Lincoln maintain long-standing relationships with buyers and sellers of assets who are local to the basins in which they invest. The Adviser believes these relationships, along with its team’s rigorous due diligence process and data capabilities, will continue to provide the Fund with acquisition and development opportunities that they expect will result in significant incremental long-term value.

Deal sourcing typically comes from one of several avenues:

●	Independent contractors: Landmen or brokers who are calling individual mineral or leasehold owners with an offer to purchase or lease their acreage.

●	Operators: Smaller operators who do not have the capital required to participate in CAPEX requirements associated with their assets, or larger operators who have decided not to allocate any capital budget to non-operated projects.

●	Other non-operated investment groups: Smaller companies who have purchased an asset and are looking to find a partner to absorb a portion of the CAPEX obligations.

●	Broadly marketed deals: To a lesser extent, larger deals that are broadly marketed by a broker, advisor, or investment bank.

The Fund, guided by its Adviser, employs a meticulous and data-driven underwriting process to evaluate the high volume of non-operated working interest deals in oil and gas assets, ensuring disciplined investment decisions in a competitive market. Each deal undergoes a comprehensive discounted cash flow (DCF) analysis, where the Adviser assesses the acquisition cost, projected future development expenses, and anticipated revenue streams derived from estimated hydrocarbon production volumes and forward-looking oil and gas price curves. The Adviser leverages an extensive proprietary dataset, coupled with sophisticated, in-house-developed data visualization and analytics tools, to model asset performance with high precision, incorporating variables such as geological risks, operator efficiency, and market dynamics. This robust analytical framework allows the Adviser to rigorously compare risk-adjusted returns across opportunities, prioritizing investments in assets that deliver superior value while aligning with the Fund’s strategic objective of maximizing long-term returns with prudent risk management.

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Portfolio Construction

When considering single assets or development projects to pursue, the Adviser is conscientious to construct a portfolio of non-operated working interest assets with a strategic focus on optimizing risk-adjusted returns. The Adviser pursues assets that deliver superior value through its rigorous DCF analysis, but these selections are made within the context of the overall portfolio to ensure balance and resilience. Specifically, the Adviser targets a diversified mix of hydrocarbons—oil, natural gas, and natural gas liquids (NGLs)—to avoid overexposure to price volatility or demand shifts in any single commodity. Additionally, the Adviser limits concentration in any single basin or geographical region, such as the Permian, Eagle Ford, or Bakken, to reduce exposure to basin-specific risks, including midstream constraints, takeaway costs, and state-specific regulatory changes. Finally, the Adviser caps reliance on any single operator to mitigate risks tied to operator performance, financial stability, or operational inefficiencies. By adhering to these diversification principles, the Adviser builds a resilient portfolio that aligns with the Fund’s goal of maximizing long-term returns while effectively managing risk across its non-operated oil and gas investments.

Commodity Price Risk Management

In addition to managing risk by creating a portfolio that is diversified in the manners described above, the Adviser intends to hedge commodity price risk through the practice of hedging. The Fund, guided by its Adviser, employs a sophisticated hedging strategy to mitigate price volatility in oil and natural gas, utilizing over-the-counter (OTC) swaps and options to protect revenue streams from its non-operated working interests. The Adviser maintains hedging agreements with multiple reputable counterparties, ensuring diversified credit exposure and competitive terms. Targeting a significant portion of anticipated oil and natural gas production, the Adviser typically hedges volumes over a one- to three-year horizon, locking in prices through fixed-price swaps to provide cash flow certainty while selectively using options (e.g., collars or puts) to retain upside potential in rising markets. This disciplined approach, informed by market analysis and forward price curves, balances downside protection with flexibility, aligning with the Fund’s objective of delivering stable, risk-adjusted returns across its portfolio.

Principal Portfolio Composition

Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

●	Developed – The majority of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

●	Near-Term Development – A portion of the Fund’s asset are expected to be deployed in working interests in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to the other categories but are also subject to additional risks.

All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated”, meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests. The Fund will not invest in any working Oil and Gas Interests directly.

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The following provides addition details on the types of Oil and Gas Interests in which the Fund principally invests:

●	Non-Operated Working Interests – A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest is subject to all costs of exploration and development. A working interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated,” it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. They are responsible for their share of exploration, drilling and production costs but have no direct control over how operations are conducted. The operator is responsible for overseeing the fieldwork and reporting to other interest holders. The terms of the relationship between a non-operated working interest holder and the operator are usually set forth in an operating agreement and/or dictated by state laws and regulations.

●	Mineral Interests – A mineral interest is the present ownership of the oil and gas in a particular place, which is typically considered an interest in real property. The primary characteristic of a mineral interest is the right to enter the land to explore, drill, produce and otherwise carry on mining activities. Mineral interests may be fractionalized and leased to others. Mineral interests are frequently severed from the surface rights of the real property. Mineral interests are frequently pooled and become subject to an operating interest whereby the owner’s interest becomes converted into a non-operated working interest.

●	Royalty Interests – A royalty interest generally refers to a lessor’s share in the production of oil and gas, free of the expenses of production. A royalty interest is personal property and concerns the proceeds from oil and gas leases, if and when there is production. The royalty interest, or portion thereof, is freely assignable. The royalty may be paid in kind or may be paid in money representing the holder’s proportionate share of production.

●	Overriding Royalty Interests – An ORRI is a fractional or percentage interest in the production of oil and gas, but without bearing any of the costs associated with drilling, development, or production. An ORRI is carved out of the lessee’s share of oil and gas. An ORRI is similar to a royalty interest reserved by the lessor, but instead it is created out of the lessee’s share of oil and gas (i.e., the party responsible for the operational costs) and is typically set as a percentage of the gross production. The duration of an ORRI is limited by the duration of the lease under which is created. Like a royalty interest, an ORRI is freely assignable.

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

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Domestic Wholly-Owned Entities

The Fund may invest in Oil and Gas Interests through one or more Domestic Wholly-Owned Entities formed by the Fund and organized in the United States. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete control of the underlying Oil and Gas Interests held by the Domestic Wholly-Owned Entity and as a result, the Fund will bear all risks associated with the underlying Oil and Gas Interests. However, the Fund will have greater flexibility as to disposition of an Oil and Gas Interests investment or the development of the Oil and Gas Interests held by the Domestic Wholly-Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying Oil and Gas Interests. Further, investments in Oil and Gas Interests made through a Domestic Wholly-Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.

Joint Venture Entities

The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, developers, owners, or other non-affiliated third parties for the purpose of owning or operating Oil and Gas Interests through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying Oil and Gas Interests held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third-party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.

The Fund has not established safeguards it will apply to, or be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Adviser considers all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to: (i) the management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture; (ii) the Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances; and (iii) the Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfer.

Offshore Subsidiaries

The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more Offshore Subsidiaries. The Fund may allocate up to 25% of its assets in the Offshore Subsidiaries, which have the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the Code that apply to the Fund, and which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Adviser will act as the investment adviser to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Adviser will comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries. Offshore Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund.

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Co-Investment Entities

Instead of acquiring full ownership of Oil and Gas Interests through a Domestic Wholly-Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Oil and Gas Interests or purchase price (including financing, if applicable) and the acquisition or development expenses, if any, of the underlying Oil and Gas Interests, as applicable, owned by the Co-Investment Entity. The Fund’s ownership in the Co-Investment Entity may be passive in nature, and the Fund may have a greater economic interest but less control rights in the Co-Investment Entity than the affiliate in which the Fund will co-invest alongside.

The Fund’s investments in Oil and Gas Interests through the securities of a Co-Investment Entity with its affiliates is subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the SEC. If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. However, there can be no assurance that the Fund and the Adviser will be able to obtain such exemptive relief or, if obtained, be able to rely on such exemptive relief for certain potential transaction structures. The exemptive order from the SEC, if granted, will include extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund may incur losses in the event that the Fund will not be able to fully comply (or will be deemed not to be in compliance) with these extensive conditions. If granted exemptive relief, the Fund will adopt procedures reasonably designed to ensure compliance with the exemptive order and the Board will oversee risk relative to such compliance. If the Fund and its affiliates are granted exemptive relief, certain unaffiliated third parties may also be able to invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest.

If the Fund does not obtain an exemptive order from the SEC, the Fund and/or the Co-Investment Entities may co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. For example, the Fund and/or the Co-Investment Entities may co-invest with such affiliates consistent with guidance promulgated under the no-action position of the SEC staff set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like the Fund may rely in order to co-invest so long as certain conditions are met, including that the Adviser, acting on behalf of the Fund and on behalf of their other clients, negotiates no term other than price.

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Oil and Gas Companies

When investing in Oil and Gas Companies, the Adviser will: (i) seek to construct the portfolio with securities that it believes will benefit from growing global energy demand and economic growth; (ii) seek to position the Fund in securities of issuers operating in the energy industry, including upstream exploration and production companies, midstream transport and storage operators, and downstream refiners; and (iii) seek to capitalize on recent and ongoing global macroeconomic, geopolitical, and energy market trends. The securities in the Fund are expected to be denominated primarily in U.S. dollars but may have international exposures in terms of geographies, currencies as well as customers and supply chains. The allocation of the Fund invested in public securities is based on qualitative and quantitative fundamental analysis of macroeconomic conditions, including commodity price dynamics, inflation, market conditions, historical performance, relative valuations and volatility, political and regulatory developments, and other relevant factors, as well as fundamental analysis of each potential investment. The Adviser may invest in publicly traded energy companies, including refiners and upstream producers, that offer differentiated exposure to the energy sector and may help mitigate the impact of commodity price volatility on the Fund’s private portfolio assets.

The Fund generally relies on the Global Industry Classification Standard (“GICS”) published by Standard & Poor’s (“S&P”), as it may be amended from time to time, in determining whether an issuer is an Oil and Gas Company. S&P classifies companies quantitatively and qualitatively. Each company is assigned a single GICS classification according to its principal business activity. S&P uses revenues as a key factor in determining a firm's principal business activity. Earnings and market, however, are also recognized as important and relevant information for classification purposes.

In deciding which publicly traded equity and equity-related securities to buy, the Adviser employs a combination of quantitative and qualitative analyses that seeks to identify high quality, reasonably valued companies within the Energy sector.   As part of its assessment, the investment team considers cash flow generation, balance sheet strength, earning quality, valuation relative to industry peers, and other factors deemed relevant by the Adviser.  The degree of liquidity of each security considered for purchase also is considered by the Adviser.

The Fund’s investments in Oil and Gas Companies also may include equity and equity-related securities, including common stocks and exchange traded funds. The Fund also may invest in income-producing securities, which may include corporate bonds and asset-backed securities.  Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective. For a further description of these temporary investments, see the SAI under “Investment Policies and Techniques—Portfolio Composition.”

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act, which includes Shares and shares of preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

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Additional Information Regarding Investment Strategies

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

USE OF LEVERAGE

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by a mortgaged interest in the Oil and Gas Interests, the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles (“Borrowings”). Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of up to 33 1/3% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

Oil and Gas Investment Vehicle level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by Oil and Gas Interests owned by such special purpose vehicles. Such special purpose vehicles would own Oil and Gas Interests and would borrow from a lender using the owned property as collateral. If any such special purpose vehicle were to default on a loan, the lender’s recourse would be to the pledged Oil and Gas Interests and the lender would typically not have a claim to other assets of the Fund. When such property level debt is not recourse to the Fund, the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the special purpose vehicle holding such debt is a wholly-owned subsidiary of the Fund or the financial statements of the special purpose vehicle holding such debt will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. In addition to borrowing from lenders, special purpose vehicles held by the Fund may issue debt securities through private placements to the extent permitted by applicable law.

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In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares.

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings and Preferred Shares would have seniority over the Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Any Borrowings and Preferred Shares (if issued) leverage your investment in Shares. Holders of Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Shares bear the offering costs of the Preferred Share issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Shares.

With respect to entity level debt, the Fund is permitted in the future to negotiate with several large commercial lenders, including commercial banks and insurance companies, to arrange one or more credit facilities (each, a “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount up to approximately 33 1⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage).

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 331⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage)). In addition, the Fund is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future Credit Facilities may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new Credit Facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such Credit Facility may have the ability to foreclose on such assets in the event of a default under the Credit Facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. The Fund expects that any such Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

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Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings or Preferred Shares, are borne entirely by the holders of the Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Shares to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to holders of Shares. These include the possibility of higher volatility of the NAV of the Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares). Under the 1940 Act, the Fund may only issue one class of Preferred Shares.

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Shares and Preferred Shares voting together as a single class. In the event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares, the Fund will not issue Preferred Shares.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivative and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks.

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The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

Effects of Leverage

Assuming the use of leverage in the amount of 33 1/3% of the Fund’s Managed Assets, at a leveraged expense rate of 7.00% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 2.33% in order to cover such interest and/or dividend payments and other expenses. Of course, these numbers are merely estimates used for illustration. Actual dividend rates and other leverage expenses may vary frequently and be significantly higher or lower that the rate estimated above.

The following table is designed to illustrate the effect of leverage on Shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing 10.00% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest rate and/or dividend on its leverage of 7.50%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Shares Total Return	(18.50)%	(11.00)%	(3.50)%	4.00%	11.50%

The Shares total return is composed of two elements: the Share’s dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

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RISKS

Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Information About the Fund’s Investments and Investment Risks” in the SAI.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.

Energy Sector Risk

Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

Oil and Gas Volatility Risk

The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.

Well Productivity Risk

Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Many risks are involved that experience, knowledge, scientific information and careful evaluation cannot avoid. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

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Dependence on Infrastructure Risk

Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

Oil and Gas Industry Competition Risk

The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

Oil and Gas Regulation Risk

The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.

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Payment Terms Risk

In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

Dependence on Downstream Facilities Risk

The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

Operating Hazards Risk

The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.

Risks of Investing Through Oil and Gas Investment Vehicles

By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;
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●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

●	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

●	Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●	The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

●	A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

●	The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

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Credit Risk

The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

Market Disruption, Health Crises, Terrorism and Geopolitical Risks

The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Adviser fails to retain their key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

Competition Risk

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

Leverage Risk

Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:

●	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;
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●	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

●	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

●	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

Equity Securities Risk

The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

Liquidity Risk

Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

Interval Fund Risk

The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares, and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

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Repurchase Offers Risk

The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

Delay in Use of Proceeds Risk

The Fund relies upon the Co-Adviser’s investment professionals to identify suitable investments. To the extent that Co-Adviser’s investment professionals face competing demands upon their time in instances when the Fund has capital ready for investment, the Fund may face delays in execution. The Fund could also suffer from delays in locating suitable investments as a result of the Fund’s reliance on the Adviser at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other Lincoln or Cantor sponsored programs, some of which have investment objectives and employ investment strategies that are similar to those of the Fund. Further, it may be difficult for the Fund to invest the net offering proceeds promptly and on attractive terms. Delays the Fund encounters in the selection and origination of income-producing assets would likely limit the Fund’s ability to pay distributions to Shareholders and lower their overall returns. Similar concerns arise when there are prepayments, maturities or sales of the Fund’s investments.

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The Fund’s ability to achieve its investment objective and to pay distributions depends upon the performance of the Adviser in the acquisition of the Fund’s investments. The more money the Fund raises in the offering of its Shares, the greater the Fund’s challenge will be to invest all of the net offering proceeds on attractive terms. Except for the Fund’s investment policy, Shareholders will have no opportunity to evaluate the economic merits or the terms of the Fund’s investments before making a decision to invest in the Fund. Shareholders must rely entirely on the management abilities of the Adviser. The Fund cannot assure Shareholders that the Adviser will be successful in obtaining suitable investments on financially attractive terms or that, if the Adviser makes investments on the Fund’s behalf, the Fund’s objective will be achieved.

Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. If the Fund is unable to find suitable investments promptly or deploy capital in a timely or efficient manner, it may be forced to invest in cash, cash equivalents or other assets. The rate of return on these investments, which affects the amount of cash available to make distributions, may be less than the return obtainable from the type of investments in the oil and gas industry the Fund seeks to acquire. Therefore, delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns. There can be no assurances as to how long it will take the Fund to invest the net proceeds from sales of Fund Shares. If the Fund would continue to be unsuccessful in locating suitable investments, the Fund may ultimately decide to liquidate.

This offering is being made on a “best efforts” basis, meaning that the Fund is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a Shareholder’s investment may be reduced in the event the Fund’s assets underperform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

The Fund’s Oil and Gas Interest investments are fair valued by the Adviser in accordance with the procedures described under “Determination of Net Asset Value” below. Within the parameters of the Fund’s valuation procedures, the valuation methodologies used to value the Fund’s Oil and Gas Interest investments will involve subjective judgments and projections and may not be accurate. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuations and appraisals of the Fund’s Oil and Gas Interest investments will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Adviser and the Fund’s independent third party valuation agents or pricing services. Valuations and appraisals of the Fund’s Oil and Gas Interest investments are only conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for the Adviser to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Adviser to make an assessment of fair value with incomplete information. A material change in an Oil and Gas Interest investment or a new appraisal of an Oil and Gas Interest investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per Share.

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It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies, an unanticipated structural or environmental event at a property or material changes in market, economic and political conditions globally and in the jurisdictions and sectors in which a property operates, may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. As a result, the Fund’s NAV per share may not reflect a material event until such time as sufficient information is available and the impact of such an event on a property’s valuation is evaluated, such that the Fund’s NAV may be appropriately updated in accordance with the Fund’s valuation guidelines.

Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies or an unanticipated structural or environmental event at a property may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. The Adviser will rely on the independent third party valuation agents’ or pricing services’ appraisals in determining the fair value of the Oil and Gas Interest investments. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Shares, the price the Fund paid to repurchase Shares or NAV-based fees the Fund paid to the Adviser to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Shares in this offering, and the price at which your Shares may be repurchased in a repurchase offer by the Fund, are based on NAV per Share, you may pay more than realizable value or receive less than realizable value for your investment if assets are mispriced. In addition, the participation of the Adviser’s personnel in the Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Adviser is based on the value of the Fund’s assets.

Interest Rate Risk

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

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Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

Issuer Risk

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the 1940 Act. Some of the intended investments of the Fund may not qualify as “securities” under the 1940 Act. The Fund has attempted to isolate those investments in a controlled Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

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The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a non-deductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

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The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Privately Placed Securities Risk

The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Concentration Risk

The Fund will invest a substantial portion of its assets in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

Companies in the Crude Petroleum and Natural Gas Industry are affected by specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, Crude Petroleum and Natural Gas Industry companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves also may affect the profitability of companies operating within the Crude Petroleum and Natural Gas Industry.

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Hedging Transactions Risk

Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

No Operating History Risk

The Fund is a newly-organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

Diversification Risk

The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company.” Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Cybersecurity Risk

The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.

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Temporary Defensive Strategies Risk

When the Adviser anticipate unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the joint venture partners of the Adviser each manage and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the joint venture partners of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the joint venture partners of the Adviser or result in the Co-Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if one of the joint venture partners of the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

Subject to applicable regulatory requirements, the portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and its affiliates may provide more services to some types of funds and accounts than others.

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The use of leverage by the Fund has the potential to increase the investment management fees payable to the Adviser, which may provide a financial incentive to the Adviser to use leverage or increase the amount of leverage used. The Fund’s use of leverage, therefore, may create a conflict of interest between the Adviser, on the one hand, and the Fund’s Shareholders, on the other hand.

The Fund and/or the Adviser (as applicable) have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the joint venture partners of Adviser are treated equitably; however, there is no guarantee that such policies and procedures will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the joint venture partners of the Adviser may manage or advise from time to time. As noted above, the Fund has sought exemptive relief to permit co-investments among the Fund and vehicles managed by Lincoln. Until such relief is granted, Lincoln intends, consistent with its fiduciary obligations, to allocate investment opportunities between the Fund and its other investment vehicles based on a stated rotation policy, which considers capacity and portfolio position of each investment vehicle. In the event that the co-investment exemptive relief is granted, co-investment opportunities will be allocated in a manner that is consistent with the conditions of such exemptive relief as applicable. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Cantor Fitzgerald Energy Advisors, LLC

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between CFI and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

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CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 80 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure, energy and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing private market and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts, qualified opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

Lincoln

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

A discussion regarding the basis for approval by the Board of Trustees of the Fund’s Investment Management Agreement with the Adviser will be available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2026.

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Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is entitled to receive a monthly management fee at the annual rate of 2.25% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.00% per annum of the Fund’s average daily net assets attributable to Class S shares, respectively (the “Expense Limitation”) for an initial two-year term. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement with respect to Class S Shares will remain until [August 1], 2028, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. Pursuant to a separate Management Fee Waiver, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class S shares until [August [ ]], 2029 unless the Adviser and the Board approve its continuation. After [August [ ]], 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund."

The Investment Committee

The Adviser has established an Investment Committee (the “Committee”) responsible for: setting overall investment policies and strategies of the Adviser; establishing allocation targets for the investment portfolio of the Fund among the public securities in which the Fund intends to invest; and generally overseeing the activities of the Fund’s Portfolio Managers (see below). The members of the Committee, and their professional background and experience, are as follows:

Craig Brede, Lincoln. With a background spanning almost 20 years, Mr. Brede has amassed valuable expertise in private equity and capital markets. During his time at Lincoln, he successfully established and managed nine investment vehicles, securing $220 million in equity capital and $100 million in debt financings. Mr. Brede also served as the president of the capital markets division at Black Creek Group, a $10 billion AUM real estate asset manager. Mr. Brede also spent eight years at Goldman Sachs, excelling in sales and trading of equity derivatives. Mr. Brede holds a BBA with honors, focusing on finance, from the University of Notre Dame.

Sean McClaren, Lincoln. Mr. McClaren is the leader of acquisition underwriting at Lincoln. He is a highly experienced reservoir, completions, and production engineer with 12 years of industry experience in multiple U.S. basins. Mr. McClaren spent seven years at Lincoln, where he utilized data analytics to effectively manage reserves across 40,000 net mineral acres and 7,000 producing wellbores. During his time at Lincoln, Mr. McClaren has underwritten over 1,200 deals. Prior to that, he successfully guided the acquisition strategy for Bayswater Exploration and Production’s mineral buying program. Mr. McClaren holds a BS in chemical engineering from the University of Arizona.

Jordan Revielle, Lincoln. With over 16 years of experience as a petroleum geologist, Mr. Revielle specializes in prospect generation, field planning, mineral appraisals, and new play assessments across many basins in the United States. Mr. Revielle has spent seven years at Lincoln, where he leads the technical team, oversees acquisitions, and drives upstream strategy. Prior to Lincoln he began his career at Ward Petroleum Corporation, playing a pivotal role in establishing the company's Rocky Mountain oil and gas operations, generating prospects, and overseeing land acquisitions. Mr. Revielle holds a bachelor's degree in Geological Engineering and a master's degree in Hydrology, both from the Colorado School of Mines.

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John D. Brim, CFA, CFI. Mr. Brim joined Smith Group Asset Management, a business of Cantor, in March 1998 and serves as the company’s President and Chief Investment Officer. Cantor acquired Smith Group in July 2021. Prior to joining the firm, Mr. Brim was a Manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP from 1997 to 1998. From 1990 to 1997, he held a variety of positions, including Senior Client Manager, with NationsBank Asset Management in Dallas. He earned his BS in Economics from Texas A & M University. He was awarded the Chartered Financial Analyst (CFA) designation in 1998. Mr. Brim is a member of the CFA Institute and the CFA Society of Dallas-Ft. Worth. Mr. Brim is an active volunteer in his community and serves on the board of directors for a number of charitable organizations.

Chris A. Milner, CFI. Mr. Milner is currently a Managing Director at Cantor and the Chief Investment Officer of Real Assets at CFAM as well as the President of Cantor Fitzgerald Income Trust, Inc. Mr. Milner joined Cantor in 2013. Previously, Mr. Milner spent 14 years at BlackRock and was a co-founder of their commercial real estate debt business. Mr. Milner was Global Head of CRE Debt and President of the Carbon Capital series of private real estate debt funds as well as a member of BlackRock’s Corporate Leadership Committee, the Real Estate Executive Committee and the Global Real Estate Investment Committee. Prior to joining BlackRock in 1997, Mr. Milner was responsible for the origination, underwriting and securitization of all commercial mortgage conduit production at PNC and was also a member of the PNC M&A team which acquired BlackRock and Midland Loan Services in 1995 and 1998, respectively. Mr. Milner has completed over 800 real estate debt, equity and capital markets transactions in North America, Europe and Asia with an aggregate value of over $37 billion, including raising over $13.5 billion of investor capital. Mr. Milner received an MBA in finance, with a concentration in real estate, from Indiana University and a Bachelor of Arts degree in economics from DePauw University.

Aaron Wessner, CFI. Mr. Wessner is currently the Head of Capital Markets for CFAM. Mr. Wessner joined CFAM in 2011 and during his tenure has held senior capital markets positions within the firm’s real assets businesses, including commercial real estate and infrastructure across debt and equity involving over $7.5 billion of transactions. Additionally, Mr. Wessner has completed over $2 billion of commercial real estate acquisitions in United States involving multifamily, office, retail and industrial properties. Prior to joining CFAM, Mr. Wessner was a co-founder of Park Bridge Financial, a privately held commercial real estate debt and equity advisory firm providing strategic advisory services to real estate owners and lenders on distressed debt and equity matters. Mr. Wessner’s previous experience includes positions within Merrill Lynch’s Global Commercial Real Estate Group, where he primarily focused on the distribution of commercial real estate debt including CMBS, whole-loans, B-notes and mezzanine positions. Additionally, Mr.Wessner was a member of Fitch Ratings’ CMBS group and Ernst & Young LLP’s Structured Finance Advisory practice. Mr. Wessner received a Bachelor of Arts from the University of Miami and a Master of Business Administration from the University of Florida. Mr. Wessner holds FINRA Series 7 and 63 licenses.

Portfolio Managers

Subject to the Committee’s oversight, Craig Brede, Sean McClaren, John Brim and Chris Milner, who are members of the Committee, are the Fund’s portfolio managers (“Portfolio Managers”) and oversee the day-to-day investment operations of the Fund. Craig Brede’s, Sean McClaren’s, John Brim’s, and Chris Milner’s biographical information is presented above.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

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Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent, and Accounting Agent. For its services as Administrator, Transfer Agent, and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As of [August 1, 2026,] the Fund does not know of any control persons of the Fund.

Other Information

This Prospectus and the SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

FUND EXPENSES

The Adviser bears all of the ordinary and usual overhead expenses of the Adviser or any of its affiliates (including expenses such as rental payments for its offices) in providing services to the Fund pursuant to the Investment Management Agreement and the salaries or other compensation of the employees of the Adviser or any of its affiliates. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third-party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

Expenses borne directly by the Fund include:

●	Certain corporate, organizational and offering costs relating to the offering of Shares, to the extent permissible;

●	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

●	the cost of effecting sales and repurchases of Shares and other securities;

●	the Adviser’s Management Fee;

●	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets, borrowing charges on securities sold short (if any), clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses;
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●	fees and expenses associated with the selection, acquisition, origination, monitoring or management of Oil and Gas Interests, construction, development, special servicing of non-performing assets (including, but not limited to, commissions paid to third-parties, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in Oil and Gas Interests. The Advisers or its affiliates may be entitled to certain of these fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation;

●	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

●	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	transfer agent and custodial fees;

●	Distributor costs (if any);

●	federal and any state registration or notification fees;

●	federal, state and local taxes;

●	the costs of preparing, printing and mailing reports, notices and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

●	fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);
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●	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

●	costs associated with the valuation of the Fund’s assets and liabilities, including the cost of any third-party appraiser or valuation agent;

●	federal or state taxes;

●	fees and expenses related to compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC;

●	all other expenses incurred by the Fund or the Adviser in connection with administering the Fund’s business; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this Prospectus, the Adviser will be reimbursed by the Fund for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays, incurs on behalf of the Fund or otherwise is entitled to, including the costs and expenses described above.

PURCHASE OF SHARES

Purchasing Class S Shares

The Fund offers Class S Shares on a continuous basis at the NAV per Share. This Prospectus relates to Class S Shares only. The Fund also offers Class I Shares with different fees, expenses and minimums through a separate Prospectus, as well as Class A Shares and Class C Shares with different fees, expenses and minimums through a separate Prospectus. To the extent the Fund offers additional classes of Shares in the future, each class of Shares will be subject to different fees and expenses. The Fund and the Adviser are eligible to rely on exemptive relief previously granted by the SEC to an affiliate of CFI to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

When selecting a Share class, you should consider the following: which Share classes are available to you; the amount you intend to invest; how long you expect to own the Shares; and total costs and expenses associated with a particular Share class. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may impose additional fees and charges on each class of Shares. If your dealer offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

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The minimum initial investment for Class S Shares in the Fund from each investor is at least $10,000,000, and the minimum additional investment in the Fund is $100, except for additional purchases pursuant to the Fund’s dividend reinvestment plan. The Fund or Distributor may lower or waive the minimum initial investment for Class S Shares, including, without limitation, for certain categories of investors, at their discretion. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $100, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

Initial and additional purchases of Class S Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase Class S Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase Class S Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

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Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser, subject to the general approval of the Board. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

PAYMENTS BY THE ADVISER

The Adviser and/or its affiliates, in the discretion of the Adviser, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

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The Adviser and/or its affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Shares or the amount you receive upon the repurchase of your Shares is based on the Fund’s NAV. The NAV per share of the Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open. The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and other holidays observed by the NYSE. The Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit www. Cantorenergyfund.com or call the Fund at (855) 9-CANTOR. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV per share next calculated after the Fund receives your subscription in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept subscriptions until, and calculate the Fund’s NAV per share as of, the normally scheduled close of regular trading on the NYSE for that day.

The Board has approved procedures pursuant to which the Fund values its investments, and has designated to the Adviser the general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation agents or pricing services or other third party sources (“Pricing Services”), provided that the Adviser shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Adviser deems to be reliable in determining fair value under the circumstances. The Adviser is responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Fund’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

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In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, use various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

When pricing securities or other assets at fair value, the Fund seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Fund at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund’s Oil and Gas Interest equity investments are typically fair valued based on a discounted cash flow or other income approach, or by appraisals conducted by one or more Pricing Services. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that take into account property-level data that is gathered and evaluated periodically to reflect new information regarding the property or the appreciation interest, if any.

Investments in newly acquired Oil and Gas Interests will initially be valued at cost. Thereafter, each property will be evaluated by the Adviser for a change in valuation methodology or inputs/assumptions no less than quarterly, but more frequently if market or property specific factors indicate a different methodology or inputs/assumptions would result in a valuation that is more representative of fair value. The Adviser expects the primary methodology used to value such assets after the initial period of valuation at cost will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Income related to each asset will be accrued on the basis of data extracted from (1) the annual budget for such asset and (2) material, unbudgeted non-recurring income and expense events with respect to such assets when the Adviser becomes aware of such events and the relevant information is available. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable revenue and operating expense data, the capitalization or discount rate and projections of future revenue and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market approaches like sales comparisons and cost approaches.

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Each quarter, the Adviser also will determine an accrual schedule for the daily value of each real property based on an estimated quarter-end value. The Fund will use the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of Oil and Gas Interests and related changes to the daily accrual schedule for any Oil and Gas Interest, will be reflected in the Fund’s NAV calculation beginning with the day that a revised valuation is determined.

In addition, the Adviser will monitor the Fund’s Oil and Gas Interests for events that the Adviser believes may have a material impact on the most recent estimated values of such assets. Possible examples of such a material change include an unanticipated structural or environmental event at a property, capital market events, recent financial results or changes in the capital structure of the property, development milestones, material changes in cap rates or discount rates, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of a property to change materially. Provided that the Adviser is aware that such an event has occurred and after a determination by the Adviser that a material change has occurred and the financial effects of such change are quantifiable, any estimates of value should be performed as soon as reasonably practicable. All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Assets held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of an asset held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Adviser using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments, such as Oil and Gas Companies, listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market including, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Adviser may recommend valuation through other means.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

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Short-term debt investments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt investments, including government debt securities and municipal debt securities in each case having a remaining maturity in excess of 60 days are typically valued by Pricing Service at an evaluated (or estimated) mean between the closing bid and asked prices.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on the Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Quarterly Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The distribution rate may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Plan.”

The quarterly distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Please refer to the Fund’s most recent Section 19(a) notice, available at www.cantorenergyfund.com, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

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Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should notify the Transfer Agent in writing at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

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The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain transactions can be performed by calling the toll-free number 855-9-CANTOR.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, is intended for U.S. shareholders, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state, local, or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% non-deductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Shareholders will not be subject to the alternative minimum tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

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The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Taxation of Foreign Shareholders

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code are urged to consult their own tax advisor regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of the Fund’s shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Generally, a foreign shareholder will be subject to U.S. federal income tax on distributions received from the Fund or upon dispositions of Shares if the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income may be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the foreign shareholder), which tax generally is withheld from such distributions by the Fund. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or applicable lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Notwithstanding the foregoing, properly reported dividends generally are exempt from U.S. withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the correct IRS Form W-8). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. If a repurchase of a shareholder’s shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free dividend, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Fund shares repurchased. If the repurchase qualifies as a sale or exchange, the shareholder generally will realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased shares and the adjusted tax basis of those shares.

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Any capital gain that a foreign shareholder realizes upon a repurchase of Fund shares or otherwise upon a sale or exchange of Fund shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “United States real property holding corporation” (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Fund shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign shareholder to U.S. tax filing obligations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DESCRIPTION OF CAPITAL STRUCTURE AND THE SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware on September 20, 2024. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders.

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The Fund currently offers four classes of Shares: Class A, Class C, Class I and Class S. The Fund began continuously offering its Class A, Class C, Class I and Class S on [August 1, 2026]. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” Certain Share class details are set forth in “Plan of Distribution”. The following table shows the amounts of Fund shares that have been authorized and are outstanding as of [August 1, 2026]:

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Held by Fund or for its Account
Class A Shares	Unlimited	None	None
Class C Shares	Unlimited	None	None
Class I Shares	Unlimited	None	[ ]
Class S Shares	Unlimited	None	[ ]

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the same class of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund. Although Shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

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Other Classes of Shares

The Fund currently offers Class A, Class C, Class I and Class S Shares. Other classes of Shares may be introduced upon approval by the Board of Trustees.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide Shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

Jurisdiction and Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Securities Exchange Act of 1934, as amended and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. These exclusive forum provisions may increase costs for a Shareholder to bring a claim or may prevent a Shareholder from bringing a claim in a judicial forum that the Shareholder finds convenient or favorable. Further, the enforceability of the provision requiring actions under the Federal Securities Laws be brought in the federal district courts of the United States of America is questionable. If a court were to find the forum selection provisions contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

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Derivative and Direct Claims of Shareholders

A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Fund, including a Shareholder’s voting rights under Article V of the Declaration of Trust or Article 2 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund may pay a servicing fee to Intermediaries for providing ongoing services in respect of shareholders of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

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The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Cantor Fitzgerald Energy Fund to:

Cantor Fitzgerald Energy Fund
c/o Ultimus Fund Solutions, LLC
Via Regular Mail:
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Via Overnight Mail:
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash, money orders, or cashier’s checks. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

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The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent or send a facsimile to 402-963-9094. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 855-9-CANTOR for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

By Wire — Subsequent Investments

Before sending a wire, investors must contact Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Online – Subsequent Investments

You can request subsequent investments to your account using the Fund’s online functionality. The money to fund the investment would be automatically drafted from your bank account by Automate Clearing House (“ACH”). Please visit the Fund’s website www.cantorenergyfund.com to obtain instructions or contact the Fund at 855-9-CANTOR for more information on processing purchases by ACH.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 855-9-CANTOR for more information about the Fund’s Automatic Investment Plan.

By Telephone – Subsequent Investments

Investors may purchase additional shares of the Fund by calling 855-9-CANTOR. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account by ACH. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

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Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, Administrator will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Administrator at 855-9-CANTOR for additional assistance when completing an application.

If Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase for Class S shares by an investor is $10,000,000. The Fund reserves the right to waive the investment minimum. The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class S shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $10,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s Class S shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the shares; and

●	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class S Shares

Class S shares will be sold at the prevailing NAV per Class S share and are not subject to any upfront sales charge. The Class S shares are not subject to a Distribution Fee, shareholder servicing fees, or contingent deferred sales charges. Class S shares may only be available through certain financial intermediaries. Because the Class S shares of the Fund are sold at the prevailing NAV per Class S share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class S shares require a minimum investment of $10,000,000, while subsequent investments may be made with $100. The Fund reserves the right to waive the investment minimum.

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Share Class Exchanges

Upon request, the Fund may, in its discretion, permit a current Fund shareholder to exchange shares of one class of the Fund held by them to another class of Fund shares; provided, however, that such shareholder meets the requirements of the new share class or such requirements have been waived in the Adviser’s discretion.

Shareholder Service Expenses

Class S shares are not subject to shareholder servicing expenses.

QUARTERLY REPURCHASES OF SHARES

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

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If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the shares as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 855-9-CANTOR or visit www.cantorenergyfund.com to learn the current NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charges

Class S shares are not subject to a contingent deferred sales charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

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Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

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INVESTOR SUITABILITY

Investing in the Fund involves a considerable amount of risk. Shareholders may lose money or their entire investment in the Fund. Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame. Before making your investment decision, you and/or your personal financial advisor should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. The Shares are not traded on an active market and there is currently no secondary market for the Shares. However, limited liquidity will be available through quarterly repurchases of Shares by the Fund of at least 5% of the outstanding Shares during each quarterly period. See “Risks – Interval Fund Risk” and “Risks—Liquidity Risk.”

LEGAL MATTERS

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900 Atlanta, Georgia 30309, serves as legal counsel to the Trust.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses and accrued income taxes, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on December 31st. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 855-9-CANTOR to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UHY LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s consolidated financial statements. UHY LLP is located at 201 Old Country Rd., Suite 205, Melville, NY 11747.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-282843). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

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The information in this statement of additional information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated [__], 2026

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2026

Cantor Fitzgerald Energy Fund

Shares of Beneficial Interest

Class S

The Cantor Fitzgerald Energy Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund intends to offer multiple classes of shares of beneficial interests (“Shares”), including classes designated as Class A, Class C, Class I and Class S (“Class A Shares”, “Class C Shares”, “Class I Shares” and “Class S Shares”, respectively). The Fund has no operating history. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus which is dated [     ], 2026. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free (855) 9-CANTOR or by accessing the Fund’s website at www.cantorenergyfund.com The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares (as defined below) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 20, 2024.

The Fund offers four classes (each a “Class”) of shares of beneficial interests (“Shares”) designated as Class A, Class C, Class I and Class S. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Advisers may rely upon exemptive relief previously granted to an affiliate of the Adviser to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

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INVESTMENT POLICIES, PRACTICES AND RISKS

The Fund invests primarily in a portfolio comprised of non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests in well-established regions of the continental United States (collectively, “Oil and Gas Interests”). The Fund will typically gain exposure to its Oil and Gas Interests through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Oil and Gas Investment Vehicles”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

Non-Principal Investment Strategies and Techniques and Related Risks

The Fund may utilize derivative instruments, such as forwards, futures, options, and swaps, repurchase agreements, reverse repurchase agreements and sale-buybacks, and a variety of special investment instruments and techniques, to hedge the portfolios of the Fund and the Oil and Gas Interests against various risks (such as changes in commodity prices, interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund’s investment objective, including to indirectly invest in or gain exposure to Credit investments. The Fund may also invest in certain other instruments or vehicles, such as master limited partnerships (“MLPs”) and high yield securities. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund’s Futures Commission Merchant, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC’s or the Prudential Regulators’ uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

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Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s Board, and comply with an outer limit on fund leverage risk based on value at risk.

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The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). Additionally, the Fund may acquire instruments which may be treated as commodity interests or invest in vehicles that hold commodity interests.

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Fund, have claimed relief from CPO registration pursuant to CFTC Regulation 4.5. Therefore, the Fund will not be subject to regulation as a commodity pool under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Fund. Pursuant to this exemption from registration, the Adviser will not be required to provide prospective investors with a CFTC compliant disclosure document, nor will the Adviser be required to provide investors with periodic account statements or certified annual reports that satisfy the requirements of CFTC rules applicable to registered CPOs. It is possible that the CFTC will adopt regulations or a regulatory position making the no-action relief and the exclusion referred to above unavailable to the Fund. In any case where the no-action relief and the exclusion are unavailable to the Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations may apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect the Fund’s total return.

Forward Foreign Currency Contracts. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

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The Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when the Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross-Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the CEA, non-deliverable forward transactions are not, and, thus, are subject to the CFTC’s regulatory framework applicable to swaps.

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The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

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The Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks, and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Futures Contracts and Options on Futures Contracts. Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

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The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Co-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

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The Fund may trade put and call options on securities, securities indexes and currencies, as the Adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, exchange-traded funds (“ETFs”) or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

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When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

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The Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

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Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement. The Fund will enter into swaps only with counterparties that the Adviser believe to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad -based stock indexes, and broad-based credit default swap indexes), regulated by the CFTC, and security-based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

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Highly Volatile Markets. The prices of derivative instruments, including swaps, futures and options, can be highly volatile. Price movements of swaps, forward, futures and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for the Adviser to liquidate positions and could thereby expose the Fund to losses.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Reverse Repurchase Agreements and Sale-Buybacks. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities. In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Investment Company Securities and Exchange-Traded Funds. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if: (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain registered investment companies, including ETFs, beyond the limits set forth in Section 12(d)(1)(A), subject to certain provisions of Section 12(d)(1), rules adopted by the SEC under Section 12 of the 1940 Act or terms and conditions set forth in a SEC exemptive order issued to such registered investment companies, including that such investment companies enter into an agreement with such registered investment companies.

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Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs which are in addition to the risks associated with registered investment companies generally.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believe that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

Master Limited Partnerships. The Fund may invest in equity securities of MLPs and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

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MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes.

Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).

Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

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High Yield Securities. High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

Oil and Gas Securities and Related Derivatives. The Fund may gain exposure to the energy sector by investing in energy-linked derivatives, oil and gas interest holding vehicles and common, preferred, convertible and debt securities of issuers in energy-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of energy assets. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in energy-related industries. It is anticipated that substantially all of the equity securities of issuers in energy-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

Money Market Instruments. The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Advisers deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the underlying funds in which the Fund invests may experience high rates of portfolio turnover. High rates of portfolio turnover in the underlying funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Non-Diversified Status. The Fund does not intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Because the Fund is “non-diversified” under the 1940 Act, it is not subject to any diversification requirements. Because the Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

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INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objectives.

The Fund’s investment objectives are described in the Prospectus. The Fund’s investment objectives are non-fundamental, and may be changed without shareholder approval. However, the Board must approve any changes to non-fundamental investment objectives.

Fundamental Investment Restrictions.

The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

1. The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that such limitation shall not apply to the Fund’s investments in the Crude Petroleum and Natural Gas Industry.

2. The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectuses), or the next business day if the 14th day is not a business day.

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In applying the Fund’s policy on concentration (i.e., investing more than 25% of its total assets in the securities of issuers primarily engaged in the same industry or group of industries) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1⁄3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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TRUSTEES AND OFFICERS OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of four individuals, one of whom is an “interested person” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Interested Trustees”) and three of whom are not deemed to be “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

William Ferri is the Chairman of the Board. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the chair of the Audit Committee, the chair of the Nominating and Governance Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

William Ferri may be deemed to be an interested person of the Trust by virtue of his senior management role at the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

The Board has established an independent Audit Committee, an independent Nominating and Governance Committee, and an independent Valuation Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.” The Valuation Committee has the authority to determine the value of the Fund’s portfolio securities under the methods established by the policies and procedures of the Fund. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry.

Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name and Year of Birth	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
			Interested Trustee
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer		Global Head of Asset Management Cantor (2022-present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund.
			Independent Trustees
Douglas Barnard Year of Birth: 1960	Independent Trustee		Director, Prophet Asset Management (manager of hedge funds) (2015-present); Director, CF Acquisition Corp Vl (listed SPAC) (2021-2022); CF Acquisition Corp VII (2022-present).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; CF Acquisition Corp VI (2021-2022); CF Acquisition Corp VII (2022-present).

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Name and Year of Birth[9]	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
Ramona Heine Year of Birth: 1977	Independent Trustee		Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; Coller Secondaries Private Equity Opportunities Fund (2023-present).
Louis Zurita Year of Birth: 1960	Independent Trustee		Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; GELX Future Holdings (2016-present); Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016-2021).
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer		Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a

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Name and Year of Birth[9]	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
	Secretary			n/a	n/a
Cory Gossard Year of Birth: 1972	Chief Compliance Officer		Director of Regulatory Compliance, PINE Advisor Solutions (2021-present); Chief Compliance Officer, SS&C ALPS (2014-2020).	n/a	n/a
Prince Kudolo Year of Birth: 1994	Assistant Secretary		Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2025-present); Associate, Freshfields Bruckhaus Deringer US LLP (2023-2025); Associate, Davis Polk & Wardell LLP (2019-2023).	n/a	n/a
Christine Palermo Year of Birth: 1976	Assistant Treasurer		Manager – Fund Administration, Ultimus Fund Solutions, LLC (2008-present).	n/a	n/a

[1]	Mr. Ferri may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Fund.

Board Committees

The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Valuation Committee.

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Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Independent Trustees. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. The Nominating and Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee meets to consider nominees as is necessary or appropriate. The Nominating and Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended December 31, 2025, the Nominating and Governance Committee held one (1) meeting.

Trustee Ownership

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Douglas Barnard	A	A
Ramona Heine	A	A
Louis Zurita	A	A
William Ferri	A	A

*	The “Family of Investment Companies” includes all series of Cantor Select Portfolios Trust, the Fund and the Cantor Fitzgerald Infrastructure Fund.
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Compensation

Each “non-interested” Trustee receives an annual retainer of $20,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

The table below details the amount of compensation the Trustees earned from the Trust during the fiscal year ended December 31, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Directors
Independent Trustees
Douglas Barnard	$25,000	None	None	$50,000
Ramona Heine	$20,000	None	None	$40,000
Louis Zurita	$20,000	None	None	$40,000
Interested Trustee
William Ferri	None	None	None	None

*	The “Family of Investment Companies” includes all series of Cantor Select Portfolios Trust, the Fund and the Cantor Fitzgerald Infrastructure Fund.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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MANAGEMENT

Cantor Fitzgerald Energy Advisors, LLC

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”). The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of Cantor have significant experience managing interval funds and Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 79 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing alternative investment solutions and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts, opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

Lincoln.

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Investment Management Agreement. The Fund and the Adviser have entered into an Investment Management Agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Adviser provides the investment advisory services to the Fund.

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The Investment Management Agreement sets forth a standard of care pursuant to which the Adviser is responsible for performing services to the Fund, and also includes liability and indemnification provisions.

The continuance of the Investment Management Agreement after the first two (2) years must be specifically approved at least annually:

(i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and

(ii) by the vote of a majority of the Trustees who are not parties to such Investment Management Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Each Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to the Adviser under the Investment Management Agreements.

Administrator, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement between the Administrator and the Fund. For its services as administrator, transfer agent, and accounting agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund had not commenced operations and, therefore, had not paid any administration fees to the Administrator.

Distributor

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

As of the date of this SAI, the Fund had not commenced operations and, therefore, thus the Fund had not paid any underwriting fees or other compensation to the Distributor.

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Legal Counsel.

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta GA 30309, acts as legal counsel to the Fund.

Custodian.

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106.

Portfolio Management

Compensation. Messrs. Brede and McClaren are portfolio managers of the Fund, who are employees of one of the joint venture participants of the Adviser, Lincoln. Lincoln compensates its portfolio managers through an annual salary, equity participation and discretionary bonuses. Through the joint venture of the Adviser, its portfolio managers may receive additional compensation indirectly due to Lincoln’s equity interest in the Adviser. Messrs. Milner and Brim, also portfolio managers of the Fund, and are employed by Cantor, the parent of CFI, the other joint venture participant of the Adviser. Cantor compensates Messrs. Milner and Brim through an annual salary and a discretionary bonus. Messrs. Milner and Brim may also receive additional compensation indirectly due to CFI’s equity interest in the Adviser.

Ownership of Fund Shares. [As of the date of this SAI, the portfolio managers do not beneficially own any shares of the Fund.]

Other Accounts. As of March 31, 2026, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Craig Brede
Sean McClaren
John Brim
Chris Milner

Conflicts of Interests. The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Adviser and Sub-Adviser follow.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Participation in Investment Opportunities. Directors, principals, officers, employees and affiliates of the Adviser and Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or Sub-Adviser, or by the Adviser or Sub-Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

CODE OF ETHICS

Each of the Fund, the Adviser, and the Fund’s Distributor, has adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel in their personal accounts. The Codes of Ethics permit covered personnel, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Covered personnel may engage in personal securities transactions, subject to certain restrictions, and are required to report their personal securities transactions for monitoring purposes. The Code of Ethics for the Adviser is included as an exhibit to the registration statement of which the Statement of Additional Information is incorporated. In addition, the Code of Ethics of the Adviser is available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of the Code of Ethics of the Adviser, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage and Research Services. The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities or other assets. Subject to any policy established by the Fund, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities or other assets. Many of the Fund’s investments in Oil and Gas Interests will not be investments in the types of securities or other assets that will be subject to the brokerage allocation and other practices described in this section. However, to the extent applicable, the Fund intends to execute portfolio transactions in Oil and Gas Interests in a manner consistent with the general principles described herein.

Portfolio securities or other assets normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, price, dealer spread or commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonably competitive prices in placing its orders, the Fund may not necessarily be paying the lowest price available.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research services”) from securities firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research services from securities firms with which the Adviser places the Fund’s portfolio transactions. These research services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such research services even though the receipt of such research services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research services provided by securities firms chosen by the Adviser to place the Fund’s transactions may be useful to the Advisers or its affiliates in providing services to other Cantor or Lincoln entities, although not all of these research services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research services provided to the Adviser or its affiliates by securities firms in connection with trades executed on behalf of other Cantor or Lincoln entities may be useful to the Adviser in managing the Fund, although not all of these research services may be necessarily useful and of value to the Adviser or its affiliates in managing such other Cantor or Lincoln entities. To the extent the Adviser or its affiliates use such research services, they will use them for the benefit of all Cantor or Lincoln entities, as applicable, to the extent reasonably practicable.

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Affiliated Brokerage.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17e-1 under the 1940 Act that places limitations on the securities transactions effected through the Distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

Portfolio Turnover. Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities or other assets by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities or other assets exclude all securities or other assets having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

Brokerage Commissions. The Fund is newly organized has not incurred any brokerage commissions.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses and may increase the Fund’s portfolio turnover.

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Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2.00% of the proceeds. Generally, the Fund does not charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

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5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of less than 100 shares and who tender all of their shares for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

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Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current NAV per share shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

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Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment adviser, but shall continue to be responsible for monitoring the investment adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

a)	The frequency of trades and quotes for the security.

b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

c)	Dealer undertakings to make a market in the security.

d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer,

c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

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Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder. Any such involuntary repurchase will be made pursuant to Rule 23c-2 under the 1940 Act and the Trust’s Agreement and Declaration of Trust.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the proxy voting policies of the Adviser and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the designated party will abstain from voting. Copies of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 855-9-CANTOR or on the Fund’s website at www.cantorenergyfund.com; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 855-9-CANTOR and will be sent within three business days of receipt of a request.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of [August 1, 2026], none of the Trustees and officers owned shares of the Fund. As of [August 1, 2026], the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Class S shares of the Fund are as follows:

Class S
Name and Address	Percentage Owned	Type of Ownership

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UHY LLP located at 201 Old Country Rd., Suite 205, Melville, NY 11747, is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

FINANCIAL STATEMENTS

The Fund is newly organized. Financial information therefore is not yet available. The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s Annual Report, once issued, will be incorporated herein by reference in this SAI. Once available, incorporated materials not delivered with the SAI may be obtained, without charge, by calling (855) 9-CANTOR, by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or from the Fund’s website (http://www.cantorenergyfund.com).

The Predecessor Fund’s audited financial statements for the year ended December 31, 2025, are attached hereto as Appendix B. The financial statements of the Predecessor Fund have been audited by KPMG LLP, the independent auditor for the Predecessor Fund. Unaudited financial statements for the period ended March 31, 2026 for the Predecessor Fund are also attached hereto as Appendix C. The Fund's audited financial statements for the period ended March 31, 2026 are attached hereto as Appendix D. The financial statements of the Fund have been audited by UHY LLP, the independent auditor for the Fund.

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APPENDIX A

[Placeholder for Proxy Voting Policy]

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Appendix B

Del Rio Royalty Company II, LLC

Financial Report
December 31, 2025

Del Rio Royalty Company II, LLC

Contents

Independent Auditors' Report	1-2
Financial Statements
Statement of Assets, Liabilities, and Members' Capital	3
Schedule of Investments	4
Statement of Operations	5
Statement of Changes in Members' Capital	6
Statement of Cash Flows	7
Notes to Financial Statements	8-14

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Independent Auditors’ Report

To the Members

Del Rio Royalty Company II, LLC:

Opinion

We have audited the financial statements of Del Rio Royalty Company II, LLC (the Company), which comprise the statement of assets, liabilities, and members’ capital, including the schedule of investments, as of December 31, 2025, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations, changes in its members’ capital, and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Other Matter

The financial statements of the Company as of and for the year ended December 31, 2024 were audited by another auditor, who expressed an unmodified opinion on those statements on May 1, 2025.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Columbus, Ohio
April 30, 2026

2

Del Rio Royalty Company II, LLC

Statement of Assets, Liabilities, and Members' Capital

As of December 31, 2025
Assets
Investments, at fair value (cost $83,612,939)	$68,695,685
Cash	163,967
Net royalty and working Interest income receivable	6,292,250
Derivative asset	1,581,205
Total assets	$76,733,107
Liabilities and Members' Capital
Accounts payable and other liabilities	$2,955,709
Long-term debt, net	17,594,166
Total liabilities	20,549,875
Members' capital	56,183,232
Total liabilities and members' capital	$76,733,107

See notes to financial statements.	3

Del Rio Royalty Company II, LLC

Schedule of Investments

			December 31, 2025
Description of Investment	Cost	Fair Value	Percentage of Members' Capital
Oil and gas royalty interests
Anadarko	129.710	$162,127	0.3%
Delaware	5,207.691	4,463.747	7.9%
Midcon			0.0%
Total oil and gas royalty interests	5,337,401	4,625,874	8.2%
Oil and gas working interests
Anadarko	19,980,493	12,667.930	22.5%
Appalachian	7,755,086	15,482,907	27.6%
Ark-La-Tx	7,618.983	5,855.835	10.4%
Arkoma	260,812	119.053	0.2%
Delaware	1,692.858	3,812,774	6.8%
Denver-Julesburg	13,359.344	11.203,308	19.9%
Fort Worth	6,879,144	2.983.445	5.3%
Midcon	2,433,318	2.941.004	5.2%
Midland	2,243.045	1,134,642	2.0%
Permian Other	13,414	23,065	0.0%
Powder River	1,414.017	693,405	1,2%
San Juan	19,950	(16,151)	0.0%
Western Gulf	26.745	(39,908)	-0.1%
Williston	14.578.327	7,208,502	12.8%
Total oil and gas working interests	78,275,538	64,069,811	114.0%

Total Investments, at fair value	83,612.939	$68,695,685	122.3%

See notes to financial statements.	4

Del Rio Royalty Company II, LLC

Statement of Operations

Year Ended December 31, 2025
Net royalty and working interest income	27.594,510
Other income	29,022
Total Investment income	27.623.532
Management fee	719.246
General and administrative expense	514.892
Interest expense	2.466.750
Other expenses	384,957
Total operating expenses	4.085.845
Net investment income	23,537,687
Net realized gain on investments	2.742.664
Net realized gain (loss) on derivative instruments	3,430.282
Change in unrealized gain (loss) on investments	(17.849.619)
Change in unrealized gain (loss) on derivative instruments	410.482
Net realized and unrealized gain (loss) on investments and derivatives	$(11.266.191)
Net income	12.271.496

See notes to financial statements.	5

Del Rio Royalty Company II, LLC

Statement of Changes in Members' Capital

	Year Ended December 31, 2025
	Carry Member	Members' Capital	Total Members' Capital
Balance - January 1, 2025	8,317,057	44,594,679	52,911,736
Net income	—	12,271,496	12,271,496
Distributions	—	(9,000,000)	(9,000,000)
Carried interest	3,067,876	(3,067,876)	—
Balance - December 31, 2025	$11,384,933	$44,798,299	$56,183,232

See notes to financial statements.	6

Del Rio Royalty Company II, LLC

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES	For the Year Ended December 31, 2025
Net income	$12,271,496
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of debt issuance costs	88,775
Change in unrealized gain (loss) on investments	17,849,619
Change in unrealized gain (loss) on derivative instruments	(410,482)
Proceeds from sale of investments	3,822.519
Realized (gain) on investments	(2,742,664)
Purchase of investments	(8,175,102)
Change in operating assets and liabilities Net royalty and working interest income receivable	3,100,301
Accounts payable and other liabilities	84.891
Net cash provided by operating activities	25,889,353
CASH FLOWS FROM FINANCING ACTIVITIES Debt borrowings	30,040.000
Debt repayments	(46,830,000)
Debt reissuance costs	(86,000)
Capital distributions	(9,000.000)
Net cash (used) in financing activities	(25,876.000)
NET CHANGE IN CASH	13.353
CASH, beginning of year	150.614
CASH, end of year	$163,967
Supplemental Disclosures of Cash Flow Information Cash paid for interest	2.380.801

See notes to financial statements.	7

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 1 - Nature of Business

Del Rio Royalty Company II, LLC (the "Company"), a Colorado limited liability company, was formed on January 10, 2022 for the primary purpose of the acquisition of oil and gas properties in the continental United States of America. The Company amended and restated its operating agreement on April 26, 2026. As an LLC, the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution.

The Company shall continue in existence until it is liquidated or dissolved under the terms of the Amended Limited Liability Company Agreement (the LLC Agreement), or January 16, 2030, unless extended by the Manager for up to two additional consecutive two-year periods.

The Manager of the Company (the “Manager”) is LEH II Management, LLC. The Manager has exclusive and complete authority and discretion to manage the operations and affairs of the Company and to make all decisions regarding the business of the Company.

Note 2 - Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The Company is an investment company and has applied the guidance in ASC 946, Financial Services - Investment Companies, in the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions during the reporting period. Actual results could differ from those estimates.

Cash

The Company maintains cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation (FDIC). From time to time the Company did have uninsured balances which exceeded FDIC-insured limits. The Company has not experienced any losses related to such balances.

Portfolio Amortization

Oil and gas properties are recorded at cost when assets are acquired. The cost is adjusted periodically using the units of production method which amortizes the cost basis based on an asset’s actual and anticipated production. Amortization of the cost basis on producing properties is determined using estimates of oil and gas reserves. There are numerous uncertainties in estimating the quantity of reserves and in projecting the future rates of production and timing of development expenditures.

8

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 2 - Significant Accounting Policies (continued)

Fair Value Measurements

Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provide a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. Under the provisions of fair value measurements, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

At each measurement date, the Company reviews the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions in the investment's principal market. Ongoing reviews by the Company are based on an assessment of factors in the underlying holdings of the investments, which include the type of oil and gas interest, estimated future revenues, expenses, discount factors, commodity prices, and production rates.

Fair value measurements establish a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Manager's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets in active markets and other inputs, such as interest rates and yield curves, that are observable at commonly quoted intervals.

Level 3

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management's own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

In instances where inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. The Company’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset.

9

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 2 - Significant Accounting Policies (continued)

Income Taxes

Pursuant to provisions of the Internal Revenue Code, the Company has elected to be taxed as a partnership. Generally, the Company's income is not subject to federal income taxes at the Company level; rather, participants are required to report a pro rata share of the Company's taxable income or loss in their personal tax returns, irrespective of whether distributions have been paid. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. No uncertain tax positions existed at December 31, 2025.

Investment Income

Investment purchases and sales are accounted for on the trade date. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Investment income is recorded under the cash receipts approach as directly received from the operator’s statement accompanying the revenue check. Since revenue checks are generally received one to two months after the production month, the Company accrues for revenue earned but not received by estimated production volumes and product prices. The difference between the Company’s estimates and the actual amounts received for oil, natural gas, and NGL sales is recorded in the month that payment is received from the operator. The Company’s working and royalty interests represent the right to receive income from the producer once production and delivery has occurred, at which point, payment is unconditional.

Unrealized Gains and Losses

Unrealized gains and losses on investments are recorded as a component of net income. When changes in the value of investments are realized, they are allocated to the members in accordance with the Company's operating agreement. The values assigned to investments in royalty and working interests in the accompanying financial statements include unrealized gains and losses.

Subsequent Events

The financial statements and related disclosures include evaluation of events up through and including April 30, 2026, which is the date the financial statements were available to be issued.

In 2026 Del Rio Holdings, LLC contributed its assets and liabilities to the Company in exchange for equity in the Company.

In 2026, the manager and its members approved a tax-free reorganization in which the Company and all of its assets and liabilities are merged into a Delaware statutory trust known as the Cantor Fitzgerald Energy Fund. In connection with the reorganization, interests in the Company will be exchanged for interests in the Cantor Fitzgerald Energy Fund.

10

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 3 - Fair Value Measurements

The Company’s assets measured at fair value on a recurring basis were all considered to be Level 3 assets with significant unobservable inputs and had a fair value of $68.7 million at December 31, 2025.

Changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2025 are as follows:

Total
Balance at January 1, 2025	$79,450,057
Change in unrealized gain (loss) on investments	(17,849,619)
Sale of investments measured at fair value	(3,822,519)
Net realized gain from sale of investments	2,742,664
Purchase of investments	8,175,102
Balance at December 31, 2025	$68,695,685

There were no transfers between levels during the year ended December 31, 2025.

Both observable and unobservable inputs may be used to determine the fair value of positions classified as Level 3 assets. As a result, the unrealized gains and losses for these assets presented in the tables above may include changes in fair value that were attributable to both observable and unobservable inputs.

The following table summarizes the valuation methods and inputs used to determine fair value at December 31, 2025 for assets measured at fair value on a recurring basis using unobservable inputs (Level 3 inputs).

11

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 4 - Commodity Derivative Instruments

The Company periodically enters into derivative instrument arrangements. The Company uses commodity derivative instruments to manage its exposure to oil and gas price volatility. When commodity derivative instruments are settled, the Company recognizes gains and losses investment income. Commodity derivative cash flows are reported as cash flows from operating activities in the Statement of Cash Flows. During the year ended December 31, 2025, the Company entered into crude and natural gas swaps, which resulted in a realized gain of $3.4 million.

The Company believes that the valuation methods utilized are appropriate and consistent with the fair value standards and other market participants. All the significant inputs are observable, either directly or indirectly; therefore, the Company's commodity derivative instruments are included within Level 2 of the fair value hierarchy.

As of December 31, 2025, the Company has natural gas swap agreements for a total of 1,470,000 MMBtu at a volume-weighted average price of $3.91 per MMBtu; natural gas collar agreements for 885,000 MMBtu with a volume-weighted average floor price of $4.10 and ceiling price of $5.35; natural gas 3-way agreements for 175,000 MMBtu with a volume-weighted average floor of $4.18, ceiling of $5.75 and a sold put at $2.86 and oil swap agreements for a total of 147,000 bbl at a volume-weighted average price of $63.05 per bbl covering future periods beyond December 31, 2025. As of December 31, 2025, the unrealized gain attributed to open contracts is included within the derivative asset on the Statement of Assets, Liabilities, and Members' Capital.

During the year ended December 31, 2025, the Company maintained derivative positions with an average monthly notional of: 145,000 MMBtu per month through natural gas swaps (total notional of 1,450,000 MMBtu across 10 months); 155,000 MMBtu per month through natural gas collars (total notional of 310,000 MMBtu across 2 months); 25,000 MMBtu per month through natural gas 3-ways (total notional of 50,000 MMBtu across 2 months); 19,333 bbl per month through crude oil swaps (total notional of 232,000 bbl across 12 months).

Note 5 - Debt

In May 2022, the Company entered into a credit agreement with UMB Bank with a maximum commitment of $25,000,000 (the "Credit Agreement") and a maturity date of May 6, 2025. The borrowing base is redetermined semiannually and was amended in May 2024 from $25 million to $43 million and decreased the Minimum Commitment Reduction (“MCR”) to $0 commencing on May 30, 2024. The borrowing base is redetermined semiannually and was amended in May 2025 from $43 million to $50 million and decreased the Minimum Commitment Reduction (“MCR”) to $0 commencing on May 30, 2026. Amounts borrowed bear interest at the prime rate plus 1.0 percent. At December 31, 2025, the credit facility bore an interest rate of 7.75 percent. The Credit Agreement contains financial covenants requiring minimum current and EBITDAX ratios. As of December 31, 2025, the Company was in compliance with its financial covenants. The Credit Agreement contains restrictive covenants, including the limitation of paying distributions and additional indebtedness. The Credit Agreement is collateralized by producing oil and gas properties of the Company.

As of December 31, 2025, the outstanding balance on the revolving credit facility was $17.63 million. The average interest rate was 8.33%.

Total debt redetermination costs incurred during the year ended December 31, 2025 were $86,000. Previous debt issuance costs are amortized on a straight-line basis over the life of the loan. Debt issuance costs and amortization expense recognized for the year ended December 31, 2025, was $88,775 and is included in interest expense and the Statement of Operations.

12

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 6 - Members' Capital

The Company was formed pursuant to a limited liability company agreement effective January 10, 2022

(the "Agreement"). Ownership interest in the form of Class A and Class B units were established.

The Class A units are intended to be profit units and are issued to the Class A member, in consideration of services rendered and to be rendered by the Manager. Class A units are held by LEH II Promote, LLC. Class A units have no voting rights and are not subject to vesting. As of December 31, 2025, 100 Class A units have been issued and have no value assigned to them. As of December 31, 2025, 32.4 million Class B units are issued and outstanding with an aggregate value of $42.6 million. No units were issued in 2025.

The Class B units are intended to be a class of capital interests. Each member is entitled to one vote per Class B unit that it holds with respect to any votable manner. 100% of the committed capital has been received as of December 31, 2025.

By the terms of the LLC Agreement, cash or other property of the Company may be distributed by the Manager at any time in the sole and absolute discretion of the Manager. In accordance with the Company’s Operating Agreement, distribution priority is made in the following order:

(1.) First, to the members (other than the Class A member) until each member’s (other than the Class A Member) Hurdle, defined as 8% per the LLC Agreement, is met;

(2.) Second, 100% to the Class A member until the Class A member has received distributions which equal 25% of the sum of (i) the total IRR Hurdle amount distributed.

(3.) Third, 75% to the members (other than the Class A member) and 25% to the Class A Member. The Company made two distributions totaling $9 million for the year ended December 31, 2025.

Note 7 - Management Fees - Related Party

Certain members are related parties to LEH II Management, LLC. The Company receives management services from LEH II under the LLC Agreement, LEH II provides management services, including office space, software, and employment of all employees. The Operating Agreement provides for a management fee to be paid monthly to the Manager at a rate of 1 percent of the Company's most recent gross asset value, as defined in the Agreement, divided by 12. For the year ended December 31, 2025, the Company recorded $719,246 in management fees. No management fees were waived by LEH II during the year ended December 31, 2025.

Certain expenses of the Company may initially be invoiced to LEH II. Subsequently, those amounts are charged to the Company in accordance with the LLC Agreement. In 2025, the Company reimbursed LEH II Management $0 for out-of-pocket expenses.

In December 2025 the Company engaged in a like-kind exchange with Del Rio Royalty Company III, LLC and Del Rio Royalty Company III SC, LLC, which are both managed by LEH II Management LLC. Non-producing leasehold assets were exchanged for producing leasehold assets. The total fair market value exchanged was $6.68 million. The exchange was arms-length and the boards for all three entities approved this transaction. There was no gain or loss recognized with this transaction.

13

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 8 - Financial Highlights

The following represents the ratios to average Members' Capital, excluding the Carry Member, and other financial highlight information for the year ended December 31, 2025:

The net investment income ratio iis computed using the ratio of the net investment income for the year to the average members’ equity during the year. Net investment income, as defined, excludes realized and unrealized gains and losses.

The internal rate of return since inception of the members' interests was computed based on the annual cash inflows (capital contributions) and outflows (capital distributions) and the net assets at the end of the period (residual value) of the members' capital as of each measurement date. These financial highlights may also not be indicative of the future performance of the Company.

See notes to financial statements.	14

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Statement of Operations

Net royalty and working interest income	$9,413,413
Other income	1,330,024
Total investment income	$10,743,437

Management fee	$215,853
General and administrative expense	14,222
Interest expense	376,537
Other expenses	184,214
Total operating expenses	790,826

Net investment income	$9,952,611

Net realized loss on investments	(1,837,615)
Net realized gain (loss) on derivative instruments	(533,379)
Change in unrealized gain (loss) on investments	17,619,289
Change in unrealized (loss) gain on derivative instruments	(3,968,460)
Net realized and unrealized gain (loss) on investments and derivatives	$11,279,835

Net income	$21,232,446

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Statement of Assets, Liabilities, and Members' Capital

Assets
Investments, at fair value	$98,619,287
Cash	918,113
Net royalty and working interest income receivable	8,305,564
Total assets	$107,842,964

Liabilities and Members' Capital
Accounts payable and other liabilities	$5,784,974
Long-term debt, net	15,817,331
Derivative liability	2,387,254
Total liabilities	23,989,559

Members' capital	$83,853,405

Total liabilities and members' capital	$107,842,964

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Description of Investment	Cost	Fair Value	Percentage of Members' Capital

Oil and gas royalty interests
Anadarko	$220,268	$765,702	0.9%
Appalachian	27,557	251,798	0.3%
Ardmore	63,119	221,457	0.3%
Ark-La-Tx	248,510	285,857	0.3%
Arkoma	33	1,623	0.0%
Delaware	5,102,830	5,008,892	6.0%
Denver-Julesburg	257,374	584,239	0.7%
Marietta	86,306	123,049	0.1%
Midcon	3,985	93,340	0.1%
Powder River	13,615	29,369	0.0%
Williston	14,275	20,236	0.0%

Total oil and gas royalty interests	6,037,873	7,385,562	8.8%

Oil and gas working interests
Anadarko	13,721,654	10,422,315	12.4%
Appalachian	8,316,791	24,263,457	28.9%
Ark-La-Tx	7,935,729	6,597,248	7.9%
Arkoma	255,195	119,284	0.1%
Delaware	1,620,208	4,902,313	5.8%
Denver-Julesburg	16,179,339	18,138,024	21.6%
Fort Worth	6,779,599	3,194,211	3.8%
Marietta	152,365	651,986	0.8%
Midcon	2,685,600	3,773,945	4.5%
Midland	2,608,319	1,920,655	2.3%
Permian Other	13,432	31,380	0.0%
Powder River	2,058,877	957,852	1.1%
San Juan	19,024	(11,480)	0.0%
Western Gulf	25,560	(75,688)	-0.1%
Williston	17,836,414	16,348,223	19.5%
Total oil and gas working interests	80,208,109	91,233,725	108.8%

Total Investments, at fair value	$86,245,982	$98,619,287	117.6%

Appendix D

CANTOR FITZGERALD ENERGY FUND

Financial Statements

March 31, 2026

Page
Financial Statements
Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Notes to the Financial Statements	4

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Cantor Fitzgerald Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Cantor Fitzgerald Energy Fund (the “Fund”), as of March 31, 2026, the related statement of operations for the period from September 20, 2024 (organization) to March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of operations for the period September 20, 2024 (organization) to March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion on the Financial Statements

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Fund’s auditor since 2026.

Melville, New York

July 29, 2026

1

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS

Cash	$100,000
Deferred Offering Costs	483,490
Due from Advisor	12,088
Total Assets	595,578

LIABILITIES

Accrued Offering Costs (See Note 2)	483,490
Accrued Organizational Expenses	12,088
Total Liabilities	495,578

Commitments and Contingencies (See Note 3)

NET ASSETS	$100,000

At March 31, 2026, the components of net assets were as follows:

Paid-in capital	$100,000
Net Assets – Class S	$100,000

Class S Shares:
Shares of beneficial interest outstanding ($0.01 par value)	10,000
(Unlimited number of shares authorized)

Net asset value and maximum offering price per share	$10.00

See notes to financial statements.

2

STATEMENT OF OPERATIONS

For the Period September 20, 2024* through March 31, 2026

EXPENSES
Organizational expenses	$12,088
Less: Reimbursement from Advisor	12,088
Total Expenses	$-

NET INVESTMENT INCOME (LOSS)	$-

*	Organization date.

See notes to financial statements.

3

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

(1) ORGANIZATION

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

The Fund was organized as a Delaware statutory trust on September 20, 2024, and has not begun operations as of the date of these financials.

The Fund plans to acquire all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that will merge into the Fund, in a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund will be exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) will have served as the manager to the Predecessor Fund and will be one of the joint venture partners of the investment adviser to the Fund.

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between Cantor Fitzgerald Investors, LLC (“CFI”) and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund.

The Fund will engage in a continuous offering of Class S shares of beneficial interest and will operate as an interval fund that will offer to make quarterly repurchases of no less than 5% of its outstanding shares at the then outstanding net asset value (“NAV”). The Fund’s initial offering price will be $10.00 per share. The Advisor purchased the initial shares of Class S at $10.00 per share on March 16, 2026. The Fund intends to also offer Class A, C and I shares.

The Fund’s investment objective is to maximize risk-adjusted total return, with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States.

(2) SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies". A statement of changes in net assets, cash flows, and financial highlights have not been presented because the Fund has not commenced operations. The financial statements are expressed in U.S. Dollars.

4

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

Organizational and Offering Costs

Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12-month period using the straight-line method.

As of March 31, 2026, the Fund had incurred $12,088 in organizational costs and $483,490 in deferred offering costs. All organizational and offering costs incurred by the Fund in connection with its offering are subject to the expense agreement described under Note 3. As described in the expense agreement, the Advisor is responsible for covering organizational and deferred offering costs through the first two years of the Fund’s life, depending on the Class of Shares as follows: Class A, 3.25%; Class C, 4.00%; Class S and Class I, 3.0%. In year three, the Fund is obligated to pay the Advisor back for all accrued organizational and deferred offering costs. As of March 31, 2026, $495,578 is payable to the Advisor for offering and organizational costs paid in advance of the commencement of operations.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Income Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing at least 90% of its investment company taxable income to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. There can be no assurance that the Fund will pay distributions to shareholders at any rate. The Fund is required to comply with applicable diversification and income requirements on a quarterly and annual basis. The Fund accounts for income taxes in conformity with ASC Topic 740 – Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. There were no material uncertain income tax positions as of March 31, 2026.

Dividends and Distributions to Shareholders

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year to reflect net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. All or a portion of a distribution may consist of a return of capital.

Cash and Cash Equivalents

The Fund considers highly liquid short-term interest-bearing investments with original maturities of three months or less and other investments readily convertible into cash to be cash equivalents. The cash on the Statement of Assets and Liabilities represents amounts held with a financial institution.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Share Valuation

The NAV per share of an applicable class of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund’s shares will be offered at NAV.

5

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

(3) INVESTMENT ADVISOR AND RELATED PARTIES

Pursuant to an advisory agreement between the Advisor and the Fund, the Fund has agreed to pay the Advisor an annual fee, payable monthly, in an amount equal to 2.25% of the average daily value of the Fund's net assets (the “Management Fee”).

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.00%, 3.00%, 3.25% and 4.00% per annum of the Fund’s average daily net assets attributable to Class S, I, A and C shares, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until March 31, 2027, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After March 31, 2027, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. The Advisor has reimbursed $0 of expenses to the Fund which may be subject to recoupment based on the terms described above.

As of March 31, 2026, no management fees had been incurred by or paid to the Advisor by the Fund. Management fees will not be incurred or paid to the Advisor until the completion of the Reorganization.

Shareholder Service Expenses - Class S shares are not subject to shareholder servicing expenses.

Distributor ‒ Ultimus Fund Distributors, LLC, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

(4) REPURCHASE OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund. Shareholders will receive written notice at least 21 days and no more than 42 days in advance of the deadline to submit a repurchase request (the "Repurchase Request Deadline"). The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

6

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

(5) OTHER AGREEMENTS

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”) provides administration, fund accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Administrator and the Fund. For its services as administrator and transfer agent and its accounting services, the Fund pays the Administrator a fee based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month, subject to certain minimums.

Legal Counsel

DLA Piper LLP serves as legal counsel to the Trust.

Custodian

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

(6) CAPITAL SHARES

In order to provide the Fund with the initial capital required pursuant to Section 14 of the Investment Company Act of 1940, as amended, an initial contribution of $100,000 has been made in exchange for 10,000 shares of beneficial interest in the Fund.

(7) SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

7

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated [____], 2026

PROSPECTUS

CANTOR FITZGERALD ENERGY FUND

Class I Shares (CFULX) of Beneficial Interest

$[2,500] Minimum Purchase

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

Interval Fund Structure. As an “interval fund,” the Fund is designed primarily for long-term investors and not as a trading vehicle. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund will make quarterly offers to repurchase an amount not less than 5% and not more than 25% of the Fund’s outstanding shares of beneficial interest at net asset value (“NAV”), according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. Quarterly repurchases will occur in the months of March, June, September, and December. The Fund expects to make its initial repurchase offer in March 2027. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to seek to provide liquidity to shareholders, you should consider the shares to be illiquid. See “Risks — Repurchase Offers Risks.” The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. The Fund’s investment objective is to maximize risk-adjusted total return, with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through domestic wholly-owned subsidiaries; entities in which the Fund will co-invest solely alongside unaffiliated third-party investors; non-U.S. wholly-owned subsidiaries; and entities in which the Fund will co-invest alongside affiliates of the Fund, including affiliates of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC and LEH II Management LLC) (the “Co-Investment Entities”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser.

The Fund will typically gain indirect exposure to its Oil and Gas Interests by investing in Oil and Gas Companies. The Fund defines an Oil and Gas Company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, enhancement, or operation of energy related assets or the provision of services to companies engaged in such activities. In selecting each Oil and Gas Company, the Fund will use a multi-step investment process that is intended to complement the portion of the portfolio of the Fund that is invested directly in Oil and Gas Interests.

Shares. This prospectus (the “Prospectus”) applies to the offering of Class I Shares of beneficial interest of the Fund (the “Shares”). See “Plan of Distribution.” The Shares will be continuously offered at NAV as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. During this continuous offering, the Fund is offering to sell Shares through Ultimus Fund Distributors, LLC (the “Distributor”), under the terms of this Prospectus, an unlimited number of Shares of beneficial interest at net asset value plus any applicable sales load. While the Fund does not impose an initial sales charge on Class I Shares, if you buy Class I Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The minimum initial investment for Class I Shares is $2,500, while subsequent investments may be made with $100. The Fund reserves the right to waive the investment minimum. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. Moreover, the Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Agreement and Declaration of Trust of the Fund (as amended and restated from time to time, the “Declaration of Trust”).

Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.

●	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop.

●	You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

●	Even though the Fund will offer to repurchase Shares on a quarterly basis, subject to the limitations described herein, you should consider Shares of the Fund to be an illiquid investment. There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

●	The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

●	There is no assurance that distributions paid by the Fund will be maintained at a certain level or that distributions will be paid at all.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

●	The Fund may utilize borrowings and financial leverage and assume significant risks as a result. See “Risk Factors − Leverage Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Shares, and retain it for future reference. The Fund’s Statement of Additional Information (“SAI”) dated [    ], 2026, as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page      of this Prospectus, annual and semi-annual reports to Shareholders when available, and other information about the Fund, and make Shareholder inquiries by calling (855) 9-CANTOR, by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or from the Fund’s website (http://www.cantorenergyfund.com). Please note that the information contained in the Fund’s website, whether currently posted or posted in the future, is not part of this Prospectus or the documents incorporated by reference in this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov). Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [             ], 2026.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary and highlights information contained elsewhere in this Prospectus. It does not contain all of the information that may be important to you and your investment decision. You should carefully read this entire Prospectus, including the matters set forth under “Risk Factors,” and the Statement of Additional Information (the “SAI”). In this Prospectus and the SAI, unless the context otherwise requires, references to “the Fund,” “we,” “us” and “our” refer to Cantor Fitzgerald Energy Fund.

The Fund

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares (“Shares”) at that class of Shares’ net asset value (NAV”), which will be calculated on a daily basis. The Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit www.cantorenergyfund.com or call the Fund at (855) 9-CANTOR.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund have no history of public trading, nor is it intended that such Shares will be listed on a public securities exchange, and therefore an investment in Shares should be treated by investors as an illiquid investment (see “Risk Factors” below). The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free reorganization on or about [   ] (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund were exchanged for Class [__] Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and is one of the joint venture partners of the investment adviser to the Fund.

Investment Objective

The Fund’s investment objective is to seek to maximize risk-adjusted total return, with an emphasis on current income. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

1

Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

●	“Domestic Wholly-Owned Entities” are wholly-owned subsidiaries of the Fund organized under the laws of the United States.

●	“Joint Venture Entities” are entities in which the Fund will co-invest solely alongside unaffiliated third-party investors. The Fund may own a majority or minority interest in any particular Joint Venture Entity.

●	“Offshore Subsidiaries” are wholly-owned subsidiaries of the Fund organized in the Cayman Islands or other non-U.S. jurisdiction.

●	“Co-Investment Entities” are entities in which the Fund will co-invest alongside affiliates of the Fund, including those of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. The Fund may own a majority or minority interest in any particular Co-Investment Entity.

The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more Offshore Subsidiaries. The Fund may allocate up to 25% of its assets to the Offshore Subsidiaries, which have the same investment objective as the Fund, and are intended to provide the Fund with exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the Code that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Adviser will act as the investment adviser to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Adviser intends to comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries. Offshore Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund.

2

Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

●	Developed – The majority of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

●	Near-Term Development – A portion of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to developed investments but are also subject to additional risks.

All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated,” meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests. The Fund will not invest in any working Oil and Gas Interests directly. The potential benefit of non-operated Oil and Gas Interests as compared to operated interests, in the context of the Fund, are as follows:

●	Reduced Operational Responsibility – Non-operated interests relieve the Fund from managing day-to-day operations, such as drilling, production, maintenance, and regulatory compliance. The operator handles these tasks, allowing the Adviser to focus on investment strategy and portfolio management.

●	Lower Capital and Administrative Burden – Non-operators typically contribute capital for their share of costs of drilling, producing and maintaining wells, but avoid the upfront investment in infrastructure or personnel required to operate assets. Administrative tasks like permitting, land management, reporting, and royalty payment processing are handled by the operator.

●	Diversification Opportunities – Non-operated interests allow the Fund to spread capital across multiple projects, basins, and operators, reducing exposure to any single asset’s operational, geological, or regulatory risks. Operated interests often require significant capital concentration in fewer assets, limiting diversification.

●	Access to Expertise and Scale – Non-operators can partner with experienced operators who have technical expertise, established relationships with service providers, and economies of scale, potentially improving project efficiency and cost-effectiveness. The Fund benefits from the operator’s knowledge of local geology or regulatory environments without the Adviser needing to develop that expertise internally across all states and basins.

●	Flexibility in Investment Strategy – Non-operated interests provide greater flexibility to enter or exit investments through joint ventures or partial interest sales, while operated interests often involve long-term obligations to manage assets, limiting liquidity and strategic agility.

●	Mitigated Liability Exposure – Non-operators typically face less direct liability for environmental, safety, or regulatory issues, as the operator assumes primary responsibility for compliance and incident management, and while non-operators still share financial liability proportional to their interest, the operator’s role as the primary responsible party can reduce legal and reputational risks.

3

The following provides additional details on the types of Oil and Gas Interests in which the Fund principally invests:

●	Non-Operated Working Interests – A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated,” it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. The operator is responsible for overseeing the fieldwork and reporting to other interest holders.

●	Mineral Interests – A mineral interest is the present ownership of the oil and gas in a particular place, which is typically considered an interest in real property. The primary characteristic of a mineral interest is the right to enter the land to explore, drill, produce and otherwise carry on mining activities.

●	Royalty Interests – A royalty interest generally refers to a lessor’s share in the production of oil and gas, free of the expenses of production.

●	Overriding Royalty Interests – An ORRI is a fractional or percentage interest in the production of oil and gas, but without bearing any of the costs associated with drilling, development, or production. An ORRI is similar to a royalty interest reserved by the lessor, but instead it is created out of the lessee’s share of oil and gas (i.e., the party responsible for the operational costs) and is typically set as a percentage of the gross production.

Oil and Gas Companies

When investing in Oil and Gas Companies, the Adviser will: (i) seek to construct the portfolio with securities that it believes will benefit from growing global energy demand and economic growth; (ii) seek to position the Fund in securities of issuers operating in the energy industry, including upstream exploration and production companies, midstream transport and storage operators, and downstream refiners; and (iii) seek to capitalize on recent and ongoing global macroeconomic, geopolitical, and energy market trends. The securities in the Fund are expected to be denominated in U.S. dollars but may have international exposures in terms of geographies, currencies as well as customers and supply chains. The allocation of the Fund’s portfolio that is invested in public securities is based on qualitative and quantitative fundamental analysis of macroeconomic conditions, including commodity price dynamics, inflation, market conditions, historical performance, relative valuations and volatility, political and regulatory developments, and other relevant factors, as well as fundamental analysis of each potential investment. The Adviser may invest in publicly traded energy companies, including refiners and upstream producers, that offer differentiated exposure to the energy sector and may help mitigate the impact of commodity price volatility on the Fund’s private portfolio assets.

The Fund generally relies on the Global Industry Classification Standard (“GICS”) published by Standard & Poor’s (“S&P”), as it may be amended from time to time, in determining whether an issuer is an Oil and Gas Company. S&P classifies companies quantitatively and qualitatively. Each company is assigned a single GICS classification according to its principal business activity. S&P uses revenues as a key factor in determining a firm’s principal business activity. Earnings and market, however, are also recognized as important and relevant information for classification purposes.

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In deciding which publicly traded equity and equity-related securities to buy, the Adviser employs a combination of quantitative and qualitative analyses that seeks to identify high quality, reasonably valued companies within the Energy sector. As part of its assessment, the investment team considers cash flow generation, balance sheet strength, earning quality, valuation relative to industry peers, and other factors deemed relevant by the Adviser. The degree of liquidity of each security considered for purchase also is considered by the Adviser.

The Fund’s investments in Oil and Gas Companies also may include equity and equity-related securities, including common stocks and exchange traded funds. The Fund also may invest in income-producing securities, which may include corporate bonds and asset-backed securities. Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated.

The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

Investment Adviser

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between CFI and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 80 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure energy and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing alternative investment solutions and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts (“DSTs”) qualified opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

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Lincoln

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is entitled to receive a monthly management fee at the annual rate of 2.25% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.00% per annum of the Fund’s average daily net assets attributable to Class I shares, respectively (the “Expense Limitation”) for an initial two-year period. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until [August 1], 2028, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. Pursuant to a separate Management Fee Waiver, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class I shares until [August 1], 2027 unless the Adviser and the Board approve its continuation. After [August 1], 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund.”

Administration, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent, and Accounting Agent. For its services as Administrator, Transfer Agent, and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

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Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Distribution Fees

Class I Shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Closed-End Fund Structure

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. Unlike many closed-end funds, however, the Shares will not be listed on an exchange. Instead, the Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Shares (at least, and typically expected to be, 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows. See “Quarterly Repurchases of Shares.”

Share Classes

This Prospectus relates to Class I Shares only. In addition to Class I Shares, the Fund also offers Class S Shares, which are subject to different fees, expenses and investment minimums in a separate Prospectus. In addition, the Fund offers Class A Shares and Class C Shares, which are also subject to different fees, expenses and investment minimums in a separate Prospectus. To the extent the Fund offers additional classes of Shares in the future, each class of Shares will be subject to different fees and expenses. The Fund and the Adviser are eligible to rely on exemptive relief previously granted by the SEC to an affiliate of CFI (Cantor Fitzgerald Infrastructure Fund and Cantor Fitzgerald Investment Advisors, L.P. (Investment Company Release NO. 34758; File No. 812-15358)) to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

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Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. Shares are not listed on any securities exchange and the Fund anticipates that no secondary market will develop for the Shares. Accordingly, you may not be able to sell Shares when and in the amount you desire. Shareholders should consider Shares to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. There is also no guarantee that the Fund will be able to make any distributions or maintain a certain level of distributions to Shareholders. An investment in the Fund should not be viewed as a complete investment program.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to request the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Interval Funds Risks,” “Repurchase Offers Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell securities to purchase Shares that are tendered, remaining Shareholders will be subject to increased risk and increased Fund expenses as a percentage of new assets.

Use of Proceeds

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

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Use of Leverage

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles. Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of up to 33 1/3% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

In general, the Fund is prohibited from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of such leverage the Fund has satisfied the asset coverage requirement with respect to senior securities representing indebtedness prescribed by the Investment Company Act—i.e., the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”), is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, this asset coverage requirement is satisfied.

Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivatives and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks. See “Risk Factors — Leverage Risk.”

The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

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Board of Trustees

The Board has overall responsibility for monitoring and overseeing the management and operations of the Fund. A majority of the Trustees are not “interested persons,” as defined in the Investment Company Act, of the Fund, the Advisers, the Distributor, or any affiliates of any of the foregoing (the “Independent Trustees”).

Distribution Policy and Dividend Reinvestment Policy

The Fund’s distribution policy is to make quarterly distributions to Shareholders. Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional Shares of the same class under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Distribution Policy and Dividend Reinvestment Plan.”

Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that a significant portion of the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

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If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

Risk Factors

An investment in the Fund is subject to a high degree of risk. There can be no assurance the Fund will achieve its investment objective. Risks of investing in the Fund, include, but are not limited to, those outlined below. See “Risk Factors” and elsewhere in this Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

●	Energy Sector Risk. Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

●	Oil and Gas Volatility Risk. The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.

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●	Well Productivity Risk. Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Regardless of the level of experience, knowledge, scientific information and careful evaluation by the operator, significant risk is involved in such projects and cannot be avoided entirely. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

●	Dependence on Infrastructure Risk. Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

●	Oil and Gas Industry Competition Risk. The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

●	Oil and Gas Regulation Risk. The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.

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●	Payment Terms Risk. In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

●	Dependence on Downstream Facilities Risk. The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

●	Operating Hazards Risk. The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.

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●	Risks of Investing Through Oil and Gas Investment Vehicles. By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

○	The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

○	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

○	Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

○	The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

○	A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

○	The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

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Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

●	Credit Risk. The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

●	Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

●	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

●	Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

●	Leverage Risk. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:

●	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

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●	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

●	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

●	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

●	Equity Securities Risk. The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

●	Liquidity Risk. Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

●	Interval Fund Risk. The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

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●	Repurchase Offers Risk. The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

●	Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at that time. Any delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

●	Valuation Risk. The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s Oil and Gas Investment Vehicles and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Oil and Gas Investment Vehicles are not publicly traded and the Fund will depend on appraisers and service providers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in an Oil and Gas Investment Vehicle or the underlying Oil and Gas Interests may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

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●	Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

●	Business and Regulatory Risks. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

●	Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

●	Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

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Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

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If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

●	Privately Placed Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Advisers had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

●	Reliance on Key Persons Risk. The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

●	Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure to companies in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

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●	Hedging Transactions Risk. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

●	Fund Capitalization Risk. There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

●	No Operating History Risk. The Fund is a newly- organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

●	Diversification Risk. The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company”. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

●	Cybersecurity Risk. The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.

●	Temporary Defensive Strategies Risk. When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

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You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

PERFORMANCE INFORMATION

The Fund acquired the Predecessor Fund on [August [ ], 2026] (the “Transaction Date”) in exchange for Class S Shares of the Fund, and the Fund commenced operations on that date. Accordingly, the performance shown in the bar chart and performance table below prior to the Transaction Date is the performance of the Predecessor Fund. The Predecessor Fund was organized on January 16, 2020 and commenced operations on February 15, 2022 and has an investment objective, strategies, policies, restrictions and guidelines that are, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the 1940 Act, and therefore was not subject to the same investment and tax restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Predecessor Fund’s fees and expenses were higher than the net fees and expenses of the Fund’s Class I Shares. Accordingly, the Predecessor Fund’s performance has not been adjusted to reflect the fees and expenses of the Fund’s Class I Shares in the bar chart performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1 year, 3 years, and since-inception compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Performance Information for Predecessor Fund

The year-to-date return as of March 31, 2026 is 23.9%.

Average Annual Total Returns (for the periods ended December 31, 2025)

	Year to Date	1 Year	5 Years	Since Inception ([ ])
Class I Shares
Returns Before Taxes	23.9%	17.4%	9.9%	23.8%
[ ] Index[1]		[ ]%	[ ]%	[ ]%
[ ] Index[1]		[ ]%	[ ]%	[ ]%

[1]	The index returns do not reflect deductions for fees, expenses or taxes.

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The before-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual before-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the before-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The before-tax returns are shown only for Class I Shares and will vary for Class I Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. More information about these expenses is available from your financial professional and in the “Plan of Distribution.”

Shareholder Transaction Expenses	Class I
Maximum Sales Load (percentage of offering price)	None
Contingent Deferred Sales Charge	None
Annual Fund Operating Expenses (as a percentage of net assets attributable to Shares) (1)
Management Fees	2.25%
Shareholder Servicing Fee	None
Distribution Fee	None
Other Expenses(2)	2.50%
Interest Payments on Borrowed Funds(3)	0.75%
Asset Level Expenses(4)	0.50%
Remaining Other Expenses	1.25%
Total Annual Fund Operating Expenses	4.75%
Less Fee Waiver and/or Expense Limitation(5)	(0.50%)
Total Annual Fund Operating Expenses (After Fee Waiver)	4.25%

(1)	Estimates are based on Fund net assets of $75,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will raise $75,000,000 in proceeds.

(2)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund. Other Expenses include professional fees, offering expenses, and other general and administrative expenses.

(3)	The table assumes the Fund’s use of leverage in an amount equal to 10% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage). The Fund’s actual interest costs associated with leverage may differ from the estimates above.

(4)	Estimated fees and expenses related to property management, disposition expenses, any other expenses related to investments in Oil and Gas Interests of the Fund’s Oil and Gas Investment Vehicles (including real estate and property taxes on properties held in the Fund’s Oil and Gas Investment Vehicles).

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(5)	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 3.00% per annum of the Fund’s average daily net assets attributable to Class I shares (the Expense Limitation) for an initial two-year period. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until [August 1], 2028, unless and until the Board approves its modification or termination. Separately, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class I shares until [August 1], 2027 unless the Adviser and the Board approve its continuation under a Management Waiver Agreement. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. See “Management of the Fund.”

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund’s Class I Shares assuming a 5% return and that annual expenses attributable to the Fund’s Class I Shares (the example assumes the Fund’s Expense Limitation Agreement will remain in effect until August [ ], 2028 remain unchanged. The example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example does not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown. The example assumes that the estimates costs on the expenses set forth in the Total Fund Annual Operating Expenses are accurate, that the Total Fund Annual Operating Expenses remain the same for all periods shown and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than the hypothetical 5% annual return shown in the example. In addition to the fees and expenses described above, you may be required to pay transaction and other fees on purchases of Class I Shares, which are not reflected in the example.

1 Year	3 Years	5 Years	10 Years
$43	$134	$231	$475

The purpose of the tables above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a Shareholder of the Fund. For a more complete description of the various costs and expenses of the Fund. See “Management of the Fund.”

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FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Fund will make quarterly offers to repurchase an amount no less than 5% and not more than 25% of the Fund’s outstanding Shares, according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s principal office is located at 110 E. 59th Street, New York, NY 10022, and its telephone number is 855-9-CANTOR. An investment in the Fund involves certain risks and special considerations. See “Risks.”

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free [reorganization] on or about August [ ], 2026 (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund [will be/were] exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and one of the joint venture partners of the investment adviser to the Fund.

USE OF PROCEEDS

The Fund will invest the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to shareholders. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to seek to maximize risk-adjusted total return, with an emphasis on current income. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

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Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

●	“Domestic Wholly-Owned Entities” are wholly-owned subsidiaries of the Fund organized under the laws of the United States.

●	“Joint Venture Entities” are entities in which the Fund will co-invest solely alongside unaffiliated third-party investors. The Fund may own a majority or minority interest in any particular Joint Venture Entity.

●	“Offshore Subsidiaries” are wholly-owned subsidiaries of the Fund organized in the Cayman Islands or other non-U.S. jurisdiction.

●	“Co-Investment Entities” are entities in which the Fund will co-invest alongside affiliates of the Fund, including those of CFI and Lincoln, subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. The Fund may own a majority or minority interest in any particular Co-Investment Entity.

These Oil and Gas Investment Vehicles are discussed in greater detail below under “Principal Portfolio Composition.”

Investment Philosophy and Process

Tailwinds in the Oil and Gas Industry

The Adviser believes that despite news headlines which suggest that the energy transition to full renewable power generation is imminent, oil and natural gas will remain key components of global energy production for years to come. These headlines have reduced long-term capital investment in traditional energy projects, resulting in attractive economics for the development of oil and gas wells. Additionally, demand for energy continues to be robust, driven by economic growth and industrial activity.

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The Adviser believes that demand for U.S-produced natural gas is especially primed to benefit from sustained growth in key sectors. Demand for natural gas is propelled by its critical role in power generation, where it has captured significant market share, rising from 28% of U.S. electricity generation in 2014 to 42.5% in 2024, largely displacing coal, according to S&P Global Ratings. The surge in LNG exports further amplifies demand, with U.S. export capacity projected to nearly double from 14 Bcf/d in 2023 to 25 Bcf/d by 2028, driven by the construction of new Gulf Coast export facilities, as reported by the U.S. Energy Information Administration (EIA). Additionally, natural gas benefits from its perception as a cleaner energy source, emitting 50% less CO2 than coal and 30% less than oil when combusted, per the American Security Project, making it a preferred bridge fuel in the energy transition. These factors, combined with growing industrial demand and data center power needs, create a favorable environment for the Fund’s gas-focused investments.

Some of the tailwinds which the Adviser believes will enhance the attractiveness of investing in Oil and Gas Interests are as follows:

●	Strong Global Energy Demand – Global energy demand for oil and gas remains a fundamental driver for U.S. oil and gas investments. Despite the push for renewable energy, hydrocarbons continue to dominate the global energy mix, with oil and natural gas accounting for approximately 55% of global energy consumption in 2024, according to the International Energy Agency (IEA). [OPEC’s official prediction for global oil demand, as outlined in its 2025 World Oil Outlook, projects steady growth for crude oil demand, driven primarily by developing countries, with long-term projections topping 123 million barrels per day by 2050 (an increase from 105 million barrels per day projected in 2025), with no peak in oil demand anticipated on the horizon. Natural gas’s growth outlook is even more robust, as the various agencies almost unanimously predict the growth in global consumption to increase 20% or more between 2025 and 2050,] predominantly for power generation to fuel the needs of a growing global population and the rising energy needs of the AI and tech sectors. Other key drivers of hydrocarbon growth include:

○	Emerging Market Growth: Rapid industrialization in Asia (e.g., China, India) and Africa fuels demand for transportation fuels, LNG, and petrochemical feedstocks. For example, global LNG demand is expected to grow by 4% annually through 2030, per Shell’s LNG Outlook.

○	Petrochemical Demand: Rising global consumption of plastics and chemicals, derived from oil and gas, supports long-term demand, as alternatives like bio-based materials scale slowly.

○	Transition Pace Limitations: While renewables are growing, their ability to displace oil and gas in sectors like aviation, shipping, and heavy industry is limited in the near term due to technological and cost barriers.

●	U.S. as a Leading Producer – The U.S. has solidified its position as the world’s top oil and gas producer, with crude oil production averaging 13.2 million bpd and natural gas output at 105 billion cubic feet per day (Bcf/d) in 2024, per the EIA. The Permian Basin alone accounts for nearly 50% of U.S. oil production, with other key regions like the Eagle Ford, Bakken, and Marcellus contributing significantly. This dominance is driven by:

○	Technological Advancements: Innovations in hydraulic fracturing, horizontal drilling, and digital reservoir management have reduced breakeven costs to $40–$50 per barrel in prime basins, making U.S. production globally competitive even in moderate price environments.

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○	Resource Abundance: The U.S. has vast proven reserves, with the Permian holding over 50 billion barrels of oil equivalent in technically recoverable resources, per the U.S. Geological Survey.

○	Private Land Advantage: Unlike many countries, U.S. oil and gas development benefits from private mineral rights ownership, which streamlines leasing and reduces bureaucratic delays compared to state-controlled systems.

●	Energy Security and Geopolitical Stability – Geopolitical disruptions, including ongoing tensions in the Middle East, sanctions on Russia, and instability in other oil-producing regions like Venezuela, have underscored the importance of U.S. oil and gas as a reliable, geopolitically stable supply source. Key factors include:

○	Reduced Global Supply Risks: U.S. production is insulated from OPEC+ production cuts or conflicts disrupting Middle Eastern or African supply. In 2024, U.S. exports of crude oil and LNG reached record highs, with 4.1 million bpd of crude and 14 Bcf/d of LNG, per EIA data, meeting demand from Europe and Asia.

○	Energy Independence: The U.S.’s near energy independence reduces reliance on volatile global markets, making domestic assets a safe haven for investors. This is particularly appealing amid sanctions on Russian energy and Houthi attacks disrupting Red Sea shipping routes in 2024–2025.

○	Allied Demand: Allies like Europe, facing gas supply constraints post-Russia-Ukraine conflict, have increased reliance on U.S. LNG, with exports to Europe doubling since 2021. This strengthens demand for U.S. gas assets.

Target Market Opportunity in Non-Operated Assets

The Adviser believes the Fund is strategically positioned to capitalize on the above tailwinds with access to non-operated oil and gas assets that may offer attractive risk-adjusted returns. In the experience of the Adviser, non-operated interests are often ignored by conventional financing channels and these assets, despite their significant potential, frequently struggle to secure the requisite capital due to their unique operational structure and perceived risks. The Adviser sees this market practice as an opportunity, as they have a diversified strategy which they expect can mitigate some of the risks that come along with the assets while unlocking the high return potential of an asset class that the Adviser believes is undercapitalized.

Non-operated oil and gas assets represent what the Adviser believes to be a distinct investment opportunity within the industry. Such assets allow investors to participate in energy production without assuming the operational responsibilities and risks associated with drilling and production. Non-operated oil and Gas Investment can offer significant advantages over operated interests for the Fund, including reduced operational and administrative responsibilities, lower capital and liability exposure, and greater flexibility in portfolio diversification. By avoiding the need to manage day-to-day operations, the Adviser can leverage the operators’ expertise, scale, and infrastructure while focusing on strategic investment decisions. Non-operated interests also provide predictable cost structures through joint interest billing, passive income potential, and access to multiple projects without the long-term commitments or risks associated with operating assets, making them an attractive option for increasing returns and minimizing operational burdens.

Deal Sourcing and Underwriting

The Adviser leverages the industry expertise and network of Cantor and Lincoln to identify what it believes are premium non-operated oil and gas assets. In its experience, these assets can provide access to proven reserves and established production infrastructure, reducing exploration risk and offering a more predictable revenue stream. Cantor and Lincoln believe that the longevity of its management team in the industry allows them to source assets in some of North America’s leading oil and natural gas resource plays. To help ensure access to valuable opportunities, Cantor and Lincoln maintain long-standing relationships with buyers and sellers of assets who are local to the basins in which they invest. The Adviser believes these relationships, along with its team’s rigorous due diligence process and data capabilities, will continue to provide the Fund with acquisition and development opportunities that they expect will result in significant incremental long-term value.

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Deal sourcing typically comes from one of several avenues:

●	Independent contractors: Landmen or brokers who are calling individual mineral or leasehold owners with an offer to purchase or lease their acreage.

●	Operators: Smaller operators who do not have the capital required to participate in CAPEX requirements associated with their assets, or larger operators who have decided not to allocate any capital budget to non-operated projects.

●	Other non-operated investment groups: Smaller companies who have purchased an asset and are looking to find a partner to absorb a portion of the CAPEX obligations.

●	Broadly marketed deals: To a lesser extent, larger deals that are broadly marketed by a broker, advisor, or investment bank.

The Fund, guided by its Adviser, employs a meticulous and data-driven underwriting process to evaluate the high volume of non-operated working interest deals in oil and gas assets, ensuring disciplined investment decisions in a competitive market. Each deal undergoes a comprehensive discounted cash flow (DCF) analysis, where the Adviser assesses the acquisition cost, projected future development expenses, and anticipated revenue streams derived from estimated hydrocarbon production volumes and forward-looking oil and gas price curves. The Adviser leverages an extensive proprietary dataset, coupled with sophisticated, in-house-developed data visualization and analytics tools, to model asset performance with high precision, incorporating variables such as geological risks, operator efficiency, and market dynamics. This robust analytical framework allows the Adviser to rigorously compare risk-adjusted returns across opportunities, prioritizing investments in assets that deliver superior value while aligning with the Fund’s strategic objective of maximizing long-term returns with prudent risk management.

Portfolio Construction

When considering single assets or development projects to pursue, the Adviser is conscientious to construct a portfolio of non-operated working interest assets with a strategic focus on optimizing risk-adjusted returns. The Adviser pursues assets that deliver superior value through its rigorous DCF analysis, but these selections are made within the context of the overall portfolio to ensure balance and resilience. Specifically, the Adviser targets a diversified mix of hydrocarbons—oil, natural gas, and natural gas liquids (NGLs)—to avoid overexposure to price volatility or demand shifts in any single commodity. Additionally, the Adviser limits concentration in any single basin or geographical region, such as the Permian, Eagle Ford, or Bakken, to reduce exposure to basin-specific risks, including midstream constraints, takeaway costs, and state-specific regulatory changes. Finally, the Adviser caps reliance on any single operator to mitigate risks tied to operator performance, financial stability, or operational inefficiencies. By adhering to these diversification principles, the Adviser builds a resilient portfolio that aligns with the Fund’s goal of maximizing long-term returns while effectively managing risk across its non-operated oil and gas investments.

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Commodity Price Risk Management

In addition to managing risk by creating a portfolio that is diversified in the manners described above, the Adviser intends to hedge commodity price risk through the practice of hedging. The Fund, guided by its Adviser, employs a sophisticated hedging strategy to mitigate price volatility in oil and natural gas, utilizing over-the-counter (OTC) swaps and options to protect revenue streams from its non-operated working interests. The Adviser maintains hedging agreements with multiple reputable counterparties, ensuring diversified credit exposure and competitive terms. Targeting a significant portion of anticipated oil and natural gas production, the Adviser typically hedges volumes over a one- to three-year horizon, locking in prices through fixed-price swaps to provide cash flow certainty while selectively using options (e.g., collars or puts) to retain upside potential in rising markets. This disciplined approach, informed by market analysis and forward price curves, balances downside protection with flexibility, aligning with the Fund’s objective of delivering stable, risk-adjusted returns across its portfolio.

Principal Portfolio Composition

Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

●	Developed – The majority of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

●	Near-Term Development – A portion of the Fund’s asset are expected to be deployed in working interests in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to the other categories but are also subject to additional risks.

All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated”, meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests. The Fund will not invest in any working Oil and Gas Interests directly.

The following provides addition details on the types of Oil and Gas Interests in which the Fund principally invests:

●	Non-Operated Working Interests – A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest is subject to all costs of exploration and development. A working interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated,” it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. They are responsible for their share of exploration, drilling and production costs but have no direct control over how operations are conducted. The operator is responsible for overseeing the fieldwork and reporting to other interest holders. The terms of the relationship between a non-operated working interest holder and the operator are usually set forth in an operating agreement and/or dictated by state laws and regulations.

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●	Mineral Interests – A mineral interest is the present ownership of the oil and gas in a particular place, which is typically considered an interest in real property. The primary characteristic of a mineral interest is the right to enter the land to explore, drill, produce and otherwise carry on mining activities. Mineral interests may be fractionalized and leased to others. Mineral interests are frequently severed from the surface rights of the real property. Mineral interests are frequently pooled and become subject to an operating interest whereby the owner’s interest becomes converted into a non-operated working interest.

●	Royalty Interests – A royalty interest generally refers to a lessor’s share in the production of oil and gas, free of the expenses of production. A royalty interest is personal property and concerns the proceeds from oil and gas leases, if and when there is production. The royalty interest, or portion thereof, is freely assignable. The royalty may be paid in kind or may be paid in money representing the holder’s proportionate share of production.

●	Overriding Royalty Interests – An ORRI is a fractional or percentage interest in the production of oil and gas, but without bearing any of the costs associated with drilling, development, or production. An ORRI is carved out of the lessee’s share of oil and gas. An ORRI is similar to a royalty interest reserved by the lessor, but instead it is created out of the lessee’s share of oil and gas (i.e., the party responsible for the operational costs) and is typically set as a percentage of the gross production. The duration of an ORRI is limited by the duration of the lease under which is created. Like a royalty interest, an ORRI is freely assignable.

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

Domestic Wholly-Owned Entities

The Fund may invest in Oil and Gas Interests through one or more Domestic Wholly-Owned Entities formed by the Fund and organized in the United States. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete control of the underlying Oil and Gas Interests held by the Domestic Wholly-Owned Entity and as a result, the Fund will bear all risks associated with the underlying Oil and Gas Interests. However, the Fund will have greater flexibility as to disposition of an Oil and Gas Interests investment or the development of the Oil and Gas Interests held by the Domestic Wholly-Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying Oil and Gas Interests. Further, investments in Oil and Gas Interests made through a Domestic Wholly-Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.

Joint Venture Entities

The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, developers, owners, or other non-affiliated third parties for the purpose of owning or operating Oil and Gas Interests through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying Oil and Gas Interests held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third-party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.

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The Fund has not established safeguards it will apply to, or be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Adviser considers all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to: (i) the management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture; (ii) the Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances; and (iii) the Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfer.

Offshore Subsidiaries

The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more Offshore Subsidiaries. The Fund may allocate up to 25% of its assets in the Offshore Subsidiaries, which have the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the Code that apply to the Fund, and which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Adviser will act as the investment adviser to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Adviser will comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries. Offshore Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund.

Co-Investment Entities

Instead of acquiring full ownership of Oil and Gas Interests through a Domestic Wholly-Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Oil and Gas Interests or purchase price (including financing, if applicable) and the acquisition or development expenses, if any, of the underlying Oil and Gas Interests, as applicable, owned by the Co-Investment Entity. The Fund’s ownership in the Co-Investment Entity may be passive in nature, and the Fund may have a greater economic interest but less control rights in the Co-Investment Entity than the affiliate in which the Fund will co-invest alongside.

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The Fund’s investments in Oil and Gas Interests through the securities of a Co-Investment Entity with its affiliates is subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the SEC. If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. However, there can be no assurance that the Fund and the Adviser will be able to obtain such exemptive relief or, if obtained, be able to rely on such exemptive relief for certain potential transaction structures. The exemptive order from the SEC, if granted, will include extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund may incur losses in the event that the Fund will not be able to fully comply (or will be deemed not to be in compliance) with these extensive conditions. If granted exemptive relief, the Fund will adopt procedures reasonably designed to ensure compliance with the exemptive order and the Board will oversee risk relative to such compliance. If the Fund and its affiliates are granted exemptive relief, certain unaffiliated third parties may also be able to invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest.

If the Fund does not obtain an exemptive order from the SEC, the Fund and/or the Co-Investment Entities may co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. For example, the Fund and/or the Co-Investment Entities may co-invest with such affiliates consistent with guidance promulgated under the no-action position of the SEC staff set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like the Fund may rely in order to co-invest so long as certain conditions are met, including that the Adviser, acting on behalf of the Fund and on behalf of their other clients, negotiates no term other than price.

Oil and Gas Companies

When investing in Oil and Gas Companies, the Adviser will: (i) seek to construct the portfolio with securities that it believes will benefit from growing global energy demand and economic growth; (ii) seek to position the Fund in securities of issuers operating in the energy industry, including upstream exploration and production companies, midstream transport and storage operators, and downstream refiners; and (iii) seek to capitalize on recent and ongoing global macroeconomic, geopolitical, and energy market trends. The securities in the Fund are expected to be denominated primarily in U.S. dollars but may have international exposures in terms of geographies, currencies as well as customers and supply chains. The allocation of the Fund invested in public securities is based on qualitative and quantitative fundamental analysis of macroeconomic conditions, including commodity price dynamics, inflation, market conditions, historical performance, relative valuations and volatility, political and regulatory developments, and other relevant factors, as well as fundamental analysis of each potential investment. The Adviser may invest in publicly traded energy companies, including refiners and upstream producers, that offer differentiated exposure to the energy sector and may help mitigate the impact of commodity price volatility on the Fund’s private portfolio assets.

The Fund generally relies on the Global Industry Classification Standard (“GICS”) published by Standard & Poor’s (“S&P”), as it may be amended from time to time, in determining whether an issuer is an Oil and Gas Company. S&P classifies companies quantitatively and qualitatively. Each company is assigned a single GICS classification according to its principal business activity. S&P uses revenues as a key factor in determining a firm's principal business activity. Earnings and market, however, are also recognized as important and relevant information for classification purposes.

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In deciding which publicly traded equity and equity-related securities to buy, the Adviser employs a combination of quantitative and qualitative analyses that seeks to identify high quality, reasonably valued companies within the Energy sector.   As part of its assessment, the investment team considers cash flow generation, balance sheet strength, earning quality, valuation relative to industry peers, and other factors deemed relevant by the Adviser.  The degree of liquidity of each security considered for purchase also is considered by the Adviser.

The Fund’s investments in Oil and Gas Companies also may include equity and equity-related securities, including common stocks and exchange traded funds. The Fund also may invest in income-producing securities, which may include corporate bonds and asset-backed securities.  Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective. For a further description of these temporary investments, see the SAI under “Investment Policies and Techniques—Portfolio Composition.”

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act, which includes Shares and shares of preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

Additional Information Regarding Investment Strategies

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

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USE OF LEVERAGE

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by a mortgaged interest in the Oil and Gas Interests, the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles (“Borrowings”). Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of up to 33 1/3% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

Oil and Gas Investment Vehicle level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by Oil and Gas Interests owned by such special purpose vehicles. Such special purpose vehicles would own Oil and Gas Interests and would borrow from a lender using the owned property as collateral. If any such special purpose vehicle were to default on a loan, the lender’s recourse would be to the pledged Oil and Gas Interests and the lender would typically not have a claim to other assets of the Fund. When such property level debt is not recourse to the Fund, the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the special purpose vehicle holding such debt is a wholly-owned subsidiary of the Fund or the financial statements of the special purpose vehicle holding such debt will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. In addition to borrowing from lenders, special purpose vehicles held by the Fund may issue debt securities through private placements to the extent permitted by applicable law.

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares.

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings and Preferred Shares would have seniority over the Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Any Borrowings and Preferred Shares (if issued) leverage your investment in Shares. Holders of Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Shares bear the offering costs of the Preferred Share issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Shares.

With respect to entity level debt, the Fund is permitted in the future to negotiate with several large commercial lenders, including commercial banks and insurance companies, to arrange one or more credit facilities (each, a “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount up to approximately 33 1⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage).

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Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 331⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage)). In addition, the Fund is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future Credit Facilities may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new Credit Facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such Credit Facility may have the ability to foreclose on such assets in the event of a default under the Credit Facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. The Fund expects that any such Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings or Preferred Shares, are borne entirely by the holders of the Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Shares to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to holders of Shares. These include the possibility of higher volatility of the NAV of the Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares). Under the 1940 Act, the Fund may only issue one class of Preferred Shares.

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In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Shares and Preferred Shares voting together as a single class. In the event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares, the Fund will not issue Preferred Shares.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivative and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks.

The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

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Effects of Leverage

Assuming the use of leverage in the amount of 33 1/3% of the Fund’s Managed Assets, at a leveraged expense rate of 7.00% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 2.33% in order to cover such interest and/or dividend payments and other expenses. Of course, these numbers are merely estimates used for illustration. Actual dividend rates and other leverage expenses may vary frequently and be significantly higher or lower that the rate estimated above.

The following table is designed to illustrate the effect of leverage on Shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing 10.00% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest rate and/or dividend on its leverage of 7.50%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Shares Total Return	(18.50)%	(11.00)%	(3.50)%	4.00%	11.50%

The Shares total return is composed of two elements: the Share’s dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

RISKS

Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Information About the Fund’s Investments and Investment Risks” in the SAI.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.

Energy Sector Risk

Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

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Oil and Gas Volatility Risk

The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.

Well Productivity Risk

Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Many risks are involved that experience, knowledge, scientific information and careful evaluation cannot avoid. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

Dependence on Infrastructure Risk

Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

Oil and Gas Industry Competition Risk

The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

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Oil and Gas Regulation Risk

The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.

Payment Terms Risk

In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

Dependence on Downstream Facilities Risk

The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

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Operating Hazards Risk

The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.

Risks of Investing Through Oil and Gas Investment Vehicles

By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

●	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

●	Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

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●	The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

●	A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

●	The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

Credit Risk

The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

Market Disruption, Health Crises, Terrorism and Geopolitical Risks

The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Adviser fails to retain their key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

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Competition Risk

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

Leverage Risk

Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:

●	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

●	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

●	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

●	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

Equity Securities Risk

The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

Liquidity Risk

Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

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Interval Fund Risk

The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

Repurchase Offers Risk

The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

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Delay in Use of Proceeds Risk

The Fund relies upon the Co-Adviser’s investment professionals to identify suitable investments. To the extent that Co-Adviser’s investment professionals face competing demands upon their time in instances when the Fund has capital ready for investment, the Fund may face delays in execution. The Fund could also suffer from delays in locating suitable investments as a result of the Fund’s reliance on the Adviser at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other Lincoln or Cantor sponsored programs, some of which have investment objectives and employ investment strategies that are similar to those of the Fund. Further, it may be difficult for the Fund to invest the net offering proceeds promptly and on attractive terms. Delays the Fund encounters in the selection and origination of income-producing assets would likely limit the Fund’s ability to pay distributions to Shareholders and lower their overall returns. Similar concerns arise when there are prepayments, maturities or sales of the Fund’s investments.

The Fund’s ability to achieve its investment objective and to pay distributions depends upon the performance of the Adviser in the acquisition of the Fund’s investments. The more money the Fund raises in the offering of its Shares, the greater the Fund’s challenge will be to invest all of the net offering proceeds on attractive terms. Except for the Fund’s investment policy, Shareholders will have no opportunity to evaluate the economic merits or the terms of the Fund’s investments before making a decision to invest in the Fund. Shareholders must rely entirely on the management abilities of the Adviser. The Fund cannot assure Shareholders that the Adviser will be successful in obtaining suitable investments on financially attractive terms or that, if the Adviser makes investments on the Fund’s behalf, the Fund’s objective will be achieved.

Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. If the Fund is unable to find suitable investments promptly or deploy capital in a timely or efficient manner, it may be forced to invest in cash, cash equivalents or other assets. The rate of return on these investments, which affects the amount of cash available to make distributions, may be less than the return obtainable from the type of investments in the oil and gas industry the Fund seeks to acquire. Therefore, delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns. There can be no assurances as to how long it will take the Fund to invest the net proceeds from sales of Fund Shares. If the Fund would continue to be unsuccessful in locating suitable investments, the Fund may ultimately decide to liquidate.

This offering is being made on a “best efforts” basis, meaning that the Fund is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a Shareholder’s investment may be reduced in the event the Fund’s assets underperform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.

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Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

The Fund’s Oil and Gas Interest investments are fair valued by the Adviser in accordance with the procedures described under “Determination of Net Asset Value” below. Within the parameters of the Fund’s valuation procedures, the valuation methodologies used to value the Fund’s Oil and Gas Interest investments will involve subjective judgments and projections and may not be accurate. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuations and appraisals of the Fund’s Oil and Gas Interest investments will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Adviser and the Fund’s independent third party valuation agents or pricing services. Valuations and appraisals of the Fund’s Oil and Gas Interest investments are only conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for the Adviser to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Adviser to make an assessment of fair value with incomplete information. A material change in an Oil and Gas Interest investment or a new appraisal of an Oil and Gas Interest investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per Share.

It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies, an unanticipated structural or environmental event at a property or material changes in market, economic and political conditions globally and in the jurisdictions and sectors in which a property operates, may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. As a result, the Fund’s NAV per share may not reflect a material event until such time as sufficient information is available and the impact of such an event on a property’s valuation is evaluated, such that the Fund’s NAV may be appropriately updated in accordance with the Fund’s valuation guidelines.

Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies or an unanticipated structural or environmental event at a property may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. The Adviser will rely on the independent third party valuation agents’ or pricing services’ appraisals in determining the fair value of the Oil and Gas Interest investments. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Shares, the price the Fund paid to repurchase Shares or NAV-based fees the Fund paid to the Adviser to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Shares in this offering, and the price at which your Shares may be repurchased in a repurchase offer by the Fund, are based on NAV per Share, you may pay more than realizable value or receive less than realizable value for your investment if assets are mispriced. In addition, the participation of the Adviser’s personnel in the Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Adviser is based on the value of the Fund’s assets.

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Interest Rate Risk

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

Issuer Risk

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

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Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the 1940 Act. Some of the intended investments of the Fund may not qualify as “securities” under the 1940 Act. The Fund has attempted to isolate those investments in a controlled Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

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In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Privately Placed Securities Risk

The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

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Concentration Risk

The Fund will invest a substantial portion of its assets in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

Companies in the Crude Petroleum and Natural Gas Industry are affected by specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, Crude Petroleum and Natural Gas Industry companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves also may affect the profitability of companies operating within the Crude Petroleum and Natural Gas Industry.

Hedging Transactions Risk

Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

No Operating History Risk

The Fund is a newly-organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

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Diversification Risk

The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company.” Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Cybersecurity Risk

The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.

Temporary Defensive Strategies Risk

When the Adviser anticipate unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the joint venture partners of the Adviser each manage and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

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Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the joint venture partners of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the joint venture partners of the Adviser or result in the Co-Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if one of the joint venture partners of the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

Subject to applicable regulatory requirements, the portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and the its affiliates may provide more services to some types of funds and accounts than others.

The use of leverage by the Fund has the potential to increase the investment management fees payable to the Adviser, which may provide a financial incentive to the Adviser to use leverage or increase the amount of leverage used. The Fund’s use of leverage, therefore, may create a conflict of interest between the Adviser, on the one hand, and the Fund’s Shareholders, on the other hand.

The Fund and/or the Adviser (as applicable) have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the joint venture partners of Adviser are treated equitably; however, there is no guarantee that such policies and procedures will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the joint venture partners of the Adviser may manage or advise from time to time. As noted above, the Fund has sought exemptive relief to permit co-investments among the Fund and vehicles managed by Lincoln. Until such relief is granted, Lincoln intends, consistent with its fiduciary obligations, to allocate investment opportunities between the Fund and its other investment vehicles based on a stated rotation policy, which considers capacity and portfolio position of each investment vehicle. In the event that the co-investment exemptive relief is granted, co-investment opportunities will be allocated in a manner that is consistent with the conditions of such exemptive relief as applicable. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

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Investment Adviser

Cantor Fitzgerald Energy Advisors, LLC

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between CFI and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 80 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure, energy and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing private market and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts, qualified opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

Lincoln

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

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A discussion regarding the basis for approval by the Board of Trustees of the Fund’s Investment Management Agreement with the Adviser will be available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2026.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is entitled to receive a monthly management fee at the annual rate of 2.25% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.00% per annum of the Fund’s average daily net assets attributable to Class I shares, respectively (the “Expense Limitation”) for an initial two-year period. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement with respect to Class I Shares will remain until [August 1], 2028, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. Pursuant to a separate Management Fee Waiver, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class I shares until [August 1], 2027 unless the Adviser and the Board approve its continuation. After [August 1], 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund.”

The Investment Committee

The Adviser has established an Investment Committee (the “Committee”) responsible for: setting overall investment policies and strategies of the Adviser; establishing allocation targets for the investment portfolio of the Fund among the public securities in which the Fund intends to invest; and generally overseeing the activities of the Fund’s Portfolio Managers (see below). The members of the Committee, and their professional background and experience, are as follows:

Craig Brede, Lincoln. With a background spanning almost 20 years, Mr. Brede has amassed valuable expertise in private equity and capital markets. During his time at Lincoln, he successfully established and managed nine investment vehicles, securing $220 million in equity capital and $100 million in debt financings. Mr. Brede also served as the president of the capital markets division at Black Creek Group, a $10 billion AUM real estate asset manager. Mr. Brede also spent eight years at Goldman Sachs, excelling in sales and trading of equity derivatives. Mr. Brede holds a BBA with honors, focusing on finance, from the University of Notre Dame.

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Sean McClaren, Lincoln. Mr. McClaren is the leader of acquisition underwriting at Lincoln. He is a highly experienced reservoir, completions, and production engineer with 12 years of industry experience in multiple U.S. basins. Mr. McClaren spent seven years at Lincoln, where he utilized data analytics to effectively manage reserves across 40,000 net mineral acres and 7,000 producing wellbores. During his time at Lincoln, Mr. McClaren has underwritten over 1,200 deals. Prior to that, he successfully guided the acquisition strategy for Bayswater Exploration and Production’s mineral buying program. Mr. McClaren holds a BS in chemical engineering from the University of Arizona.

Jordan Revielle, Lincoln. With over 16 years of experience as a petroleum geologist, Mr. Revielle specializes in prospect generation, field planning, mineral appraisals, and new play assessments across many basins in the United States. Mr. Revielle has spent seven years at Lincoln, where he leads the technical team, oversees acquisitions, and drives upstream strategy. Prior to Lincoln he began his career at Ward Petroleum Corporation, playing a pivotal role in establishing the company's Rocky Mountain oil and gas operations, generating prospects, and overseeing land acquisitions. Mr. Revielle holds a bachelor's degree in Geological Engineering and a master's degree in Hydrology, both from the Colorado School of Mines.

John D. Brim, CFA, CFI. Mr. Brim joined Smith Group Asset Management, a business of Cantor, in March 1998 and serves as the company’s President and Chief Investment Officer. Cantor acquired Smith Group in July 2021. Prior to joining the firm, Mr. Brim was a Manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP from 1997 to 1998. From 1990 to 1997, he held a variety of positions, including Senior Client Manager, with NationsBank Asset Management in Dallas. He earned his BS in Economics from Texas A & M University. He was awarded the Chartered Financial Analyst (CFA) designation in 1998. Mr. Brim is a member of the CFA Institute and the CFA Society of Dallas-Ft. Worth. Mr. Brim is an active volunteer in his community and serves on the board of directors for a number of charitable organizations.

Chris A. Milner, CFI. Mr. Milner is currently a Managing Director at Cantor and the Chief Investment Officer of Real Assets at CFAM as well as the President of Cantor Fitzgerald Income Trust, Inc. Mr. Milner joined Cantor in 2013. Previously, Mr. Milner spent 14 years at BlackRock and was a co-founder of their commercial real estate debt business. Mr. Milner was Global Head of CRE Debt and President of the Carbon Capital series of private real estate debt funds as well as a member of BlackRock’s Corporate Leadership Committee, the Real Estate Executive Committee and the Global Real Estate Investment Committee. Prior to joining BlackRock in 1997, Mr. Milner was responsible for the origination, underwriting and securitization of all commercial mortgage conduit production at PNC and was also a member of the PNC M&A team which acquired BlackRock and Midland Loan Services in 1995 and 1998, respectively. Mr. Milner has completed over 800 real estate debt, equity and capital markets transactions in North America, Europe and Asia with an aggregate value of over $37 billion, including raising over $13.5 billion of investor capital. Mr. Milner received an MBA in finance, with a concentration in real estate, from Indiana University and a Bachelor of Arts degree in economics from DePauw University.

Aaron Wessner, CFI. Mr. Wessner is currently the Head of Capital Markets for CFAM. Mr. Wessner joined CFAM in 2011 and during his tenure has held senior capital markets positions within the firm’s real assets businesses, including commercial real estate and infrastructure across debt and equity involving over $7.5 billion of transactions. Additionally, Mr. Wessner has completed over $2 billion of commercial real estate acquisitions in United States involving multifamily, office, retail and industrial properties. Prior to joining CFAM, Mr. Wessner was a co-founder of Park Bridge Financial, a privately held commercial real estate debt and equity advisory firm providing strategic advisory services to real estate owners and lenders on distressed debt and equity matters. Mr. Wessner’s previous experience includes positions within Merrill Lynch’s Global Commercial Real Estate Group, where he primarily focused on the distribution of commercial real estate debt including CMBS, whole-loans, B-notes and mezzanine positions. Additionally, Mr.Wessner was a member of Fitch Ratings’ CMBS group and Ernst & Young LLP’s Structured Finance Advisory practice. Mr. Wessner received a Bachelor of Arts from the University of Miami and a Master of Business Administration from the University of Florida. Mr. Wessner holds FINRA Series 7 and 63 licenses.

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Portfolio Managers

Subject to the Committee’s oversight, Craig Brede, Sean McClaren, John Brim and Chris Milner, who are members of the Committee, are the Fund’s portfolio managers (“Portfolio Managers”) and oversee the day-to-day investment operations of the Fund. Craig Brede’s, Sean McClaren’s, John Brim’s, and Chris Milner’s biographical information is presented above.

 The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent, and Accounting Agent. For its services as Administrator, Transfer Agent, and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As of [August 1, 2026,] the Fund does not know of any control persons of the Fund.

Other Information

This Prospectus and the SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

FUND EXPENSES

The Adviser bears all of the ordinary and usual overhead expenses of the Adviser or any of its affiliates (including expenses such as rental payments for its offices) in providing services to the Fund pursuant to the Investment Management Agreement and the salaries or other compensation of the employees of the Adviser or any of its affiliates. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

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Expenses borne directly by the Fund include:

●	Certain corporate, organizational and offering costs relating to the offering of Shares, to the extent permissible;

●	the cost of calculating the NAV of Shares, including the cost of any third party pricing or valuation services;

●	the cost of effecting sales and repurchases of Shares and other securities;

●	the Adviser’s Management Fee;

●	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets, borrowing charges on securities sold short (if any), clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses;

●	fees and expenses associated with the selection, acquisition, origination, monitoring or management of Oil and Gas Interests, construction, development, special servicing of non-performing assets (including, but not limited to, commissions paid to third-parties, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in Oil and Gas Interests. The Advisers or its affiliates may be entitled to certain of these fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation;

●	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

●	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	transfer agent and custodial fees;

●	Distributor costs (if any);

●	fees and expenses associated with marketing efforts (if any);

●	federal and any state registration or notification fees;

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●	federal, state and local taxes;

●	fees and expenses of the Independent Trustees;

●	the costs of preparing, printing and mailing reports, notices and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

●	fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

●	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

●	costs associated with the valuation of the Fund’s assets and liabilities, including the cost of any third-party appraiser or valuation agent;

●	federal or state taxes;

●	fees and expenses related to compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC;

●	all other expenses incurred by the Fund or the Adviser in connection with administering the Fund’s business; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this Prospectus, the Adviser will be reimbursed by the Fund for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays, incurs on behalf of the Fund or otherwise is entitled to, including the costs and expenses described above.

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PURCHASE OF SHARES

Purchasing Class I Shares

The Fund offers Class I Shares on a continuous basis at the NAV per Share. This Prospectus relates to Class I Shares only. The Fund also offers Class S Shares with different fees, expenses and minimums through a separate Prospectus, as well as Class A Shares and Class C Shares with different fees, expenses and minimums through a separate Prospectus. To the extent the Fund offers additional classes of Shares in the future, each class of Shares will be subject to different fees and expenses. The Fund and the Adviser are eligible to rely on exemptive relief previously granted by the SEC to an affiliate of CFI to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

When selecting a Share class, you should consider the following: which Share classes are available to you; the amount you intend to invest; how long you expect to own the Shares; and total costs and expenses associated with a particular Share class. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may impose additional fees and charges on each class of Shares. If your dealer offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

The minimum initial investment for Class I Shares in the Fund from each investor is at least $2,500 for regular accounts and $1,000 for retirement plan accounts, and the minimum additional investment in the Fund is $100, except for additional purchases pursuant to the Fund’s dividend reinvestment plan. The Fund or Distributor may lower or waive the minimum initial investment for Class I Shares, including, without limitation, for certain categories of investors, at their discretion. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $100, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

Initial and additional purchases of Class I Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase Class I Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase Class I Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

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Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser, subject to the general approval of the Board. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

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PAYMENTS BY THE ADVISER

The Adviser and/or its affiliates, in the discretion of the Adviser, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Shares or the amount you receive upon the repurchase of your Shares is based on the Fund’s NAV. The NAV per share of the Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open. The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and other holidays observed by the NYSE. The Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit www. Cantorenergyfund.com or call the Fund at (855) 9-CANTOR. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV per share next calculated after the Fund receives your subscription in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept subscriptions until, and calculate the Fund’s NAV per share as of, the normally scheduled close of regular trading on the NYSE for that day.

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The Board has approved procedures pursuant to which the Fund values its investments, and has designated to the Adviser the general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation agents or pricing services or other third party sources (“Pricing Services”), provided that the Adviser shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Adviser deems to be reliable in determining fair value under the circumstances. The Adviser is responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Fund’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, use various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

When pricing securities or other assets at fair value, the Fund seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Fund at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund’s Oil and Gas Interest equity investments are typically fair valued based on a discounted cash flow or other income approach, or by appraisals conducted by one or more Pricing Services. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that take into account property-level data that is gathered and evaluated periodically to reflect new information regarding the property or the appreciation interest, if any.

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Investments in newly acquired Oil and Gas Interests will initially be valued at cost. Thereafter, each property will be evaluated by the Adviser for a change in valuation methodology or inputs/assumptions no less than quarterly, but more frequently if market or property specific factors indicate a different methodology or inputs/assumptions would result in a valuation that is more representative of fair value. The Adviser expects the primary methodology used to value such assets after the initial period of valuation at cost will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Income related to each asset will be accrued on the basis of data extracted from (1) the annual budget for such asset and (2) material, unbudgeted non-recurring income and expense events with respect to such assets when the Adviser becomes aware of such events and the relevant information is available. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable revenue and operating expense data, the capitalization or discount rate and projections of future revenue and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market approaches like sales comparisons and cost approaches.

Each quarter, the Adviser also will determine an accrual schedule for the daily value of each real property based on an estimated quarter-end value. The Fund will use the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of Oil and Gas Interests and related changes to the daily accrual schedule for any Oil and Gas Interest, will be reflected in the Fund’s NAV calculation beginning with the day that a revised valuation is determined.

In addition, the Adviser will monitor the Fund’s Oil and Gas Interests for events that the Adviser believes may have a material impact on the most recent estimated values of such assets. Possible examples of such a material change include an unanticipated structural or environmental event at a property, capital market events, recent financial results or changes in the capital structure of the property, development milestones, material changes in cap rates or discount rates, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of a property to change materially. Provided that the Adviser is aware that such an event has occurred and after a determination by the Adviser that a material change has occurred and the financial effects of such change are quantifiable, any estimates of value should be performed as soon as reasonably practicable. All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Assets held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of an asset held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Adviser using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments, such as Oil and Gas Companies, listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market including, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Adviser may recommend valuation through other means.

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Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Short-term debt investments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt investments, including government debt securities and municipal debt securities in each case having a remaining maturity in excess of 60 days are typically valued by Pricing Service at an evaluated (or estimated) mean between the closing bid and asked prices.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on the Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Quarterly Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The distribution rate may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

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Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Plan.”

The quarterly distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Please refer to the Fund’s most recent Section 19(a) notice, available at www.cantorenergyfund.com, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should notify the Transfer Agent in writing at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

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Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain transactions can be performed by calling the toll-free number 855-9-CANTOR.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, is intended for U.S. shareholders, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state, local, or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Shareholders will not be subject to the alternative minimum tax.

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Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Taxation of Foreign Shareholders

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code are urged to consult their own tax advisor regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of the Fund’s shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Generally, a foreign shareholder will be subject to U.S. federal income tax on distributions received from the Fund or upon dispositions of Shares if the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income may be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the foreign shareholder), which tax generally is withheld from such distributions by the Fund. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or applicable lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

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Notwithstanding the foregoing, properly reported dividends generally are exempt from U.S. withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the correct IRS Form W-8). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. If a repurchase of a shareholder’s shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free dividend, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Fund shares repurchased. If the repurchase qualifies as a sale or exchange, the shareholder generally will realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased shares and the adjusted tax basis of those shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Fund shares or otherwise upon a sale or exchange of Fund shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “United States real property holding corporation” (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Fund shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign shareholder to U.S. tax filing obligations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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DESCRIPTION OF CAPITAL STRUCTURE AND THE SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware on September 20, 2024. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders.

The Fund currently offers four classes of Shares: Class A, Class C, Class I and Class S. The Fund began continuously offering its Class A, Class C, Class I and Class S on [August 1, 2026]. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” Certain Share class details are set forth in “Plan of Distribution”. The following table shows the amounts of Fund shares that have been authorized and are outstanding as of [   ]:

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Held by Fund or for its Account
Class A Shares	Unlimited	None	None
Class C Shares	Unlimited	None	None
Class I Shares	Unlimited	None	[ ]
Class S Shares	Unlimited	None	[ ]

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the same class of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund. Although Shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

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The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Other Classes of Shares

The Fund currently offers Class A, Class C, Class I and Class S Shares. Other classes of Shares may be introduced upon approval by the Board of Trustees.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide Shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

Jurisdiction and Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Securities Exchange Act of 1934, as amended and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. These exclusive forum provisions may increase costs for a Shareholder to bring a claim or may prevent a Shareholder from bringing a claim in a judicial forum that the Shareholder finds convenient or favorable. Further, the enforceability of the provision requiring actions under the Federal Securities Laws be brought in the federal district courts of the United States of America is questionable. If a court were to find the forum selection provisions contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

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Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders

A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Fund, including a Shareholder’s voting rights under Article V of the Declaration of Trust or Article 2 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund may pay a servicing fee to Intermediaries for providing ongoing services in respect of shareholders of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

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The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

 Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Cantor Fitzgerald Energy Fund to:

Cantor Fitzgerald Energy Fund
c/o Ultimus Fund Solutions, LLC
Via Regular Mail:

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Via Overnight Mail:

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

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All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash, money orders, or cashier’s checks. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent or send a facsimile to 402-963-9094. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 855-9-CANTOR for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

By Wire — Subsequent Investments

Before sending a wire, investors must contact Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Online – Subsequent Investments

You can request subsequent investments to your account using the Fund’s online functionality. The money to fund the investment would be automatically drafted from your bank account by Automate Clearing House (“ACH”). Please visit the Fund’s website www.cantorenergyfund.com to obtain instructions or contact the Fund at 855-9-CANTOR for more information on processing purchases by ACH.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 855-9-CANTOR for more information about the Fund’s Automatic Investment Plan.

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By Telephone – Subsequent Investments

Investors may purchase additional shares of the Fund by calling 855-9-CANTOR. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account by ACH. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, Administrator will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Administrator at 855-9-CANTOR for additional assistance when completing an application.

If Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase for Class I shares by an investor is $2,500. The Fund reserves the right to waive the investment minimum. The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class I shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $2,500 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s Class I shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the shares; and

●	total costs and expenses associated with a particular share class.

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Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class I Shares

Class I shares will be sold at the prevailing NAV per Class I share and are not subject to any upfront sales charge. The Class I shares are not subject to a Distribution Fee, shareholder servicing fees, or contingent deferred sales charges. Class I shares may only be available through certain financial intermediaries. Because the Class I shares of the Fund are sold at the prevailing NAV per Class I share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class I shares require a minimum investment of $2,500, while subsequent investments may be made with $100. The Fund reserves the right to waive the investment minimum.

Share Class Exchanges

Upon request, the Fund may, in its discretion, permit a current Fund shareholder to exchange shares of one class of the Fund held by them to another class of Fund shares; provided, however, that such shareholder meets the requirements of the new share class or such requirements have been waived in the Adviser’s discretion.

Shareholder Service Expenses

Class I shares are not subject to shareholder servicing expenses.

QUARTERLY REPURCHASES OF SHARES

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

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Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the shares as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 855-9-CANTOR or visit www.cantorenergyfund.com to learn the current NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charges

Class I shares are not subject to a contingent deferred sales charge.

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Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

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Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

INVESTOR SUITABILITY

Investing in the Fund involves a considerable amount of risk. Shareholders may lose money or their entire investment in the Fund. Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame. Before making your investment decision, you and/or your personal financial advisor should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. The Shares are not traded on an active market and there is currently no secondary market for the Shares. However, limited liquidity will be available through quarterly repurchases of Shares by the Fund of at least 5% of the outstanding Shares during each quarterly period. See “Risks – Interval Fund Risk” and “Risks—Liquidity Risk.”

LEGAL MATTERS

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900 Atlanta, Georgia 30309, serves as legal counsel to the Trust.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses and accrued income taxes, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on [   ]. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

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Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 855-9-CANTOR to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UHY LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s consolidated financial statements. UHY LLP is located at 201 Old Country Rd., Suite 205, Melville, NY 11747.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-282843). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

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The information in this statement of additional information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated [__], 2026

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2026

Cantor Fitzgerald Energy Fund

Shares of Beneficial Interest

Class I

The Cantor Fitzgerald Energy Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund intends to offer multiple classes of shares of beneficial interests (“Shares”), including classes designated as Class A, Class C, Class I and Class S (“Class A Shares”, “Class C Shares”, “Class I Shares” and “Class S Shares”, respectively). The Fund has no operating history. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus which is dated [     ], 2026. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free (855) 9-CANTOR or by accessing the Fund’s website at www.cantorenergyfund.com The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares (as defined below) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 20, 2024.

The Fund offers four classes (each a “Class”) of shares of beneficial interests (“Shares”) designated as Class A, Class C, Class I and Class S. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Advisers may rely upon exemptive relief previously granted to an affiliate of the Adviser to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

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INVESTMENT POLICIES, PRACTICES AND RISKS

The Fund invests primarily in a portfolio comprised of non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests in well-established regions of the continental United States (collectively, “Oil and Gas Interests”). The Fund will typically gain exposure to its Oil and Gas Interests through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Oil and Gas Investment Vehicles”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

Non-Principal Investment Strategies and Techniques and Related Risks

The Fund may utilize derivative instruments, such as forwards, futures, options, and swaps, repurchase agreements, reverse repurchase agreements and sale-buybacks, and a variety of special investment instruments and techniques, to hedge the portfolios of the Fund and the Oil and Gas Interests against various risks (such as changes in commodity prices, interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund’s investment objective, including to indirectly invest in or gain exposure to Credit investments. The Fund may also invest in certain other instruments or vehicles, such as master limited partnerships (“MLPs”) and high yield securities. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund’s Futures Commission Merchant, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC’s or the Prudential Regulators’ uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

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Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s Board, and comply with an outer limit on fund leverage risk based on value at risk.

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The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). Additionally, the Fund may acquire instruments which may be treated as commodity interests or invest in vehicles that hold commodity interests.

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Fund, have claimed relief from CPO registration pursuant to CFTC Regulation 4.5. Therefore, the Fund will not be subject to regulation as a commodity pool under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Fund. Pursuant to this exemption from registration, the Adviser will not be required to provide prospective investors with a CFTC compliant disclosure document, nor will the Adviser be required to provide investors with periodic account statements or certified annual reports that satisfy the requirements of CFTC rules applicable to registered CPOs. It is possible that the CFTC will adopt regulations or a regulatory position making the no-action relief and the exclusion referred to above unavailable to the Fund. In any case where the no-action relief and the exclusion are unavailable to the Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations may apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect the Fund’s total return.

Forward Foreign Currency Contracts. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

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The Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when the Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross-Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the CEA, non-deliverable forward transactions are not, and, thus, are subject to the CFTC’s regulatory framework applicable to swaps.

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The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

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The Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks, and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Futures Contracts and Options on Futures Contracts. Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

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The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Co-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

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The Fund may trade put and call options on securities, securities indexes and currencies, as the Adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, exchange-traded funds (“ETFs”) or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

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The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

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The Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

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Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement. The Fund will enter into swaps only with counterparties that the Adviser believe to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad -based stock indexes, and broad-based credit default swap indexes), regulated by the CFTC, and security-based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

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Highly Volatile Markets. The prices of derivative instruments, including swaps, futures and options, can be highly volatile. Price movements of swaps, forward, futures and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for the Adviser to liquidate positions and could thereby expose the Fund to losses.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Reverse Repurchase Agreements and Sale-Buybacks. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities. In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Investment Company Securities and Exchange-Traded Funds. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if: (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain registered investment companies, including ETFs, beyond the limits set forth in Section 12(d)(1)(A), subject to certain provisions of Section 12(d)(1), rules adopted by the SEC under Section 12 of the 1940 Act or terms and conditions set forth in a SEC exemptive order issued to such registered investment companies, including that such investment companies enter into an agreement with such registered investment companies.

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Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs which are in addition to the risks associated with registered investment companies generally.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believe that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

Master Limited Partnerships. The Fund may invest in equity securities of MLPs and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

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MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes.

Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).

Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

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High Yield Securities. High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

Oil and Gas Securities and Related Derivatives. The Fund may gain exposure to the energy sector by investing in energy-linked derivatives, oil and gas interest holding vehicles and common, preferred, convertible and debt securities of issuers in energy-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of energy assets. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in energy-related industries. It is anticipated that substantially all of the equity securities of issuers in energy-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

Money Market Instruments. The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Advisers deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the underlying funds in which the Fund invests may experience high rates of portfolio turnover. High rates of portfolio turnover in the underlying funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Non-Diversified Status. The Fund does not intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Because the Fund is “non-diversified” under the 1940 Act, it is not subject to any diversification requirements. Because the Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

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INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objectives.

The Fund’s investment objectives are described in the Prospectus. The Fund’s investment objectives are non-fundamental, and may be changed without shareholder approval. However, the Board must approve any changes to non-fundamental investment objectives.

Fundamental Investment Restrictions.

The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

1. The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that such limitation shall not apply to the Fund’s investments in the Crude Petroleum and Natural Gas Industry.

2. The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectuses), or the next business day if the 14th day is not a business day.

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In applying the Fund’s policy on concentration (i.e., investing more than 25% of its total assets in the securities of issuers primarily engaged in the same industry or group of industries) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1⁄3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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TRUSTEES AND OFFICERS OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of four individuals, one of whom is an “interested person” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Interested Trustees”) and three of whom are not deemed to be “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

William Ferri is the Chairman of the Board. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the chair of the Audit Committee, the chair of the Nominating and Governance Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

William Ferri may be deemed to be an interested person of the Trust by virtue of his senior management role at the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

The Board has established an independent Audit Committee, an independent Nominating and Governance Committee, and an independent Valuation Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.” The Valuation Committee has the authority to determine the value of the Fund’s portfolio securities under the methods established by the policies and procedures of the Fund. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry.

Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name and Year of Birth	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
			Interested Trustee
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer		Global Head of Asset Management Cantor (2022-present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund.
			Independent Trustees
Douglas Barnard Year of Birth: 1960	Independent Trustee		Director, Prophet Asset Management (manager of hedge funds) (2015-present); Director, CF Acquisition Corp Vl (listed SPAC) (2021-2022); CF Acquisition Corp VII (2022-present).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; CF Acquisition Corp VI (2021-2022); CF Acquisition Corp VII (2022-present).

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Name and Year of Birth[9]	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
Ramona Heine Year of Birth: 1977	Independent Trustee		Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; Coller Secondaries Private Equity Opportunities Fund (2023-present).
Louis Zurita Year of Birth: 1960	Independent Trustee		Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; GELX Future Holdings (2016-present); Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016-2021).
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer		Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a

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Name and Year of Birth[9]	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
	Secretary			n/a	n/a
Cory Gossard Year of Birth: 1972	Chief Compliance Officer		Director of Regulatory Compliance, PINE Advisor Solutions (2021-present); Chief Compliance Officer, SS&C ALPS (2014-2020).	n/a	n/a
Prince Kudolo Year of Birth: 1994	Assistant Secretary		Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2025-present); Associate, Freshfields Bruckhaus Deringer US LLP (2023-2025); Associate, Davis Polk & Wardell LLP (2019-2023).	n/a	n/a
Christine Palermo Year of Birth: 1976	Assistant Treasurer		Manager – Fund Administration, Ultimus Fund Solutions, LLC (2008-present).	n/a	n/a

[1]	Mr. Ferri may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Fund.

Board Committees

The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Valuation Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

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Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Independent Trustees. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. The Nominating and Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee meets to consider nominees as is necessary or appropriate. The Nominating and Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended December 31, 2025, the Nominating and Governance Committee held one (1) meeting.

Trustee Ownership

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Douglas Barnard	A	A
Ramona Heine	A	A
Louis Zurita	A	A
William Ferri	A	A

*	The “Family of Investment Companies” includes all series of Cantor Select Portfolios Trust, the Fund and the Cantor Fitzgerald Infrastructure Fund.

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Compensation

Each “non-interested” Trustee receives an annual retainer of $20,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

The table below details the amount of compensation the Trustees earned from the Trust during the fiscal year ended year ended December 31, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Directors
Independent Trustees
Douglas Barnard	$25,000	None	None	$50,000
Ramona Heine	$20,000	None	None	$40,000
Louis Zurita	$20,000	None	None	$40,000
Interested Trustee
William Ferri	None	None	None	None

*	The “Family of Investment Companies” includes all series of Cantor Select Portfolios Trust, the Fund and the Cantor Fitzgerald Infrastructure Fund.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT

Cantor Fitzgerald Energy Advisors, LLC

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”). The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of Cantor have significant experience managing interval funds and Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

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CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 79 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing alternative investment solutions and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts, opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

Lincoln.

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Investment Management Agreement. The Fund and the Adviser have entered into an Investment Management Agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Adviser provides the investment advisory services to the Fund.

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The Investment Management Agreement sets forth a standard of care pursuant to which the Adviser is responsible for performing services to the Fund, and also includes liability and indemnification provisions.

The continuance of the Investment Management Agreement after the first two (2) years must be specifically approved at least annually:

(i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and

(ii) by the vote of a majority of the Trustees who are not parties to such Investment Management Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Each Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to the Adviser under the Investment Management Agreements.

Administrator, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement between the Administrator and the Fund. For its services as administrator, transfer agent, and accounting agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund had not commenced operations and, therefore, had not paid any administration fees to the Administrator.

Distributor

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

As of the date of this SAI, the Fund had not commenced operations and, therefore, thus the Fund had not paid any underwriting fees or other compensation to the Distributor.

Legal Counsel.

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta GA 30309, acts as legal counsel to the Fund.

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Custodian.

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106.

Portfolio Management

Compensation. Messrs. Brede and McClaren are portfolio managers of the Fund, who are employees of one of the joint venture participants of the Adviser, Lincoln. Lincoln compensates its portfolio managers through an annual salary, equity participation and discretionary bonuses. Through the joint venture of the Adviser, its portfolio managers may receive additional compensation indirectly due to Lincoln’s equity interest in the Adviser. Messrs. Milner and Brim, also portfolio managers of the Fund, and are employed by Cantor, the parent of CFI, the other joint venture participant of the Adviser. Cantor compensates Messrs. Milner and Brim through an annual salary and a discretionary bonus. Messrs. Milner and Brim may also receive additional compensation indirectly due to CFI’s equity interest in the Adviser.

Ownership of Fund Shares. [As of the date of this SAI, the portfolio managers do not beneficially own any shares of the Fund.]

Other Accounts. As of March 31, 2026, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Craig Brede
Sean McClaren
John Brim
Chris Milner

Conflicts of Interests. The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Adviser and Sub-Adviser follow.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Participation in Investment Opportunities. Directors, principals, officers, employees and affiliates of the Adviser and Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or Sub-Adviser, or by the Adviser or Sub-Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

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CODE OF ETHICS

Each of the Fund, the Adviser, and the Fund’s Distributor, has adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel in their personal accounts. The Codes of Ethics permit covered personnel, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Covered personnel may engage in personal securities transactions, subject to certain restrictions, and are required to report their personal securities transactions for monitoring purposes. The Code of Ethics for the Adviser is included as an exhibit to the registration statement of which the Statement of Additional Information is incorporated. In addition, the Code of Ethics of the Adviser is available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of the Code of Ethics of the Adviser, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage and Research Services. The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities or other assets. Subject to any policy established by the Fund, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities or other assets. Many of the Fund’s investments in Oil and Gas Interests will not be investments in the types of securities or other assets that will be subject to the brokerage allocation and other practices described in this section. However, to the extent applicable, the Fund intends to execute portfolio transactions in Oil and Gas Interests in a manner consistent with the general principles described herein.

Portfolio securities or other assets normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, price, dealer spread or commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonably competitive prices in placing its orders, the Fund may not necessarily be paying the lowest price available.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research services”) from securities firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research services from securities firms with which the Adviser places the Fund’s portfolio transactions. These research services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such research services even though the receipt of such research services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research services provided by securities firms chosen by the Adviser to place the Fund’s transactions may be useful to the Advisers or its affiliates in providing services to other Cantor or Lincoln entities, although not all of these research services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research services provided to the Adviser or its affiliates by securities firms in connection with trades executed on behalf of other Cantor or Lincoln entities may be useful to the Adviser in managing the Fund, although not all of these research services may be necessarily useful and of value to the Adviser or its affiliates in managing such other Cantor or Lincoln entities. To the extent the Adviser or its affiliates use such research services, they will use them for the benefit of all Cantor or Lincoln entities, as applicable, to the extent reasonably practicable.

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Affiliated Brokerage.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17e-1 under the 1940 Act that places limitations on the securities transactions effected through the Distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

Portfolio Turnover. Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities or other assets by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities or other assets exclude all securities or other assets having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

Brokerage Commissions. The Fund is newly organized has not incurred any brokerage commissions.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

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Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2.00% of the proceeds. Generally, the Fund does not charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

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6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of less than 100 shares and who tender all of their shares for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

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Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current NAV per share shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment adviser, but shall continue to be responsible for monitoring the investment adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

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1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

a)	The frequency of trades and quotes for the security.

b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

c)	Dealer undertakings to make a market in the security.

d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer,

c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

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Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder. Any such involuntary repurchase will be made pursuant to Rule 23c-2 under the 1940 Act and the Trust’s Agreement and Declaration of Trust.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the proxy voting policies of the Adviser and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the designated party will abstain from voting. Copies of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending [ ] will be available (1) without charge, upon request, by calling the Fund toll-free at 855-9-CANTOR or on the Fund’s website at www.cantorenergyfund.com; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 855-9-CANTOR and will be sent within three business days of receipt of a request.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of [August 1, 2026], none of the Trustees and officers owned shares of the Fund. As of [August 1, 2026], the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Class S shares of the Fund are as follows:

Class S
Name and Address	Percentage Owned	Type of Ownership

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UHY LLP located at 201 Old Country Rd., Suite 205, Melville, NY 11747, is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

FINANCIAL STATEMENTS

 The Fund is newly organized. Financial information therefore is not yet available. The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s Annual Report, once issued, will be incorporated herein by reference in this SAI. Once available, incorporated materials not delivered with the SAI may be obtained, without charge, by calling (855) 9-CANTOR, by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or from the Fund’s website (http://www.cantorenergyfund.com).

The Predecessor Fund’s audited financial statements for the year ended December 31, 2025, are attached hereto as Appendix B. The financial statements of the Predecessor Fund have been audited by KPMG LLP, the independent auditor for the Predecessor Fund. Unaudited financial statements for the period ended March 31, 2026 for the Predecessor Fund are also attached hereto as Appendix C. The Fund's audited financial statements for the period ended March 31, 2026 are attached hereto as Appendix D. The financial statements of the Fund have been audited by UHY LLP, the independent auditor for the Fund.

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APPENDIX A

[Placeholder for Proxy Voting Policy]

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Appendix B

Del Rio Royalty Company II, LLC

Financial Report
December 31, 2025

Del Rio Royalty Company II, LLC

Contents

Independent Auditors' Report	1-2
Financial Statements
Statement of Assets, Liabilities, and Members' Capital	3
Schedule of Investments	4
Statement of Operations	5
Statement of Changes in Members' Capital	6
Statement of Cash Flows	7
Notes to Financial Statements	8-14

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Independent Auditors’ Report

To the Members

Del Rio Royalty Company II, LLC:

Opinion

We have audited the financial statements of Del Rio Royalty Company II, LLC (the Company), which comprise the statement of assets, liabilities, and members’ capital, including the schedule of investments, as of December 31, 2025, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations, changes in its members’ capital, and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Other Matter

The financial statements of the Company as of and for the year ended December 31, 2024 were audited by another auditor, who expressed an unmodified opinion on those statements on May 1, 2025.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Columbus, Ohio
April 30, 2026

2

Del Rio Royalty Company II, LLC

Statement of Assets, Liabilities, and Members' Capital

As of December 31, 2025
Assets
Investments, at fair value (cost $83,612,939)	$68,695,685
Cash	163,967
Net royalty and working Interest income receivable	6,292,250
Derivative asset	1,581,205
Total assets	$76,733,107
Liabilities and Members' Capital
Accounts payable and other liabilities	$2,955,709
Long-term debt, net	17,594,166
Total liabilities	20,549,875
Members' capital	56,183,232
Total liabilities and members' capital	$76,733,107

See notes to financial statements.	3

Del Rio Royalty Company II, LLC

Schedule of Investments

			December 31, 2025
Description of Investment	Cost	Fair Value	Percentage of Members' Capital
Oil and gas royalty interests
Anadarko	129.710	$162,127	0.3%
Delaware	5,207.691	4,463.747	7.9%
Midcon			0.0%
Total oil and gas royalty interests	5,337,401	4,625,874	8.2%
Oil and gas working interests
Anadarko	19,980,493	12,667.930	22.5%
Appalachian	7,755,086	15,482,907	27.6%
Ark-La-Tx	7,618.983	5,855.835	10.4%
Arkoma	260,812	119.053	0.2%
Delaware	1,692.858	3,812,774	6.8%
Denver-Julesburg	13,359.344	11.203,308	19.9%
Fort Worth	6,879,144	2.983.445	5.3%
Midcon	2,433,318	2.941.004	5.2%
Midland	2,243.045	1,134,642	2.0%
Permian Other	13,414	23,065	0.0%
Powder River	1,414.017	693,405	1,2%
San Juan	19,950	(16,151)	0.0%
Western Gulf	26.745	(39,908)	-0.1%
Williston	14.578.327	7,208,502	12.8%
Total oil and gas working interests	78,275,538	64,069,811	114.0%

Total Investments, at fair value	83,612.939	$68,695,685	122.3%

See notes to financial statements.	4

Del Rio Royalty Company II, LLC

Statement of Operations

Year Ended December 31, 2025
Net royalty and working interest income	27.594,510
Other income	29,022
Total Investment income	27.623.532
Management fee	719.246
General and administrative expense	514.892
Interest expense	2.466.750
Other expenses	384,957
Total operating expenses	4.085.845
Net investment income	23,537,687
Net realized gain on investments	2.742.664
Net realized gain (loss) on derivative instruments	3,430.282
Change in unrealized gain (loss) on investments	(17.849.619)
Change in unrealized gain (loss) on derivative instruments	410.482
Net realized and unrealized gain (loss) on investments and derivatives	$(11.266.191)
Net income	12.271.496

See notes to financial statements.	5

Del Rio Royalty Company II, LLC

Statement of Changes in Members' Capital

	Year Ended December 31, 2025
	Carry Member	Members' Capital	Total Members' Capital
Balance - January 1, 2025	8,317,057	44,594,679	52,911,736
Net income	—	12,271,496	12,271,496
Distributions	—	(9,000,000)	(9,000,000)
Carried interest	3,067,876	(3,067,876)	—
Balance - December 31, 2025	$11,384,933	$44,798,299	$56,183,232

See notes to financial statements.	6

Del Rio Royalty Company II, LLC

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES	For the Year Ended December 31, 2025
Net income	$12,271,496
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of debt issuance costs	88,775
Change in unrealized gain (loss) on investments	17,849,619
Change in unrealized gain (loss) on derivative instruments	(410,482)
Proceeds from sale of investments	3,822.519
Realized (gain) on investments	(2,742,664)
Purchase of investments	(8,175,102)
Change in operating assets and liabilities Net royalty and working interest income receivable	3,100,301
Accounts payable and other liabilities	84.891
Net cash provided by operating activities	25,889,353
CASH FLOWS FROM FINANCING ACTIVITIES Debt borrowings	30,040.000
Debt repayments	(46,830,000)
Debt reissuance costs	(86,000)
Capital distributions	(9,000.000)
Net cash (used) in financing activities	(25,876.000)
NET CHANGE IN CASH	13.353
CASH, beginning of year	150.614
CASH, end of year	$163,967
Supplemental Disclosures of Cash Flow Information Cash paid for interest	2.380.801

See notes to financial statements.	7

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 1 - Nature of Business

Del Rio Royalty Company II, LLC (the "Company"), a Colorado limited liability company, was formed on January 10, 2022 for the primary purpose of the acquisition of oil and gas properties in the continental United States of America. The Company amended and restated its operating agreement on April 26, 2026. As an LLC, the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution.

The Company shall continue in existence until it is liquidated or dissolved under the terms of the Amended Limited Liability Company Agreement (the LLC Agreement), or January 16, 2030, unless extended by the Manager for up to two additional consecutive two-year periods.

The Manager of the Company (the “Manager”) is LEH II Management, LLC. The Manager has exclusive and complete authority and discretion to manage the operations and affairs of the Company and to make all decisions regarding the business of the Company.

Note 2 - Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The Company is an investment company and has applied the guidance in ASC 946, Financial Services - Investment Companies, in the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions during the reporting period. Actual results could differ from those estimates.

Cash

The Company maintains cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation (FDIC). From time to time the Company did have uninsured balances which exceeded FDIC-insured limits. The Company has not experienced any losses related to such balances.

Portfolio Amortization

Oil and gas properties are recorded at cost when assets are acquired. The cost is adjusted periodically using the units of production method which amortizes the cost basis based on an asset’s actual and anticipated production. Amortization of the cost basis on producing properties is determined using estimates of oil and gas reserves. There are numerous uncertainties in estimating the quantity of reserves and in projecting the future rates of production and timing of development expenditures.

8

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 2 - Significant Accounting Policies (continued)

Fair Value Measurements

Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provide a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. Under the provisions of fair value measurements, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

At each measurement date, the Company reviews the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions in the investment's principal market. Ongoing reviews by the Company are based on an assessment of factors in the underlying holdings of the investments, which include the type of oil and gas interest, estimated future revenues, expenses, discount factors, commodity prices, and production rates.

Fair value measurements establish a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Manager's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets in active markets and other inputs, such as interest rates and yield curves, that are observable at commonly quoted intervals.

Level 3

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management's own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

In instances where inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. The Company’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset.

9

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 2 - Significant Accounting Policies (continued)

Income Taxes

Pursuant to provisions of the Internal Revenue Code, the Company has elected to be taxed as a partnership. Generally, the Company's income is not subject to federal income taxes at the Company level; rather, participants are required to report a pro rata share of the Company's taxable income or loss in their personal tax returns, irrespective of whether distributions have been paid. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. No uncertain tax positions existed at December 31, 2025.

Investment Income

Investment purchases and sales are accounted for on the trade date. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Investment income is recorded under the cash receipts approach as directly received from the operator’s statement accompanying the revenue check. Since revenue checks are generally received one to two months after the production month, the Company accrues for revenue earned but not received by estimated production volumes and product prices. The difference between the Company’s estimates and the actual amounts received for oil, natural gas, and NGL sales is recorded in the month that payment is received from the operator. The Company’s working and royalty interests represent the right to receive income from the producer once production and delivery has occurred, at which point, payment is unconditional.

Unrealized Gains and Losses

Unrealized gains and losses on investments are recorded as a component of net income. When changes in the value of investments are realized, they are allocated to the members in accordance with the Company's operating agreement. The values assigned to investments in royalty and working interests in the accompanying financial statements include unrealized gains and losses.

Subsequent Events

The financial statements and related disclosures include evaluation of events up through and including April 30, 2026, which is the date the financial statements were available to be issued.

In 2026 Del Rio Holdings, LLC contributed its assets and liabilities to the Company in exchange for equity in the Company.

In 2026, the manager and its members approved a tax-free reorganization in which the Company and all of its assets and liabilities are merged into a Delaware statutory trust known as the Cantor Fitzgerald Energy Fund. In connection with the reorganization, interests in the Company will be exchanged for interests in the Cantor Fitzgerald Energy Fund.

10

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 3 - Fair Value Measurements

The Company’s assets measured at fair value on a recurring basis were all considered to be Level 3 assets with significant unobservable inputs and had a fair value of $68.7 million at December 31, 2025.

Changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2025 are as follows:

Total
Balance at January 1, 2025	$79,450,057
Change in unrealized gain (loss) on investments	(17,849,619)
Sale of investments measured at fair value	(3,822,519)
Net realized gain from sale of investments	2,742,664
Purchase of investments	8,175,102
Balance at December 31, 2025	$68,695,685

There were no transfers between levels during the year ended December 31, 2025.

Both observable and unobservable inputs may be used to determine the fair value of positions classified as Level 3 assets. As a result, the unrealized gains and losses for these assets presented in the tables above may include changes in fair value that were attributable to both observable and unobservable inputs.

The following table summarizes the valuation methods and inputs used to determine fair value at December 31, 2025 for assets measured at fair value on a recurring basis using unobservable inputs (Level 3 inputs).

11

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 4 - Commodity Derivative Instruments

The Company periodically enters into derivative instrument arrangements. The Company uses commodity derivative instruments to manage its exposure to oil and gas price volatility. When commodity derivative instruments are settled, the Company recognizes gains and losses investment income. Commodity derivative cash flows are reported as cash flows from operating activities in the Statement of Cash Flows. During the year ended December 31, 2025, the Company entered into crude and natural gas swaps, which resulted in a realized gain of $3.4 million.

The Company believes that the valuation methods utilized are appropriate and consistent with the fair value standards and other market participants. All the significant inputs are observable, either directly or indirectly; therefore, the Company's commodity derivative instruments are included within Level 2 of the fair value hierarchy.

As of December 31, 2025, the Company has natural gas swap agreements for a total of 1,470,000 MMBtu at a volume-weighted average price of $3.91 per MMBtu; natural gas collar agreements for 885,000 MMBtu with a volume-weighted average floor price of $4.10 and ceiling price of $5.35; natural gas 3-way agreements for 175,000 MMBtu with a volume-weighted average floor of $4.18, ceiling of $5.75 and a sold put at $2.86 and oil swap agreements for a total of 147,000 bbl at a volume-weighted average price of $63.05 per bbl covering future periods beyond December 31, 2025. As of December 31, 2025, the unrealized gain attributed to open contracts is included within the derivative asset on the Statement of Assets, Liabilities, and Members' Capital.

During the year ended December 31, 2025, the Company maintained derivative positions with an average monthly notional of: 145,000 MMBtu per month through natural gas swaps (total notional of 1,450,000 MMBtu across 10 months); 155,000 MMBtu per month through natural gas collars (total notional of 310,000 MMBtu across 2 months); 25,000 MMBtu per month through natural gas 3-ways (total notional of 50,000 MMBtu across 2 months); 19,333 bbl per month through crude oil swaps (total notional of 232,000 bbl across 12 months).

Note 5 - Debt

In May 2022, the Company entered into a credit agreement with UMB Bank with a maximum commitment of $25,000,000 (the "Credit Agreement") and a maturity date of May 6, 2025. The borrowing base is redetermined semiannually and was amended in May 2024 from $25 million to $43 million and decreased the Minimum Commitment Reduction (“MCR”) to $0 commencing on May 30, 2024. The borrowing base is redetermined semiannually and was amended in May 2025 from $43 million to $50 million and decreased the Minimum Commitment Reduction (“MCR”) to $0 commencing on May 30, 2026. Amounts borrowed bear interest at the prime rate plus 1.0 percent. At December 31, 2025, the credit facility bore an interest rate of 7.75 percent. The Credit Agreement contains financial covenants requiring minimum current and EBITDAX ratios. As of December 31, 2025, the Company was in compliance with its financial covenants. The Credit Agreement contains restrictive covenants, including the limitation of paying distributions and additional indebtedness. The Credit Agreement is collateralized by producing oil and gas properties of the Company.

As of December 31, 2025, the outstanding balance on the revolving credit facility was $17.63 million. The average interest rate was 8.33%.

Total debt redetermination costs incurred during the year ended December 31, 2025 were $86,000. Previous debt issuance costs are amortized on a straight-line basis over the life of the loan. Debt issuance costs and amortization expense recognized for the year ended December 31, 2025, was $88,775 and is included in interest expense and the Statement of Operations.

12

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 6 - Members' Capital

The Company was formed pursuant to a limited liability company agreement effective January 10, 2022

(the "Agreement"). Ownership interest in the form of Class A and Class B units were established.

The Class A units are intended to be profit units and are issued to the Class A member, in consideration of services rendered and to be rendered by the Manager. Class A units are held by LEH II Promote, LLC. Class A units have no voting rights and are not subject to vesting. As of December 31, 2025, 100 Class A units have been issued and have no value assigned to them. As of December 31, 2025, 32.4 million Class B units are issued and outstanding with an aggregate value of $42.6 million. No units were issued in 2025.

The Class B units are intended to be a class of capital interests. Each member is entitled to one vote per Class B unit that it holds with respect to any votable manner. 100% of the committed capital has been received as of December 31, 2025.

By the terms of the LLC Agreement, cash or other property of the Company may be distributed by the Manager at any time in the sole and absolute discretion of the Manager. In accordance with the Company’s Operating Agreement, distribution priority is made in the following order:

(1.) First, to the members (other than the Class A member) until each member’s (other than the Class A Member) Hurdle, defined as 8% per the LLC Agreement, is met;

(2.) Second, 100% to the Class A member until the Class A member has received distributions which equal 25% of the sum of (i) the total IRR Hurdle amount distributed.

(3.) Third, 75% to the members (other than the Class A member) and 25% to the Class A Member. The Company made two distributions totaling $9 million for the year ended December 31, 2025.

Note 7 - Management Fees - Related Party

Certain members are related parties to LEH II Management, LLC. The Company receives management services from LEH II under the LLC Agreement, LEH II provides management services, including office space, software, and employment of all employees. The Operating Agreement provides for a management fee to be paid monthly to the Manager at a rate of 1 percent of the Company's most recent gross asset value, as defined in the Agreement, divided by 12. For the year ended December 31, 2025, the Company recorded $719,246 in management fees. No management fees were waived by LEH II during the year ended December 31, 2025.

Certain expenses of the Company may initially be invoiced to LEH II. Subsequently, those amounts are charged to the Company in accordance with the LLC Agreement. In 2025, the Company reimbursed LEH II Management $0 for out-of-pocket expenses.

In December 2025 the Company engaged in a like-kind exchange with Del Rio Royalty Company III, LLC and Del Rio Royalty Company III SC, LLC, which are both managed by LEH II Management LLC. Non-producing leasehold assets were exchanged for producing leasehold assets. The total fair market value exchanged was $6.68 million. The exchange was arms-length and the boards for all three entities approved this transaction. There was no gain or loss recognized with this transaction.

13

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 8 - Financial Highlights

The following represents the ratios to average Members' Capital, excluding the Carry Member, and other financial highlight information for the year ended December 31, 2025:

The net investment income ratio iis computed using the ratio of the net investment income for the year to the average members’ equity during the year. Net investment income, as defined, excludes realized and unrealized gains and losses.

The internal rate of return since inception of the members' interests was computed based on the annual cash inflows (capital contributions) and outflows (capital distributions) and the net assets at the end of the period (residual value) of the members' capital as of each measurement date. These financial highlights may also not be indicative of the future performance of the Company.

See notes to financial statements.	14

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Statement of Operations

Net royalty and working interest income	$9,413,413
Other income	1,330,024
Total investment income	$10,743,437

Management fee	$215,853
General and administrative expense	14,222
Interest expense	376,537
Other expenses	184,214
Total operating expenses	790,826

Net investment income	$9,952,611

Net realized loss on investments	(1,837,615)
Net realized gain (loss) on derivative instruments	(533,379)
Change in unrealized gain (loss) on investments	17,619,289
Change in unrealized (loss) gain on derivative instruments	(3,968,460)
Net realized and unrealized gain (loss) on investments and derivatives	$11,279,835

Net income	$21,232,446

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Statement of Assets, Liabilities, and Members' Capital

Assets
Investments, at fair value	$98,619,287
Cash	918,113
Net royalty and working interest income receivable	8,305,564
Total assets	$107,842,964

Liabilities and Members' Capital
Accounts payable and other liabilities	$5,784,974
Long-term debt, net	15,817,331
Derivative liability	2,387,254
Total liabilities	23,989,559

Members' capital	$83,853,405

Total liabilities and members' capital	$107,842,964

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Description of Investment	Cost	Fair Value	Percentage of Members' Capital

Oil and gas royalty interests
Anadarko	$220,268	$765,702	0.9%
Appalachian	27,557	251,798	0.3%
Ardmore	63,119	221,457	0.3%
Ark-La-Tx	248,510	285,857	0.3%
Arkoma	33	1,623	0.0%
Delaware	5,102,830	5,008,892	6.0%
Denver-Julesburg	257,374	584,239	0.7%
Marietta	86,306	123,049	0.1%
Midcon	3,985	93,340	0.1%
Powder River	13,615	29,369	0.0%
Williston	14,275	20,236	0.0%

Total oil and gas royalty interests	6,037,873	7,385,562	8.8%

Oil and gas working interests
Anadarko	13,721,654	10,422,315	12.4%
Appalachian	8,316,791	24,263,457	28.9%
Ark-La-Tx	7,935,729	6,597,248	7.9%
Arkoma	255,195	119,284	0.1%
Delaware	1,620,208	4,902,313	5.8%
Denver-Julesburg	16,179,339	18,138,024	21.6%
Fort Worth	6,779,599	3,194,211	3.8%
Marietta	152,365	651,986	0.8%
Midcon	2,685,600	3,773,945	4.5%
Midland	2,608,319	1,920,655	2.3%
Permian Other	13,432	31,380	0.0%
Powder River	2,058,877	957,852	1.1%
San Juan	19,024	(11,480)	0.0%
Western Gulf	25,560	(75,688)	-0.1%
Williston	17,836,414	16,348,223	19.5%
Total oil and gas working interests	80,208,109	91,233,725	108.8%

Total Investments, at fair value	$86,245,982	$98,619,287	117.6%

 Appendix D

CANTOR FITZGERALD ENERGY FUND

Financial Statements

March 31, 2026

Page
Financial Statements
Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Notes to the Financial Statements	4

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Cantor Fitzgerald Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Cantor Fitzgerald Energy Fund (the “Fund”), as of March 31, 2026, the related statement of operations for the period from September 20, 2024 (organization) to March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of operations for the period September 20, 2024 (organization) to March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion on the Financial Statements

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Fund’s auditor since 2026.

Melville, New York

July 29, 2026

1

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS

Cash	$100,000
Deferred Offering Costs	483,490
Due from Advisor	12,088
Total Assets	595,578

LIABILITIES

Accrued Offering Costs (See Note 2)	483,490
Accrued Organizational Expenses	12,088
Total Liabilities	495,578

Commitments and Contingencies (See Note 3)

NET ASSETS	$100,000

At March 31, 2026, the components of net assets were as follows:

Paid-in capital	$100,000
Net Assets – Class S	$100,000

Class S Shares:
Shares of beneficial interest outstanding ($0.01 par value)	10,000
(Unlimited number of shares authorized)

Net asset value and maximum offering price per share	$10.00

See notes to financial statements.

2

STATEMENT OF OPERATIONS

For the Period September 20, 2024* through March 31, 2026

EXPENSES
Organizational expenses	$12,088
Less: Reimbursement from Advisor	12,088
Total Expenses	$-

NET INVESTMENT INCOME (LOSS)	$-

*	Organization date.

See notes to financial statements.

3

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

(1) ORGANIZATION

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

The Fund was organized as a Delaware statutory trust on September 20, 2024, and has not begun operations as of the date of these financials.

The Fund plans to acquire all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that will merge into the Fund, in a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund will be exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) will have served as the manager to the Predecessor Fund and will be one of the joint venture partners of the investment adviser to the Fund.

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between Cantor Fitzgerald Investors, LLC (“CFI”) and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund.

The Fund will engage in a continuous offering of Class S shares of beneficial interest and will operate as an interval fund that will offer to make quarterly repurchases of no less than 5% of its outstanding shares at the then outstanding net asset value (“NAV”). The Fund’s initial offering price will be $10.00 per share. The Advisor purchased the initial shares of Class S at $10.00 per share on March 16, 2026. The Fund intends to also offer Class A, C and I shares.

The Fund’s investment objective is to maximize risk-adjusted total return, with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States.

(2) SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies". A statement of changes in net assets, cash flows, and financial highlights have not been presented because the Fund has not commenced operations. The financial statements are expressed in U.S. Dollars.

4

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

Organizational and Offering Costs

Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12-month period using the straight-line method.

As of March 31, 2026, the Fund had incurred $12,088 in organizational costs and $483,490 in deferred offering costs. All organizational and offering costs incurred by the Fund in connection with its offering are subject to the expense agreement described under Note 3. As described in the expense agreement, the Advisor is responsible for covering organizational and deferred offering costs through the first two years of the Fund’s life, depending on the Class of Shares as follows: Class A, 3.25%; Class C, 4.00%; Class S and Class I, 3.0%. In year three, the Fund is obligated to pay the Advisor back for all accrued organizational and deferred offering costs. As of March 31, 2026, $495,578 is payable to the Advisor for offering and organizational costs paid in advance of the commencement of operations.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Income Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing at least 90% of its investment company taxable income to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. There can be no assurance that the Fund will pay distributions to shareholders at any rate. The Fund is required to comply with applicable diversification and income requirements on a quarterly and annual basis. The Fund accounts for income taxes in conformity with ASC Topic 740 – Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. There were no material uncertain income tax positions as of March 31, 2026.

Dividends and Distributions to Shareholders

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year to reflect net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. All or a portion of a distribution may consist of a return of capital.

Cash and Cash Equivalents

The Fund considers highly liquid short-term interest-bearing investments with original maturities of three months or less and other investments readily convertible into cash to be cash equivalents. The cash on the Statement of Assets and Liabilities represents amounts held with a financial institution.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Share Valuation

The NAV per share of an applicable class of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund’s shares will be offered at NAV.

5

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

(3) INVESTMENT ADVISOR AND RELATED PARTIES

Pursuant to an advisory agreement between the Advisor and the Fund, the Fund has agreed to pay the Advisor an annual fee, payable monthly, in an amount equal to 2.25% of the average daily value of the Fund's net assets (the “Management Fee”).

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.00%, 3.00%, 3.25% and 4.00% per annum of the Fund’s average daily net assets attributable to Class S, I, A and C shares, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until March 31, 2027, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After March 31, 2027, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. The Advisor has reimbursed $0 of expenses to the Fund which may be subject to recoupment based on the terms described above.

As of March 31, 2026, no management fees had been incurred by or paid to the Advisor by the Fund. Management fees will not be incurred or paid to the Advisor until the completion of the Reorganization.

Shareholder Service Expenses - Class S shares are not subject to shareholder servicing expenses.

Distributor ‒ Ultimus Fund Distributors, LLC, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

(4) REPURCHASE OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund. Shareholders will receive written notice at least 21 days and no more than 42 days in advance of the deadline to submit a repurchase request (the "Repurchase Request Deadline"). The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

6

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

(5) OTHER AGREEMENTS

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”) provides administration, fund accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Administrator and the Fund. For its services as administrator and transfer agent and its accounting services, the Fund pays the Administrator a fee based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month, subject to certain minimums.

Legal Counsel

DLA Piper LLP serves as legal counsel to the Trust.

Custodian

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

(6) CAPITAL SHARES

In order to provide the Fund with the initial capital required pursuant to Section 14 of the Investment Company Act of 1940, as amended, an initial contribution of $100,000 has been made in exchange for 10,000 shares of beneficial interest in the Fund.

(7) SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

7

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated [____], 2026

PROSPECTUS

CANTOR FITZGERALD ENERGY FUND

Class A Shares (CNRAX ) and Class C Shares (CNRCX) of Beneficial Interest

$2,500 minimum purchase for regular accounts

$1,000 minimum purchase for retirement plan accounts

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

Interval Fund Structure. As an “interval fund,” the Fund is designed primarily for long-term investors and not as a trading vehicle. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund will make quarterly offers to repurchase an amount not less than 5% and not more than 25% of the Fund’s outstanding shares of beneficial interest at net asset value (“NAV”), according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. Quarterly repurchases will occur in the months of March, June, September, and December. The Fund expects to make its initial repurchase offer in [March 2027]. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to seek to provide liquidity to shareholders, you should consider the shares to be illiquid. See “Risks — Repurchase Offers Risks.” The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. The Fund’s investment objective is to maximize risk-adjusted total return, with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through domestic wholly-owned subsidiaries; entities in which the Fund will co-invest solely alongside unaffiliated third-party investors; non-U.S. wholly-owned subsidiaries; and entities in which the Fund will co-invest alongside affiliates of the Fund, including affiliates of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC and LEH II Management LLC) (the “Co-Investment Entities”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser.

The Fund will typically gain indirect exposure to its Oil and Gas Interests by investing in Oil and Gas Companies. The Fund defines an Oil and Gas Company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, enhancement, or operation of energy related assets or the provision of services to companies engaged in such activities. In selecting each Oil and Gas Company, the Fund will use a multi-step investment process that is intended to complement the portion of the portfolio of the Fund that is invested directly in Oil and Gas Interests.

Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.

●	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop.

●	You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

●	Even though the Fund will offer to repurchase Shares on a quarterly basis, subject to the limitations described herein, you should consider Shares of the Fund to be an illiquid investment. There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

●	The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

●	There is no assurance that distributions paid by the Fund will be maintained at a certain level or that distributions will be paid at all.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

●	Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75% of the offering price. You will have to receive a total return at least in excess of these expenses to receive an actual return on your investment.

●	The Fund may utilize borrowings and financial leverage and assume significant risks as a result. See “Risk Factors − Leverage Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Shares, and retain it for future reference. The Fund’s Statement of Additional Information (“SAI”) dated [                 ], as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page      of this Prospectus, annual and semi-annual reports to Shareholders when available, and other information about the Fund, and make Shareholder inquiries by calling (855) 9-CANTOR, by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or from the Fund’s website (http://www.cantorenergyfund.com). Please note that the information contained in the Fund’s website, whether currently posted or posted in the future, is not part of this Prospectus or the documents incorporated by reference in this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

Shares. This prospectus (the “Prospectus”) applies to the offering of Class A and Class C Shares of beneficial interest of the Fund (the “Shares”). See “Plan of Distribution.” The Shares will be continuously offered at NAV as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. During this continuous offering, the Fund is offering to sell Shares through Ultimus Fund Distributors, LLC (the “Distributor”), under the terms of this Prospectus, an unlimited number of Shares of beneficial interest at net asset value plus any applicable sales load. The maximum sales load is 5.75% of the offering price for Class A shares, while Class C shares are not subject to a sales load. The minimum initial investment by a shareholder for Class A and Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments in Class A and Class C shares may be made with at least $100 for regular accounts and $50 for retirement plan accounts. The Fund reserves the right to waive investment minimums. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. Moreover, the Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Agreement and Declaration of Trust of the Fund (as amended and restated from time to time, the “Declaration of Trust”). During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus any applicable sales load. See “Plan of Distribution.”

Share Class	Offering Price	Maximum Sales Load	Proceeds to the Fund
Class A	$25.00	5.75%	$ amount invested at current NAV
Class C	$25.00	None	$ amount invested at current NAV

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [             ], 2026.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary and highlights information contained elsewhere in this Prospectus. It does not contain all of the information that may be important to you and your investment decision. You should carefully read this entire Prospectus, including the matters set forth under “Risk Factors,” and the Statement of Additional Information (the “SAI”). In this Prospectus and the SAI, unless the context otherwise requires, references to “the Fund,” “we,” “us” and “our” refer to Cantor Fitzgerald Energy Fund.

The Fund

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares (“Shares”) at that class of Shares’ net asset value (NAV”), which will be calculated on a daily basis. The Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit www.cantorenergyfund.com or call the Fund at (855) 9-CANTOR.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund have no history of public trading, nor is it intended that such Shares will be listed on a public securities exchange, and therefore an investment in Shares should be treated by investors as an illiquid investment (see “Risk Factors” below). The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free reorganization on or about [August 1, 2026] (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund were exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and is one of the joint venture partners of the investment adviser to the Fund.

Investment Objective

The Fund’s investment objective is to seek to maximize risk-adjusted total return, with an emphasis on current income. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

1

Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

●	“Domestic Wholly-Owned Entities” are wholly-owned subsidiaries of the Fund organized under the laws of the United States.

●	“Joint Venture Entities” are entities in which the Fund will co-invest solely alongside unaffiliated third-party investors. The Fund may own a majority or minority interest in any particular Joint Venture Entity.

●	“Offshore Subsidiaries” are wholly-owned subsidiaries of the Fund organized in the Cayman Islands or other non-U.S. jurisdiction.

●	“Co-Investment Entities” are entities in which the Fund will co-invest alongside affiliates of the Fund, including those of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. The Fund may own a majority or minority interest in any particular Co-Investment Entity.

The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more Offshore Subsidiaries. The Fund may allocate up to 25% of its assets to the Offshore Subsidiaries, which have the same investment objective as the Fund, and are intended to provide the Fund with exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the Code that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Adviser will act as the investment adviser to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Adviser intends to comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries. Offshore Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund.

2

Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

●	Developed – The majority of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

●	Near-Term Development – A portion of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to developed investments but are also subject to additional risks.

All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated,” meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests. The Fund will not invest in any working Oil and Gas Interests directly. The potential benefit of non-operated Oil and Gas Interests as compared to operated interests, in the context of the Fund, are as follows:

●	Reduced Operational Responsibility – Non-operated interests relieve the Fund from managing day-to-day operations, such as drilling, production, maintenance, and regulatory compliance. The operator handles these tasks, allowing the Adviser to focus on investment strategy and portfolio management.

●	Lower Capital and Administrative Burden – Non-operators typically contribute capital for their share of costs of drilling, producing and maintaining wells, but avoid the upfront investment in infrastructure or personnel required to operate assets. Administrative tasks like permitting, land management, reporting, and royalty payment processing are handled by the operator.

●	Diversification Opportunities – Non-operated interests allow the Fund to spread capital across multiple projects, basins, and operators, reducing exposure to any single asset’s operational, geological, or regulatory risks. Operated interests often require significant capital concentration in fewer assets, limiting diversification.

●	Access to Expertise and Scale – Non-operators can partner with experienced operators who have technical expertise, established relationships with service providers, and economies of scale, potentially improving project efficiency and cost-effectiveness. The Fund benefits from the operator’s knowledge of local geology or regulatory environments without the Adviser needing to develop that expertise internally across all states and basins.

●	Flexibility in Investment Strategy – Non-operated interests provide greater flexibility to enter or exit investments through joint ventures or partial interest sales, while operated interests often involve long-term obligations to manage assets, limiting liquidity and strategic agility.

●	Mitigated Liability Exposure – Non-operators typically face less direct liability for environmental, safety, or regulatory issues, as the operator assumes primary responsibility for compliance and incident management, and while non-operators still share financial liability proportional to their interest, the operator’s role as the primary responsible party can reduce legal and reputational risks.

3

The following provides additional details on the types of Oil and Gas Interests in which the Fund principally invests:

●	Non-Operated Working Interests – A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated,” it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. The operator is responsible for overseeing the fieldwork and reporting to other interest holders.

●	Mineral Interests – A mineral interest is the present ownership of the oil and gas in a particular place, which is typically considered an interest in real property. The primary characteristic of a mineral interest is the right to enter the land to explore, drill, produce and otherwise carry on mining activities.

●	Royalty Interests – A royalty interest generally refers to a lessor’s share in the production of oil and gas, free of the expenses of production.

●	Overriding Royalty Interests – An ORRI is a fractional or percentage interest in the production of oil and gas, but without bearing any of the costs associated with drilling, development, or production. An ORRI is similar to a royalty interest reserved by the lessor, but instead it is created out of the lessee’s share of oil and gas (i.e., the party responsible for the operational costs) and is typically set as a percentage of the gross production.

Oil and Gas Companies

When investing in Oil and Gas Companies, the Adviser will: (i) seek to construct the portfolio with securities that it believes will benefit from growing global energy demand and economic growth; (ii) seek to position the Fund in securities of issuers operating in the energy industry, including upstream exploration and production companies, midstream transport and storage operators, and downstream refiners; and (iii) seek to capitalize on recent and ongoing global macroeconomic, geopolitical, and energy market trends. The securities in the Fund are expected to be denominated in U.S. dollars but may have international exposures in terms of geographies, currencies as well as customers and supply chains. The allocation of the Fund’s portfolio that is invested in public securities is based on qualitative and quantitative fundamental analysis of macroeconomic conditions, including commodity price dynamics, inflation, market conditions, historical performance, relative valuations and volatility, political and regulatory developments, and other relevant factors, as well as fundamental analysis of each potential investment. The Adviser may invest in publicly traded energy companies, including refiners and upstream producers, that offer differentiated exposure to the energy sector and may help mitigate the impact of commodity price volatility on the Fund’s private portfolio assets.

The Fund generally relies on the Global Industry Classification Standard (“GICS”) published by Standard & Poor’s (“S&P”), as it may be amended from time to time, in determining whether an issuer is an Oil and Gas Company. S&P classifies companies quantitatively and qualitatively. Each company is assigned a single GICS classification according to its principal business activity. S&P uses revenues as a key factor in determining a firm’s principal business activity. Earnings and market, however, are also recognized as important and relevant information for classification purposes.

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In deciding which publicly traded equity and equity-related securities to buy, the Adviser employs a combination of quantitative and qualitative analyses that seeks to identify high quality, reasonably valued companies within the Energy sector. As part of its assessment, the investment team considers cash flow generation, balance sheet strength, earning quality, valuation relative to industry peers, and other factors deemed relevant by the Adviser. The degree of liquidity of each security considered for purchase also is considered by the Adviser.

The Fund’s investments in Oil and Gas Companies also may include equity and equity-related securities, including common stocks and exchange traded funds. The Fund also may invest in income-producing securities, which may include corporate bonds and asset-backed securities. Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated.

The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

Investment Adviser

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between CFI and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 80 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure energy and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing alternative investment solutions and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts (“DSTs”) qualified opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

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Lincoln

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is entitled to receive a monthly management fee at the annual rate of 2.25% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.25% and 4.00% per annum of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively (the “Expense Limitation”) for an initial two-year period. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until [August 1], 2028, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. Pursuant to a separate Management Fee Waiver, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class A and Class C shares until [August 1], 2027 unless the Adviser and the Board approve its continuation. After [August 1], 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund.”

Administration, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent, and Accounting Agent. For its services as Administrator, Transfer Agent, and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

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Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Distribution Fees

Class C shares will pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Closed-End Fund Structure

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. Unlike many closed-end funds, however, the Shares will not be listed on an exchange. Instead, the Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Shares (at least, and typically expected to be, 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows. See “Quarterly Repurchases of Shares.”

Share Classes

This Prospectus relates to Class A and Class C Shares only. In addition to Class A and Class C Shares, the Fund also offers Class S and Class I Shares, which are subject to different fees, expenses and investment minimums in separate Prospectuses. To the extent the Fund offers additional classes of Shares in the future, each class of Shares will be subject to different fees and expenses. The Fund and the Adviser are eligible to rely on exemptive relief previously granted by the SEC to an affiliate of CFI (Cantor Fitzgerald Infrastructure Fund and Cantor Fitzgerald Investment Advisors, L.P. (Investment Company Release NO. 34758; File No. 812-15358)) to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

 An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

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Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. Shares are not listed on any securities exchange and the Fund anticipates that no secondary market will develop for the Shares. Accordingly, you may not be able to sell Shares when and in the amount you desire. Shareholders should consider Shares to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. There is also no guarantee that the Fund will be able to make any distributions or maintain a certain level of distributions to Shareholders. An investment in the Fund should not be viewed as a complete investment program.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to request the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Interval Funds Risks,” “Repurchase Offers Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell securities to purchase Shares that are tendered, remaining Shareholders will be subject to increased risk and increased Fund expenses as a percentage of new assets.

Use of Proceeds

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

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Use of Leverage

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles. Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of up to 33 1/3% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

In general, the Fund is prohibited from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of such leverage the Fund has satisfied the asset coverage requirement with respect to senior securities representing indebtedness prescribed by the Investment Company Act—i.e., the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”), is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, this asset coverage requirement is satisfied.

Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivatives and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks. See “Risk Factors — Leverage Risk.”

The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

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Board of Trustees

The Board has overall responsibility for monitoring and overseeing the management and operations of the Fund. A majority of the Trustees are not “interested persons,” as defined in the Investment Company Act, of the Fund, the Advisers, the Distributor, or any affiliates of any of the foregoing (the “Independent Trustees”).

Distribution Policy and Dividend Reinvestment Policy

The Fund’s distribution policy is to make quarterly distributions to Shareholders. Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional Shares of the same class under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Distribution Policy and Dividend Reinvestment Plan.”

Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that a significant portion of the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

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If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

Risk Factors

An investment in the Fund is subject to a high degree of risk. There can be no assurance the Fund will achieve its investment objective. Risks of investing in the Fund, include, but are not limited to, those outlined below. See “Risk Factors” and elsewhere in this Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

●	Energy Sector Risk. Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

●	Oil and Gas Volatility Risk. The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.

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●	Well Productivity Risk. Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Regardless of the level of experience, knowledge, scientific information and careful evaluation by the operator, significant risk is involved in such projects and cannot be avoided entirely. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

●	Dependence on Infrastructure Risk. Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

●	Oil and Gas Industry Competition Risk. The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

●	Oil and Gas Regulation Risk. The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.

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●	Payment Terms Risk. In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

●	Dependence on Downstream Facilities Risk. The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

●	Operating Hazards Risk. The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.

●	Risks of Investing Through Oil and Gas Investment Vehicles. By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

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○	The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

○	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

○	Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

○	The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

○	A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

○	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

○	The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

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Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

●	Credit Risk. The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

●	Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

●	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Adviser fails to retain its key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

●	Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

●	Leverage Risk. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:

●	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

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●	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

●	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

●	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

●	Equity Securities Risk. The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

●	Liquidity Risk. Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

●	Interval Fund Risk. The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

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●	Repurchase Offers Risk. The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

●	Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at that time. Any delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

●	Valuation Risk. The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s Oil and Gas Investment Vehicles and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Oil and Gas Investment Vehicles are not publicly traded and the Fund will depend on appraisers and service providers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in an Oil and Gas Investment Vehicle or the underlying Oil and Gas Interests may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

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●	Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

●	Business and Regulatory Risks. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

●	Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

●	Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

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The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

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If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

●	Privately Placed Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Advisers had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

●	Reliance on Key Persons Risk. The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

●	Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure to companies in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

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●	Hedging Transactions Risk. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

●	Fund Capitalization Risk. There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

●	No Operating History Risk. The Fund is a newly- organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

●	Diversification Risk. The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company”. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

●	Cybersecurity Risk. The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.

●	Temporary Defensive Strategies Risk. When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

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You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

PERFORMANCE INFORMATION

The Fund acquired the Predecessor Fund on [August 1, 2026] (the “Transaction Date”) in exchange for Class S Shares of the Fund, and the Fund commenced operations on that date. Accordingly, the performance shown in the bar chart and performance table below prior to the Transaction Date is the performance of the Predecessor Fund. The Predecessor Fund was organized on January 16, 2020, and commenced operations on February 15, 2022 and has an investment objective, strategies, policies, restrictions and guidelines that are, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the 1940 Act, and therefore was not subject to the same investment and tax restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Predecessor Fund’s fees and expenses were higher than the net fees and expenses of the Fund’s Class I Shares. Accordingly, the Predecessor Fund’s performance has not been adjusted to reflect the fees and expenses of the Fund’s Class S Shares in the bar chart performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1 year, 3 years, and since-inception compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Performance Information for Predecessor Fund

The year-to-date return as of March 31, 2026 is 23.9%.

Average Annual Total Returns (for the periods ended December 31, 2025)

	Year-to-Date	1 Year	5 Years	Since Inception ([ ])
Class I Shares
Returns Before Taxes	23.9%	17.4%	9.9%	23.8%
[ ] Index[1]		[ ]%	[ ]%	[ ]%
[ ] Index[1]		[ ]%	[ ]%	[ ]%

[1]	The index returns do not reflect deductions for fees, expenses or taxes.

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The before-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual before-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the before-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The before-tax returns are shown only for Class I Shares and will vary for Class A and Class C Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. More information about these expenses is available from your financial professional and in the “Plan of Distribution.”

Shareholder Transaction Expenses	Class A	Class C
Maximum Sales Load (percentage of offering price)	5.75%	None
Contingent Deferred Sales Charge(1)	None	1.00%
Annual Fund Operating Expenses (as a percentage of net assets attributable to Shares) (2)
Management Fees	2.25%	2.25%
Shareholder Servicing Fee	0.25%	0.25%
Distribution Fee(3))	None	0.75%
Other Expenses(4)	2.50%	2.50%
Interest Payments on Borrowed Funds(5)	0.75%	0.75%
Asset Level Expenses(6)	0.50%	0.55%
Remaining Other Expenses	1.25%	1.25%
Total Annual Fund Operating Expenses	5.00%%	5.75%
Less Fee Waiver and/or Expense Limitation(7)	(0.50%)	(0.50%)
Total Annual Fund Operating Expenses (After Fee Waiver)	4.50%	5.25%

(1)	Class C shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.
(2)	Estimates are based on Fund net assets of $75,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will raise $75,000,000 in proceeds..
(3)	Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a monthly basis. See “Plan of Distribution.”

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(4)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund. Other Expenses include professional fees, offering expenses, and other general and administrative expenses.

(5)	The table assumes the Fund’s use of leverage in an amount equal to 10% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage). The Fund’s actual interest costs associated with leverage may differ from the estimates above.

(6)	Estimated fees and expenses related to property management, disposition expenses, any other expenses related to investments in Oil and Gas Interests of the Fund’s Oil and Gas Investment Vehicles (including real estate and property taxes on properties held in the Fund’s Oil and Gas Investment Vehicles).
(7)	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 3.25% and 4.00% per annum of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively (the Expense Limitation) for an initial two-year period. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until [August 1], 2028, unless and until the Board approves its modification or termination. Separately, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class A and Class C shares until [August 1], 2027 unless the Adviser and the Board approve its continuation under a Management Waiver Agreement. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. See “Management of the Fund.”

Example

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales load discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Purchase Terms” in of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” in this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the example assumes the Fund’s Expense Limitation Agreement will remain in effect for two years):

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$100	$190	$286	$524
Class C	$52	$162	$274	$549

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The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return (the Example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year), and you redeemed your shares in full at the end of such period.

Share Class	1 Year	3 Years	5 Years	10 Years
Class C*	$62	$162	$274	$549

*	If the Contingent Deferred Sales Charge applies. See “Contingent Deferred Sales Charge” under “Quarterly Repurchases of Shares.” If the Contingent Deferred Sales Charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class C shares would be $33, assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1 Year period.

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, which is currently $15. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Fund will make quarterly offers to repurchase an amount no less than 5% and not more than 25% of the Fund’s outstanding Shares, according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s principal office is located at 110 E. 59th Street, New York, NY 10022, and its telephone number is 855-9-CANTOR. An investment in the Fund involves certain risks and special considerations. See “Risks.”

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free [reorganization] on or about [August 1, 2026] (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund [will be/were] exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and one of the joint venture partners of the investment adviser to the Fund.

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USE OF PROCEEDS

The Fund will invest the net proceeds of the continuous offering of Shares, after payment of any applicable sales load, on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to shareholders. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to seek to maximize risk-adjusted total return, with an emphasis on current income. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund also will seek to gain indirect exposure to Oil and Gas Interests by investing in publicly traded securities of issuers engaged in business activities related to Oil and Gas Interests (each, an “Oil and Gas Company”).

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

●	“Domestic Wholly-Owned Entities” are wholly-owned subsidiaries of the Fund organized under the laws of the United States.

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●	“Joint Venture Entities” are entities in which the Fund will co-invest solely alongside unaffiliated third-party investors. The Fund may own a majority or minority interest in any particular Joint Venture Entity.

●	“Offshore Subsidiaries” are wholly-owned subsidiaries of the Fund organized in the Cayman Islands or other non-U.S. jurisdiction.

●	“Co-Investment Entities” are entities in which the Fund will co-invest alongside affiliates of the Fund, including those of Cantor Fitzgerald Energy Advisors, LLC (the “Adviser”) which include Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”), subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the Securities and Exchange Commission (the “SEC”) (collectively, “Oil and Gas Investment Vehicles”). If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. The Fund may own a majority or minority interest in any particular Co-Investment Entity.

These Oil and Gas Investment Vehicles are discussed in greater detail below under “Principal Portfolio Composition.”

Investment Philosophy and Process

Tailwinds in the Oil and Gas Industry

The Adviser believes that despite news headlines which suggest that the energy transition to full renewable power generation is imminent, oil and natural gas will remain key components of global energy production for years to come. These headlines have reduced long-term capital investment in traditional energy projects, resulting in attractive economics for the development of oil and gas wells. Additionally, demand for energy continues to be robust, driven by economic growth and industrial activity.

The Adviser believes that demand for U.S-produced natural gas is especially primed to benefit from sustained growth in key sectors. Demand for natural gas is propelled by its critical role in power generation, where it has captured significant market share, rising from 28% of U.S. electricity generation in 2014 to 42.5% in 2024, largely displacing coal, according to S&P Global Ratings. The surge in LNG exports further amplifies demand, with U.S. export capacity projected to nearly double from 14 Bcf/d in 2023 to 25 Bcf/d by 2028, driven by the construction of new Gulf Coast export facilities, as reported by the U.S. Energy Information Administration (EIA). Additionally, natural gas benefits from its perception as a cleaner energy source, emitting 50% less CO2 than coal and 30% less than oil when combusted, per the American Security Project, making it a preferred bridge fuel in the energy transition. These factors, combined with growing industrial demand and data center power needs, create a favorable environment for the Fund’s gas-focused investments.

Some of the tailwinds which the Adviser believes will enhance the attractiveness of investing in Oil and Gas Interests are as follows:

●	Strong Global Energy Demand – Global energy demand for oil and gas remains a fundamental driver for U.S. oil and gas investments. Despite the push for renewable energy, hydrocarbons continue to dominate the global energy mix, with oil and natural gas accounting for approximately 55% of global energy consumption in 2024, according to the International Energy Agency (IEA). OPEC’s official prediction for global oil demand, as outlined in its 2025 World Oil Outlook, projects steady growth for crude oil demand, driven primarily by developing countries, with long-term projections topping 123 million barrels per day by 2050 [(an increase from 105 million barrels per day projected in 2025)], with no peak in oil demand anticipated on the horizon. Natural gas’s growth outlook is even more robust, as the various agencies almost unanimously predict the growth in global consumption to increase 20% or more between 2025 and 2050, predominantly for power generation to fuel the needs of a growing global population and the rising energy needs of the AI and tech sectors. Other key drivers of hydrocarbon growth include:

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○	Emerging Market Growth: Rapid industrialization in Asia (e.g., China, India) and Africa fuels demand for transportation fuels, LNG, and petrochemical feedstocks. For example, global LNG demand is expected to grow by 4% annually through 2030, per Shell’s LNG Outlook.

○	Petrochemical Demand: Rising global consumption of plastics and chemicals, derived from oil and gas, supports long-term demand, as alternatives like bio-based materials scale slowly.

○	Transition Pace Limitations: While renewables are growing, their ability to displace oil and gas in sectors like aviation, shipping, and heavy industry is limited in the near term due to technological and cost barriers.

●	U.S. as a Leading Producer – The U.S. has solidified its position as the world’s top oil and gas producer, with crude oil production averaging 13.2 million bpd and natural gas output at 105 billion cubic feet per day (Bcf/d) in 2024, per the EIA. The Permian Basin alone accounts for nearly 50% of U.S. oil production, with other key regions like the Eagle Ford, Bakken, and Marcellus contributing significantly. This dominance is driven by:

○	Technological Advancements: Innovations in hydraulic fracturing, horizontal drilling, and digital reservoir management have reduced breakeven costs to $40–$50 per barrel in prime basins, making U.S. production globally competitive even in moderate price environments.

○	Resource Abundance: The U.S. has vast proven reserves, with the Permian holding over 50 billion barrels of oil equivalent in technically recoverable resources, per the U.S. Geological Survey.

○	Private Land Advantage: Unlike many countries, U.S. oil and gas development benefits from private mineral rights ownership, which streamlines leasing and reduces bureaucratic delays compared to state-controlled systems.

●	Energy Security and Geopolitical Stability – Geopolitical disruptions, including ongoing tensions in the Middle East, sanctions on Russia, and instability in other oil-producing regions like Venezuela, have underscored the importance of U.S. oil and gas as a reliable, geopolitically stable supply source. Key factors include:

○	Reduced Global Supply Risks: U.S. production is insulated from OPEC+ production cuts or conflicts disrupting Middle Eastern or African supply. In 2024, U.S. exports of crude oil and LNG reached record highs, with 4.1 million bpd of crude and 14 Bcf/d of LNG, per EIA data, meeting demand from Europe and Asia.

○	Energy Independence: The U.S.’s near energy independence reduces reliance on volatile global markets, making domestic assets a safe haven for investors. This is particularly appealing amid sanctions on Russian energy and Houthi attacks disrupting Red Sea shipping routes in 2024–2025.

○	Allied Demand: Allies like Europe, facing gas supply constraints post-Russia-Ukraine conflict, have increased reliance on U.S. LNG, with exports to Europe doubling since 2021. This strengthens demand for U.S. gas assets.

Target Market Opportunity in Non-Operated Assets

The Adviser believes the Fund is strategically positioned to capitalize on the above tailwinds with access to non-operated oil and gas assets that may offer attractive risk-adjusted returns. In the experience of the Adviser, non-operated interests are often ignored by conventional financing channels and these assets, despite their significant potential, frequently struggle to secure the requisite capital due to their unique operational structure and perceived risks. The Adviser sees this market practice as an opportunity, as they have a diversified strategy which they expect can mitigate some of the risks that come along with the assets while unlocking the high return potential of an asset class that the Adviser believes is undercapitalized.

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Non-operated oil and gas assets represent what the Adviser believes to be a distinct investment opportunity within the industry. Such assets allow investors to participate in energy production without assuming the operational responsibilities and risks associated with drilling and production. Non-operated oil and Gas Investment can offer significant advantages over operated interests for the Fund, including reduced operational and administrative responsibilities, lower capital and liability exposure, and greater flexibility in portfolio diversification. By avoiding the need to manage day-to-day operations, the Adviser can leverage the operators’ expertise, scale, and infrastructure while focusing on strategic investment decisions. Non-operated interests also provide predictable cost structures through joint interest billing, passive income potential, and access to multiple projects without the long-term commitments or risks associated with operating assets, making them an attractive option for increasing returns and minimizing operational burdens.

Deal Sourcing and Underwriting

The Adviser leverages the industry expertise and network of Cantor and Lincoln to identify what it believes are premium non-operated oil and gas assets. In its experience, these assets can provide access to proven reserves and established production infrastructure, reducing exploration risk and offering a more predictable revenue stream. Cantor and Lincoln believe that the longevity of its management team in the industry allows them to source assets in some of North America’s leading oil and natural gas resource plays. To help ensure access to valuable opportunities, Cantor and Lincoln maintain long-standing relationships with buyers and sellers of assets who are local to the basins in which they invest. The Adviser believes these relationships, along with its team’s rigorous due diligence process and data capabilities, will continue to provide the Fund with acquisition and development opportunities that they expect will result in significant incremental long-term value.

Deal sourcing typically comes from one of several avenues:

●	Independent contractors: Landmen or brokers who are calling individual mineral or leasehold owners with an offer to purchase or lease their acreage.

●	Operators: Smaller operators who do not have the capital required to participate in CAPEX requirements associated with their assets, or larger operators who have decided not to allocate any capital budget to non-operated projects.

●	Other non-operated investment groups: Smaller companies who have purchased an asset and are looking to find a partner to absorb a portion of the CAPEX obligations.

●	Broadly marketed deals: To a lesser extent, larger deals that are broadly marketed by a broker, advisor, or investment bank.

The Fund, guided by its Adviser, employs a meticulous and data-driven underwriting process to evaluate the high volume of non-operated working interest deals in oil and gas assets, ensuring disciplined investment decisions in a competitive market. Each deal undergoes a comprehensive discounted cash flow (DCF) analysis, where the Adviser assesses the acquisition cost, projected future development expenses, and anticipated revenue streams derived from estimated hydrocarbon production volumes and forward-looking oil and gas price curves. The Adviser leverages an extensive proprietary dataset, coupled with sophisticated, in-house-developed data visualization and analytics tools, to model asset performance with high precision, incorporating variables such as geological risks, operator efficiency, and market dynamics. This robust analytical framework allows the Adviser to rigorously compare risk-adjusted returns across opportunities, prioritizing investments in assets that deliver superior value while aligning with the Fund’s strategic objective of maximizing long-term returns with prudent risk management.

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Portfolio Construction

When considering single assets or development projects to pursue, the Adviser is conscientious to construct a portfolio of non-operated working interest assets with a strategic focus on optimizing risk-adjusted returns. The Adviser pursues assets that deliver superior value through its rigorous DCF analysis, but these selections are made within the context of the overall portfolio to ensure balance and resilience. Specifically, the Adviser targets a diversified mix of hydrocarbons—oil, natural gas, and natural gas liquids (NGLs)—to avoid overexposure to price volatility or demand shifts in any single commodity. Additionally, the Adviser limits concentration in any single basin or geographical region, such as the Permian, Eagle Ford, or Bakken, to reduce exposure to basin-specific risks, including midstream constraints, takeaway costs, and state-specific regulatory changes. Finally, the Adviser caps reliance on any single operator to mitigate risks tied to operator performance, financial stability, or operational inefficiencies. By adhering to these diversification principles, the Adviser builds a resilient portfolio that aligns with the Fund’s goal of maximizing long-term returns while effectively managing risk across its non-operated oil and gas investments.

Commodity Price Risk Management

In addition to managing risk by creating a portfolio that is diversified in the manners described above, the Adviser intends to hedge commodity price risk through the practice of hedging. The Fund, guided by its Adviser, employs a sophisticated hedging strategy to mitigate price volatility in oil and natural gas, utilizing over-the-counter (OTC) swaps and options to protect revenue streams from its non-operated working interests. The Adviser maintains hedging agreements with multiple reputable counterparties, ensuring diversified credit exposure and competitive terms. Targeting a significant portion of anticipated oil and natural gas production, the Adviser typically hedges volumes over a one- to three-year horizon, locking in prices through fixed-price swaps to provide cash flow certainty while selectively using options (e.g., collars or puts) to retain upside potential in rising markets. This disciplined approach, informed by market analysis and forward price curves, balances downside protection with flexibility, aligning with the Fund’s objective of delivering stable, risk-adjusted returns across its portfolio.

Principal Portfolio Composition

Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

●	Developed – The majority of the Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

●	Near-Term Development – A portion of the Fund’s asset are expected to be deployed in working interests in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to the other categories but are also subject to additional risks.

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All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated”, meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests. The Fund will not invest in any working Oil and Gas Interests directly.

The following provides addition details on the types of Oil and Gas Interests in which the Fund principally invests:

●	Non-Operated Working Interests – A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest is subject to all costs of exploration and development. A working interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated,” it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. They are responsible for their share of exploration, drilling and production costs but have no direct control over how operations are conducted. The operator is responsible for overseeing the fieldwork and reporting to other interest holders. The terms of the relationship between a non-operated working interest holder and the operator are usually set forth in an operating agreement and/or dictated by state laws and regulations.

●	Mineral Interests – A mineral interest is the present ownership of the oil and gas in a particular place, which is typically considered an interest in real property. The primary characteristic of a mineral interest is the right to enter the land to explore, drill, produce and otherwise carry on mining activities. Mineral interests may be fractionalized and leased to others. Mineral interests are frequently severed from the surface rights of the real property. Mineral interests are frequently pooled and become subject to an operating interest whereby the owner’s interest becomes converted into a non-operated working interest.

●	Royalty Interests – A royalty interest generally refers to a lessor’s share in the production of oil and gas, free of the expenses of production. A royalty interest is personal property and concerns the proceeds from oil and gas leases, if and when there is production. The royalty interest, or portion thereof, is freely assignable. The royalty may be paid in kind or may be paid in money representing the holder’s proportionate share of production.

●	Overriding Royalty Interests – An ORRI is a fractional or percentage interest in the production of oil and gas, but without bearing any of the costs associated with drilling, development, or production. An ORRI is carved out of the lessee’s share of oil and gas. An ORRI is similar to a royalty interest reserved by the lessor, but instead it is created out of the lessee’s share of oil and gas (i.e., the party responsible for the operational costs) and is typically set as a percentage of the gross production. The duration of an ORRI is limited by the duration of the lease under which is created. Like a royalty interest, an ORRI is freely assignable.

The Fund will typically gain direct exposure to its Oil and Gas Interests through Domestic Wholly-Owned Entities, Joint Venture Entities, Offshore Subsidiaries, or Co-Investment Entities (each as defined below and collectively, “Oil and Gas Investment Vehicles”).

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Domestic Wholly-Owned Entities

The Fund may invest in Oil and Gas Interests through one or more Domestic Wholly-Owned Entities formed by the Fund and organized in the United States. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete control of the underlying Oil and Gas Interests held by the Domestic Wholly-Owned Entity and as a result, the Fund will bear all risks associated with the underlying Oil and Gas Interests. However, the Fund will have greater flexibility as to disposition of an Oil and Gas Interests investment or the development of the Oil and Gas Interests held by the Domestic Wholly-Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying Oil and Gas Interests. Further, investments in Oil and Gas Interests made through a Domestic Wholly-Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.

Joint Venture Entities

The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, developers, owners, or other non-affiliated third parties for the purpose of owning or operating Oil and Gas Interests through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying Oil and Gas Interests held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third-party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.

The Fund has not established safeguards it will apply to, or be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Adviser considers all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to: (i) the management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture; (ii) the Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances; and (iii) the Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfer.

Offshore Subsidiaries

The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more Offshore Subsidiaries. The Fund may allocate up to 25% of its assets in the Offshore Subsidiaries, which have the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the Code that apply to the Fund, and which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Adviser will act as the investment adviser to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Adviser will comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries. Offshore Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund.

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Co-Investment Entities

Instead of acquiring full ownership of Oil and Gas Interests through a Domestic Wholly-Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Oil and Gas Interests or purchase price (including financing, if applicable) and the acquisition or development expenses, if any, of the underlying Oil and Gas Interests, as applicable, owned by the Co-Investment Entity. The Fund’s ownership in the Co-Investment Entity may be passive in nature, and the Fund may have a greater economic interest but less control rights in the Co-Investment Entity than the affiliate in which the Fund will co-invest alongside.

The Fund’s investments in Oil and Gas Interests through the securities of a Co-Investment Entity with its affiliates is subject to the terms and conditions of an exemptive order for which the Fund has submitted an application with the SEC. If granted by the SEC, the requested exemptive order would allow the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with the Adviser. However, there can be no assurance that the Fund and the Adviser will be able to obtain such exemptive relief or, if obtained, be able to rely on such exemptive relief for certain potential transaction structures. The exemptive order from the SEC, if granted, will include extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund may incur losses in the event that the Fund will not be able to fully comply (or will be deemed not to be in compliance) with these extensive conditions. If granted exemptive relief, the Fund will adopt procedures reasonably designed to ensure compliance with the exemptive order and the Board will oversee risk relative to such compliance. If the Fund and its affiliates are granted exemptive relief, certain unaffiliated third parties may also be able to invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest.

If the Fund does not obtain an exemptive order from the SEC, the Fund and/or the Co-Investment Entities may co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. For example, the Fund and/or the Co-Investment Entities may co-invest with such affiliates consistent with guidance promulgated under the no-action position of the SEC staff set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like the Fund may rely in order to co-invest so long as certain conditions are met, including that the Adviser, acting on behalf of the Fund and on behalf of their other clients, negotiates no term other than price.

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Oil and Gas Companies

When investing in Oil and Gas Companies, the Adviser will: (i) seek to construct the portfolio with securities that it believes will benefit from growing global energy demand and economic growth; (ii) seek to position the Fund in securities of issuers operating in the energy industry, including upstream exploration and production companies, midstream transport and storage operators, and downstream refiners; and (iii) seek to capitalize on recent and ongoing global macroeconomic, geopolitical, and energy market trends. The securities in the Fund are expected to be denominated primarily in U.S. dollars but may have international exposures in terms of geographies, currencies as well as customers and supply chains. The allocation of the Fund invested in public securities is based on qualitative and quantitative fundamental analysis of macroeconomic conditions, including commodity price dynamics, inflation, market conditions, historical performance, relative valuations and volatility, political and regulatory developments, and other relevant factors, as well as fundamental analysis of each potential investment. The Adviser may invest in publicly traded energy companies, including refiners and upstream producers, that offer differentiated exposure to the energy sector and may help mitigate the impact of commodity price volatility on the Fund’s private portfolio assets.

The Fund generally relies on the Global Industry Classification Standard (“GICS”) published by Standard & Poor’s (“S&P”), as it may be amended from time to time, in determining whether an issuer is an Oil and Gas Company. S&P classifies companies quantitatively and qualitatively. Each company is assigned a single GICS classification according to its principal business activity. S&P uses revenues as a key factor in determining a firm's principal business activity. Earnings and market, however, are also recognized as important and relevant information for classification purposes.

In deciding which publicly traded equity and equity-related securities to buy, the Adviser employs a combination of quantitative and qualitative analyses that seeks to identify high quality, reasonably valued companies within the Energy sector.   As part of its assessment, the investment team considers cash flow generation, balance sheet strength, earning quality, valuation relative to industry peers, and other factors deemed relevant by the Adviser.  The degree of liquidity of each security considered for purchase also is considered by the Adviser.

The Fund’s investments in Oil and Gas Companies also may include equity and equity-related securities, including common stocks and exchange traded funds. The Fund also may invest in income-producing securities, which may include corporate bonds and asset-backed securities.  Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective. For a further description of these temporary investments, see the SAI under “Investment Policies and Techniques—Portfolio Composition.”

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act, which includes Shares and shares of preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

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Additional Information Regarding Investment Strategies

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

USE OF LEVERAGE

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by a mortgaged interest in the Oil and Gas Interests, the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles (“Borrowings”). Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of up to 33 1/3% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

Oil and Gas Investment Vehicle level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by Oil and Gas Interests owned by such special purpose vehicles. Such special purpose vehicles would own Oil and Gas Interests and would borrow from a lender using the owned property as collateral. If any such special purpose vehicle were to default on a loan, the lender’s recourse would be to the pledged Oil and Gas Interests and the lender would typically not have a claim to other assets of the Fund. When such property level debt is not recourse to the Fund, the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the special purpose vehicle holding such debt is a wholly-owned subsidiary of the Fund or the financial statements of the special purpose vehicle holding such debt will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. In addition to borrowing from lenders, special purpose vehicles held by the Fund may issue debt securities through private placements to the extent permitted by applicable law.

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares.

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The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings and Preferred Shares would have seniority over the Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Any Borrowings and Preferred Shares (if issued) leverage your investment in Shares. Holders of Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Shares bear the offering costs of the Preferred Share issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Shares.

With respect to entity level debt, the Fund is permitted in the future to negotiate with several large commercial lenders, including commercial banks and insurance companies, to arrange one or more credit facilities (each, a “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount up to approximately 33 1⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage).

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 331⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage)). In addition, the Fund is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future Credit Facilities may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new Credit Facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such Credit Facility may have the ability to foreclose on such assets in the event of a default under the Credit Facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. The Fund expects that any such Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

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Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings or Preferred Shares, are borne entirely by the holders of the Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Shares to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to holders of Shares. These include the possibility of higher volatility of the NAV of the Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares). Under the 1940 Act, the Fund may only issue one class of Preferred Shares.

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Shares and Preferred Shares voting together as a single class. In the event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares, the Fund will not issue Preferred Shares.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivative and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks.

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The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

Effects of Leverage

Assuming the use of leverage in the amount of 33 1/3% of the Fund’s Managed Assets, at a leveraged expense rate of 7.00% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 2.33% in order to cover such interest and/or dividend payments and other expenses. Of course, these numbers are merely estimates used for illustration. Actual dividend rates and other leverage expenses may vary frequently and be significantly higher or lower that the rate estimated above.

The following table is designed to illustrate the effect of leverage on Shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing 10.00% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest rate and/or dividend on its leverage of 7.50%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Shares Total Return	(18.50)%	(11.00)%	(3.50)%	4.00%	11.50%

The Shares total return is composed of two elements: the Share’s dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

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RISKS

Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Information About the Fund’s Investments and Investment Risks” in the SAI.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.

Energy Sector Risk

Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

Oil and Gas Volatility Risk

The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.

Well Productivity Risk

Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Many risks are involved that experience, knowledge, scientific information and careful evaluation cannot avoid. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

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Dependence on Infrastructure Risk

Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

Oil and Gas Industry Competition Risk

The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

Oil and Gas Regulation Risk

The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.

Payment Terms Risk

In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

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Dependence on Downstream Facilities Risk

The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

Operating Hazards Risk

The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.

Risks of Investing Through Oil and Gas Investment Vehicles

By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

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●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

●	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

●	Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●	The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

●	A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

●	The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

Credit Risk

The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

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Market Disruption, Health Crises, Terrorism and Geopolitical Risks

The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Adviser fails to retain their key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

Competition Risk

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

Leverage Risk

Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:

●	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

●	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

●	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

●	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

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Equity Securities Risk

The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

Liquidity Risk

Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

Interval Fund Risk

The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

Repurchase Offers Risk

The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

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If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

Delay in Use of Proceeds Risk

The Fund relies upon the Co-Adviser’s investment professionals to identify suitable investments. To the extent that Co-Adviser’s investment professionals face competing demands upon their time in instances when the Fund has capital ready for investment, the Fund may face delays in execution. The Fund could also suffer from delays in locating suitable investments as a result of the Fund’s reliance on the Adviser at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other Lincoln or Cantor sponsored programs, some of which have investment objectives and employ investment strategies that are similar to those of the Fund. Further, it may be difficult for the Fund to invest the net offering proceeds promptly and on attractive terms. Delays the Fund encounters in the selection and origination of income-producing assets would likely limit the Fund’s ability to pay distributions to Shareholders and lower their overall returns. Similar concerns arise when there are prepayments, maturities or sales of the Fund’s investments.

The Fund’s ability to achieve its investment objective and to pay distributions depends upon the performance of the Adviser in the acquisition of the Fund’s investments. The more money the Fund raises in the offering of its Shares, the greater the Fund’s challenge will be to invest all of the net offering proceeds on attractive terms. Except for the Fund’s investment policy, Shareholders will have no opportunity to evaluate the economic merits or the terms of the Fund’s investments before making a decision to invest in the Fund. Shareholders must rely entirely on the management abilities of the Adviser. The Fund cannot assure Shareholders that the Adviser will be successful in obtaining suitable investments on financially attractive terms or that, if the Adviser makes investments on the Fund’s behalf, the Fund’s objective will be achieved.

Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. If the Fund is unable to find suitable investments promptly or deploy capital in a timely or efficient manner, it may be forced to invest in cash, cash equivalents or other assets. The rate of return on these investments, which affects the amount of cash available to make distributions, may be less than the return obtainable from the type of investments in the oil and gas industry the Fund seeks to acquire. Therefore, delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns. There can be no assurances as to how long it will take the Fund to invest the net proceeds from sales of Fund Shares. If the Fund would continue to be unsuccessful in locating suitable investments, the Fund may ultimately decide to liquidate.

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This offering is being made on a “best efforts” basis, meaning that the Fund is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a Shareholder’s investment may be reduced in the event the Fund’s assets underperform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

The Fund’s Oil and Gas Interest investments are fair valued by the Adviser in accordance with the procedures described under “Determination of Net Asset Value” below. Within the parameters of the Fund’s valuation procedures, the valuation methodologies used to value the Fund’s Oil and Gas Interest investments will involve subjective judgments and projections and may not be accurate. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuations and appraisals of the Fund’s Oil and Gas Interest investments will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Adviser and the Fund’s independent third party valuation agents or pricing services. Valuations and appraisals of the Fund’s Oil and Gas Interest investments are only conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for the Adviser to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Adviser to make an assessment of fair value with incomplete information. A material change in an Oil and Gas Interest investment or a new appraisal of an Oil and Gas Interest investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per Share.

It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies, an unanticipated structural or environmental event at a property or material changes in market, economic and political conditions globally and in the jurisdictions and sectors in which a property operates, may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. As a result, the Fund’s NAV per share may not reflect a material event until such time as sufficient information is available and the impact of such an event on a property’s valuation is evaluated, such that the Fund’s NAV may be appropriately updated in accordance with the Fund’s valuation guidelines.

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Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies or an unanticipated structural or environmental event at a property may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. The Adviser will rely on the independent third party valuation agents’ or pricing services’ appraisals in determining the fair value of the Oil and Gas Interest investments. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Shares, the price the Fund paid to repurchase Shares or NAV-based fees the Fund paid to the Adviser to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Shares in this offering, and the price at which your Shares may be repurchased in a repurchase offer by the Fund, are based on NAV per Share, you may pay more than realizable value or receive less than realizable value for your investment if assets are mispriced. In addition, the participation of the Adviser’s personnel in the Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Adviser is based on the value of the Fund’s assets.

Interest Rate Risk

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

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Issuer Risk

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the 1940 Act. Some of the intended investments of the Fund may not qualify as “securities” under the 1940 Act. The Fund has attempted to isolate those investments in a controlled Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

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If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Privately Placed Securities Risk

The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

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Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Concentration Risk

The Fund will invest a substantial portion of its assets in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

Companies in the Crude Petroleum and Natural Gas Industry are affected by specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, Crude Petroleum and Natural Gas Industry companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves also may affect the profitability of companies operating within the Crude Petroleum and Natural Gas Industry.

Hedging Transactions Risk

Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

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Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

No Operating History Risk

The Fund is a newly-organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

Diversification Risk

The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company.” Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Cybersecurity Risk

The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.

Temporary Defensive Strategies Risk

When the Adviser anticipate unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the joint venture partners of the Adviser each manage and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

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Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the joint venture partners of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the joint venture partners of the Adviser or result in the Co-Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if one of the joint venture partners of the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

Subject to applicable regulatory requirements, the portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and the its affiliates may provide more services to some types of funds and accounts than others.

The use of leverage by the Fund has the potential to increase the investment management fees payable to the Adviser, which may provide a financial incentive to the Adviser to use leverage or increase the amount of leverage used. The Fund’s use of leverage, therefore, may create a conflict of interest between the Adviser, on the one hand, and the Fund’s Shareholders, on the other hand.

The Fund and/or the Adviser (as applicable) have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the joint venture partners of Adviser are treated equitably; however, there is no guarantee that such policies and procedures will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the joint venture partners of the Adviser may manage or advise from time to time. As noted above, the Fund has sought exemptive relief to permit co-investments among the Fund and vehicles managed by Lincoln. Until such relief is granted, Lincoln intends, consistent with its fiduciary obligations, to allocate investment opportunities between the Fund and its other investment vehicles based on a stated rotation policy, which considers capacity and portfolio position of each investment vehicle. In the event that the co-investment exemptive relief is granted, co-investment opportunities will be allocated in a manner that is consistent with the conditions of such exemptive relief as applicable. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Cantor Fitzgerald Energy Advisors, LLC

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between CFI and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 80 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure, energy and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing private market and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts, qualified opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

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Lincoln

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

A discussion regarding the basis for approval by the Board of Trustees of the Fund’s Investment Management Agreement with the Adviser will be available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2026.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is entitled to receive a monthly management fee at the annual rate of 2.25% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.25% and 4.00% per annum of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively (the “Expense Limitation”) for an initial two-year period. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until [August 1], 2028, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. Pursuant to a separate Management Fee Waiver, the Adviser has also contractually agreed to waive 1.00% of its management fee for Class A and Class C shares until [August 1], 2027 unless the Adviser and the Board approve its continuation. After [August 1], 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund.”

The Investment Committee

The Adviser has established an Investment Committee (the “Committee”) responsible for: setting overall investment policies and strategies of the Adviser; establishing allocation targets for the investment portfolio of the Fund among the public securities in which the Fund intends to invest; and generally overseeing the activities of the Fund’s Portfolio Managers (see below). The members of the Committee, and their professional background and experience, are as follows:

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Craig Brede, Lincoln. With a background spanning almost 20 years, Mr. Brede has amassed valuable expertise in private equity and capital markets. During his time at Lincoln, he successfully established and managed nine investment vehicles, securing $220 million in equity capital and $100 million in debt financings. Mr. Brede also served as the president of the capital markets division at Black Creek Group, a $10 billion AUM real estate asset manager. Mr. Brede also spent eight years at Goldman Sachs, excelling in sales and trading of equity derivatives. Mr. Brede holds a BBA with honors, focusing on finance, from the University of Notre Dame.

Sean McClaren, Lincoln. Mr. McClaren is the leader of acquisition underwriting at Lincoln. He is a highly experienced reservoir, completions, and production engineer with 12 years of industry experience in multiple U.S. basins. Mr. McClaren spent seven years at Lincoln, where he utilized data analytics to effectively manage reserves across 40,000 net mineral acres and 7,000 producing wellbores. During his time at Lincoln, Mr. McClaren has underwritten over 1,200 deals. Prior to that, he successfully guided the acquisition strategy for Bayswater Exploration and Production’s mineral buying program. Mr. McClaren holds a BS in chemical engineering from the University of Arizona.

Jordan Revielle, Lincoln. With over 16 years of experience as a petroleum geologist, Mr. Revielle specializes in prospect generation, field planning, mineral appraisals, and new play assessments across many basins in the United States. Mr. Revielle has spent seven years at Lincoln, where he leads the technical team, oversees acquisitions, and drives upstream strategy. Prior to Lincoln he began his career at Ward Petroleum Corporation, playing a pivotal role in establishing the company's Rocky Mountain oil and gas operations, generating prospects, and overseeing land acquisitions. Mr. Revielle holds a bachelor's degree in Geological Engineering and a master's degree in Hydrology, both from the Colorado School of Mines.

John D. Brim, CFA, CFI. Mr. Brim joined Smith Group Asset Management, a business of Cantor, in March 1998 and serves as the company’s President and Chief Investment Officer. Cantor acquired Smith Group in July 2021. Prior to joining the firm, Mr. Brim was a Manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP from 1997 to 1998. From 1990 to 1997, he held a variety of positions, including Senior Client Manager, with NationsBank Asset Management in Dallas. He earned his BS in Economics from Texas A & M University. He was awarded the Chartered Financial Analyst (CFA) designation in 1998. Mr. Brim is a member of the CFA Institute and the CFA Society of Dallas-Ft. Worth. Mr. Brim is an active volunteer in his community and serves on the board of directors for a number of charitable organizations.

Chris A. Milner, CFI. Mr. Milner is currently a Managing Director at Cantor and the Chief Investment Officer of Real Assets at CFAM as well as the President of Cantor Fitzgerald Income Trust, Inc. Mr. Milner joined Cantor in 2013. Previously, Mr. Milner spent 14 years at BlackRock and was a co-founder of their commercial real estate debt business. Mr. Milner was Global Head of CRE Debt and President of the Carbon Capital series of private real estate debt funds as well as a member of BlackRock’s Corporate Leadership Committee, the Real Estate Executive Committee and the Global Real Estate Investment Committee. Prior to joining BlackRock in 1997, Mr. Milner was responsible for the origination, underwriting and securitization of all commercial mortgage conduit production at PNC and was also a member of the PNC M&A team which acquired BlackRock and Midland Loan Services in 1995 and 1998, respectively. Mr. Milner has completed over 800 real estate debt, equity and capital markets transactions in North America, Europe and Asia with an aggregate value of over $37 billion, including raising over $13.5 billion of investor capital. Mr. Milner received an MBA in finance, with a concentration in real estate, from Indiana University and a Bachelor of Arts degree in economics from DePauw University.

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Aaron Wessner, CFI. Mr. Wessner is currently the Head of Capital Markets for CFAM. Mr. Wessner joined CFAM in 2011 and during his tenure has held senior capital markets positions within the firm’s real assets businesses, including commercial real estate and infrastructure across debt and equity involving over $7.5 billion of transactions. Additionally, Mr. Wessner has completed over $2 billion of commercial real estate acquisitions in United States involving multifamily, office, retail and industrial properties. Prior to joining CFAM, Mr. Wessner was a co-founder of Park Bridge Financial, a privately held commercial real estate debt and equity advisory firm providing strategic advisory services to real estate owners and lenders on distressed debt and equity matters. Mr. Wessner’s previous experience includes positions within Merrill Lynch’s Global Commercial Real Estate Group, where he primarily focused on the distribution of commercial real estate debt including CMBS, whole-loans, B-notes and mezzanine positions. Additionally, Mr.Wessner was a member of Fitch Ratings’ CMBS group and Ernst & Young LLP’s Structured Finance Advisory practice. Mr. Wessner received a Bachelor of Arts from the University of Miami and a Master of Business Administration from the University of Florida. Mr. Wessner holds FINRA Series 7 and 63 licenses.

Portfolio Managers

Subject to the Committee’s oversight, Craig Brede, Sean McClaren, John Brim and Chris Milner, who are members of the Committee, are the Fund’s portfolio managers (“Portfolio Managers”) and oversee the day-to-day investment operations of the Fund. Craig Brede’s, Sean McClaren’s, John Brim’s, and Chris Milner’s biographical information is presented above.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent, and Accounting Agent. For its services as Administrator, Transfer Agent, and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As of [August 1, 2026,] the Fund does not know of any control persons of the Fund.

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Other Information

This Prospectus and the SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

FUND EXPENSES

The Adviser bears all of the ordinary and usual overhead expenses of the Adviser or any of its affiliates (including expenses such as rental payments for its offices) in providing services to the Fund pursuant to the Investment Management Agreement and the salaries or other compensation of the employees of the Adviser or any of its affiliates. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

Expenses borne directly by the Fund include:

●	Certain corporate, organizational and offering costs relating to the offering of Shares, to the extent permissible;

●	the cost of calculating the NAV of Shares, including the cost of any third party pricing or valuation services;

●	the cost of effecting sales and repurchases of Shares and other securities;

●	the Adviser’s Management Fee;

●	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets, borrowing charges on securities sold short (if any), clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses;

●	fees and expenses associated with the selection, acquisition, origination, monitoring or management of Oil and Gas Interests, construction, development, special servicing of non-performing assets (including, but not limited to, commissions paid to third-parties, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in Oil and Gas Interests. The Advisers or its affiliates may be entitled to certain of these fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation;

●	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

●	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

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●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	transfer agent and custodial fees;

●	Distributor costs (if any);

●	fees and expenses associated with marketing efforts (if any);

●	federal and any state registration or notification fees;

●	federal, state and local taxes;

●	fees and expenses of the Independent Trustees;

●	the costs of preparing, printing and mailing reports, notices and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

●	fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

●	distribution and shareholder servicing fees;
●	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

●	costs associated with the valuation of the Fund’s assets and liabilities, including the cost of any third-party appraiser or valuation agent;

●	federal or state taxes;

●	fees and expenses related to compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC;

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●	all other expenses incurred by the Fund or the Adviser in connection with administering the Fund’s business; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Class A and Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class. In addition, Class C shares are subject to a 0.75% distribution fee. Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis.

Except as otherwise described in this Prospectus, the Adviser will be reimbursed by the Fund for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays, incurs on behalf of the Fund or otherwise is entitled to, including the costs and expenses described above.

PURCHASE OF SHARES

Purchasing Class A and Class C Shares

The Fund offers Class A and Class C Shares on a continuous basis at the NAV per Share, minus any applicable sales load. This Prospectus relates to Class A and Class C Shares only. The Fund also offers Class I and Class S Shares with different fees, expenses and minimums through separate Prospectuses. To the extent the Fund offers additional classes of Shares in the future, each class of Shares will be subject to different fees and expenses. The Fund and the Adviser are eligible to rely on exemptive relief previously granted by the SEC to an affiliate of CFI to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

When selecting a Share class, you should consider the following: which Share classes are available to you; the amount you intend to invest; how long you expect to own the Shares; and total costs and expenses associated with a particular Share class. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may impose additional fees and charges on each class of Shares. If your dealer offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

The minimum initial investment by a shareholder for Class A and Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments in Class A and Class C shares may be made with at least $100 for regular accounts and $50 for retirement plan accounts. The Fund or Distributor may lower or waive the minimum initial investment for Class A and Class C Shares, including, without limitation, for certain categories of investors, at their discretion. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $100, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

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Initial and additional purchases of Class A and Class C Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase Class A and Class C Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase Class A and Class C Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

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Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser, subject to the general approval of the Board. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

PAYMENTS BY THE ADVISER

The Adviser and/or its affiliates, in the discretion of the Adviser, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

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Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Shares or the amount you receive upon the repurchase of your Shares is based on the Fund’s NAV. The NAV per share of the Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open. The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and other holidays observed by the NYSE. The Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit www. Cantorenergyfund.com or call the Fund at (855) 9-CANTOR. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV per share next calculated after the Fund receives your subscription in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept subscriptions until, and calculate the Fund’s NAV per share as of, the normally scheduled close of regular trading on the NYSE for that day.

The Board has approved procedures pursuant to which the Fund values its investments, and has designated to the Adviser the general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation agents or pricing services or other third party sources (“Pricing Services”), provided that the Adviser shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Adviser deems to be reliable in determining fair value under the circumstances. The Adviser is responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Fund’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, use various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

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When pricing securities or other assets at fair value, the Fund seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Fund at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund’s Oil and Gas Interest equity investments are typically fair valued based on a discounted cash flow or other income approach, or by appraisals conducted by one or more Pricing Services. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that take into account property-level data that is gathered and evaluated periodically to reflect new information regarding the property or the appreciation interest, if any.

Investments in newly acquired Oil and Gas Interests will initially be valued at cost. Thereafter, each property will be evaluated by the Adviser for a change in valuation methodology or inputs/assumptions no less than quarterly, but more frequently if market or property specific factors indicate a different methodology or inputs/assumptions would result in a valuation that is more representative of fair value. The Adviser expects the primary methodology used to value such assets after the initial period of valuation at cost will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Income related to each asset will be accrued on the basis of data extracted from (1) the annual budget for such asset and (2) material, unbudgeted non-recurring income and expense events with respect to such assets when the Adviser becomes aware of such events and the relevant information is available. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable revenue and operating expense data, the capitalization or discount rate and projections of future revenue and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market approaches like sales comparisons and cost approaches.

Each quarter, the Adviser also will determine an accrual schedule for the daily value of each real property based on an estimated quarter-end value. The Fund will use the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of Oil and Gas Interests and related changes to the daily accrual schedule for any Oil and Gas Interest, will be reflected in the Fund’s NAV calculation beginning with the day that a revised valuation is determined.

In addition, the Adviser will monitor the Fund’s Oil and Gas Interests for events that the Adviser believes may have a material impact on the most recent estimated values of such assets. Possible examples of such a material change include an unanticipated structural or environmental event at a property, capital market events, recent financial results or changes in the capital structure of the property, development milestones, material changes in cap rates or discount rates, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of a property to change materially. Provided that the Adviser is aware that such an event has occurred and after a determination by the Adviser that a material change has occurred and the financial effects of such change are quantifiable, any estimates of value should be performed as soon as reasonably practicable. All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

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Assets held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of an asset held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Adviser using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments, such as Oil and Gas Companies, listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market including, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Adviser may recommend valuation through other means.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Short-term debt investments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt investments, including government debt securities and municipal debt securities in each case having a remaining maturity in excess of 60 days are typically valued by Pricing Service at an evaluated (or estimated) mean between the closing bid and asked prices.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on the Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

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DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Quarterly Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The distribution rate may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Plan.”

The quarterly distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Please refer to the Fund’s most recent Section 19(a) notice, available at www.cantorenergyfund.com, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should notify the Transfer Agent in writing at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

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When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain transactions can be performed by calling the toll-free number 855-9-CANTOR.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, is intended for U.S. shareholders, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state, local, or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

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The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Shareholders will not be subject to the alternative minimum tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

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Taxation of Foreign Shareholders

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code are urged to consult their own tax advisor regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of the Fund’s shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Generally, a foreign shareholder will be subject to U.S. federal income tax on distributions received from the Fund or upon dispositions of Shares if the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income may be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the foreign shareholder), which tax generally is withheld from such distributions by the Fund. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or applicable lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Notwithstanding the foregoing, properly reported dividends generally are exempt from U.S. withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the correct IRS Form W-8). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. If a repurchase of a shareholder’s shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free dividend, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Fund shares repurchased. If the repurchase qualifies as a sale or exchange, the shareholder generally will realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased shares and the adjusted tax basis of those shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Fund shares or otherwise upon a sale or exchange of Fund shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “United States real property holding corporation” (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares.

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Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Fund shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign shareholder to U.S. tax filing obligations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DESCRIPTION OF CAPITAL STRUCTURE AND THE SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware on September 20, 2024. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders.

The Fund currently offers four classes of Shares: Class A, Class C, Class I and Class S. The Fund began continuously offering its Class A, Class C, Class I and Class S on [    ]. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” Certain Share class details are set forth in “Plan of Distribution”. The following table shows the amounts of Fund shares that have been authorized and are outstanding as of [   ]:

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Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Held by Fund or for its Account
Tax ye	Unlimited	None	None
Class C Shares	Unlimited	None	None
Class I Shares	Unlimited	None	[ ]
Class S Shares	Unlimited	None	[ ]

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the same class of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund. Although Shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Other Classes of Shares

The Fund currently offers Class A, Class C, Class I and Class S Shares. Other classes of Shares may be introduced upon approval by the Board of Trustees.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide Shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

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Jurisdiction and Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Securities Exchange Act of 1934, as amended and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. These exclusive forum provisions may increase costs for a Shareholder to bring a claim or may prevent a Shareholder from bringing a claim in a judicial forum that the Shareholder finds convenient or favorable. Further, the enforceability of the provision requiring actions under the Federal Securities Laws be brought in the federal district courts of the United States of America is questionable. If a court were to find the forum selection provisions contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders

A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Fund, including a Shareholder’s voting rights under Article V of the Declaration of Trust or Article 2 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

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PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares. Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A shares are not currently subject to a Distribution Fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund may pay a servicing fee to Intermediaries for providing ongoing services in respect of shareholders of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

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Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Cantor Fitzgerald Energy Fund to:

Cantor Fitzgerald Energy Fund
c/o Ultimus Fund Solutions, LLC
Via Regular Mail:

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Via Overnight Mail:

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash, money orders, or cashier’s checks. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent or send a facsimile to 402-963-9094. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 855-9-CANTOR for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

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By Wire — Subsequent Investments

Before sending a wire, investors must contact Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Online – Subsequent Investments

You can request subsequent investments to your account using the Fund’s online functionality. The money to fund the investment would be automatically drafted from your bank account by Automate Clearing House (“ACH”). Please visit the Fund’s website www.cantorenergyfund.com to obtain instructions or contact the Fund at 855-9-CANTOR for more information on processing purchases by ACH.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 855-9-CANTOR for more information about the Fund’s Automatic Investment Plan.

By Telephone – Subsequent Investments

Investors may purchase additional shares of the Fund by calling 855-9-CANTOR. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account by ACH. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, Administrator will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Administrator at 855-9-CANTOR for additional assistance when completing an application.

If Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

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Purchase Terms

The minimum initial purchase by an investor is $2,500 for regular accounts and $1,000 for retirement plan accounts. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered for sale through its Distributor at NAV plus the applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the shares; and

●	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Shares

Shares of the Fund have a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Investors purchasing shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, and is up to 5.75% of the offering price, as set forth in the table below. The Fund reserves the right to waive sales charges. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor. The following sales loads apply to your purchases of shares of the Fund:

Amount Purchased	Dealer Reallowance*	Dealer Manager Fee	Sales Load as % of Offering Price	Sales Load as % of Amount Invested
Under $100,000	5.00%	0.75%	5.75%	6.10%
$100,000-$249,999	4.00%	0.75%	4.75%	4.99%
$250,000-$499,999	3.00%	0.75%	3.75%	3.90%
$500,000-$999,999	2.00%	0.50%	2.50%	2.56%
$1,000,000 and Above	0.00%	0.00%	0.00%	0.00%**

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*	Gross Dealer Concession paid to participating broker-dealers.

**	Selling brokers, or other financial intermediaries that have entered into selling and/or intermediary agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of shares.

You may be able to buy shares without a sales charge (i.e., “load-waived”) when you are:

●	reinvesting dividends or distributions;

●	a current or former director or Trustee of the Fund;

●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

●	purchasing shares through the Fund’s Adviser;

●	purchasing shares through a financial services firm that has a special arrangement with the Fund;

●	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services; or

●	exchanging an investment in an equivalent type of shares of another fund for an investment in the Fund.

In addition, concurrent purchases of shares by related accounts may be combined to determine the application of the sales load (i.e., available breakpoints or volume discounts). The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the responsibility of the investor (or, if applicable, the investor’s financial intermediary) to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

●	an individual;

●	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

●	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.
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If you plan to rely on this right of accumulation, you must notify your broker or the Fund’s transfer agent, as applicable, or at the time of your purchase. You will need to give your broker or the Fund’s transfer agent, as applicable, your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares, respectively, the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares

Class C shares are sold at the prevailing NAV per Class C share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C shares:

●	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts (the Fund reserves the right to waive investment minimums);

●	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares;

●	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares; and

●	a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares repurchased by the Fund for repurchases of Class C shares held less than 365 days following such shareholder’s initial purchase.

The Distributor pays 1% of the amount invested to dealers who sell Class C shares. The Adviser or an affiliate reimburses the Distributor for monies advanced to dealers. Because Class C shares of the Fund are sold at the prevailing NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately.

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Share Class Exchanges

Upon request, the Fund may, in its discretion, permit a current Fund shareholder to exchange shares of one class of the Fund held by them to another class of Fund shares; provided, however, that such shareholder meets the requirements of the new share class or such requirements have been waived in the Adviser’s discretion.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its Class A and Class C shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A and Class C shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A and Class C shares, respectively.

Distribution Plan

The Fund, with respect to its Class C shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of Class C shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares.

QUARTERLY REPURCHASES OF SHARES

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

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Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the shares as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 855-9-CANTOR or visit www.cantorenergyfund.com to learn the current NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

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Contingent Deferred Sales Charges

Selling brokers, or other financial intermediaries that have entered into selling and/or intermediary agreements with the Distributor, may receive a distribution and service fee of up to 1.00% of the purchase price of Class C shares.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price. The Fund or its designee may waive the impositions of the contingent deferred sales charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder. Class A shares are not subject to a contingent deferred sales charge. Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

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Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

INVESTOR SUITABILITY

Investing in the Fund involves a considerable amount of risk. Shareholders may lose money or their entire investment in the Fund. Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame. Before making your investment decision, you and/or your personal financial advisor should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. The Shares are not traded on an active market and there is currently no secondary market for the Shares. However, limited liquidity will be available through quarterly repurchases of Shares by the Fund of at least 5% of the outstanding Shares during each quarterly period. See “Risks – Interval Fund Risk” and “Risks—Liquidity Risk.”

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LEGAL MATTERS

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900 Atlanta, Georgia 30309, serves as legal counsel to the Trust.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses and accrued income taxes, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on December 31st. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 855-9-CANTOR to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UHY LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s consolidated financial statements. UHY LLP is located at 201 Old Country Rd., Suite 205, Melville, NY 11747.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-282843). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

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The information in this statement of additional information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated [__], 2026

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2026

Cantor Fitzgerald Energy Fund

Shares of Beneficial Interest

Class A and Class C

The Cantor Fitzgerald Energy Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund intends to offer multiple classes of shares of beneficial interests (“Shares”), including classes designated as Class A and Class C (“Class A Shares” and “Class C Shares”, respectively). The Fund has no operating history. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus which is dated [     ], 2026. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free (855) 9-CANTOR or by accessing the Fund’s website at www.cantorenergyfund.com The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares (as defined below) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 20, 2024.

The Fund offers four classes (each a “Class”) of shares of beneficial interests (“Shares”) designated as Class A, Class C, Class I and Class S. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Advisers may rely upon exemptive relief previously granted to an affiliate of the Adviser to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

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INVESTMENT POLICIES, PRACTICES AND RISKS

The Fund invests primarily in a portfolio comprised of non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee simple interests, state or federal mineral property rights and similar interests in well-established regions of the continental United States (collectively, “Oil and Gas Interests”). The Fund will typically gain exposure to its Oil and Gas Interests through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Oil and Gas Investment Vehicles”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

Non-Principal Investment Strategies and Techniques and Related Risks

The Fund may utilize derivative instruments, such as forwards, futures, options, and swaps, repurchase agreements, reverse repurchase agreements and sale-buybacks, and a variety of special investment instruments and techniques, to hedge the portfolios of the Fund and the Oil and Gas Interests against various risks (such as changes in commodity prices, interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund’s investment objective, including to indirectly invest in or gain exposure to Credit investments. The Fund may also invest in certain other instruments or vehicles, such as master limited partnerships (“MLPs”) and high yield securities. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund’s Futures Commission Merchant, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC’s or the Prudential Regulators’ uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

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Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s Board, and comply with an outer limit on fund leverage risk based on value at risk.

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The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). Additionally, the Fund may acquire instruments which may be treated as commodity interests or invest in vehicles that hold commodity interests.

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Fund, have claimed relief from CPO registration pursuant to CFTC Regulation 4.5. Therefore, the Fund will not be subject to regulation as a commodity pool under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Fund. Pursuant to this exemption from registration, the Adviser will not be required to provide prospective investors with a CFTC compliant disclosure document, nor will the Adviser be required to provide investors with periodic account statements or certified annual reports that satisfy the requirements of CFTC rules applicable to registered CPOs. It is possible that the CFTC will adopt regulations or a regulatory position making the no-action relief and the exclusion referred to above unavailable to the Fund. In any case where the no-action relief and the exclusion are unavailable to the Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations may apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect the Fund’s total return.

Forward Foreign Currency Contracts. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

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The Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when the Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross-Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the CEA, non-deliverable forward transactions are not, and, thus, are subject to the CFTC’s regulatory framework applicable to swaps.

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The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

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The Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks, and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Futures Contracts and Options on Futures Contracts. Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

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The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Co-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

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The Fund may trade put and call options on securities, securities indexes and currencies, as the Adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, exchange-traded funds (“ETFs”) or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

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The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

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The Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

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Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement. The Fund will enter into swaps only with counterparties that the Adviser believe to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad -based stock indexes, and broad-based credit default swap indexes), regulated by the CFTC, and security-based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

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Highly Volatile Markets. The prices of derivative instruments, including swaps, futures and options, can be highly volatile. Price movements of swaps, forward, futures and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for the Adviser to liquidate positions and could thereby expose the Fund to losses.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Reverse Repurchase Agreements and Sale-Buybacks. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities. In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Investment Company Securities and Exchange-Traded Funds. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if: (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain registered investment companies, including ETFs, beyond the limits set forth in Section 12(d)(1)(A), subject to certain provisions of Section 12(d)(1), rules adopted by the SEC under Section 12 of the 1940 Act or terms and conditions set forth in a SEC exemptive order issued to such registered investment companies, including that such investment companies enter into an agreement with such registered investment companies.

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Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs which are in addition to the risks associated with registered investment companies generally.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believe that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

Master Limited Partnerships. The Fund may invest in equity securities of MLPs and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

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MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes.

Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).

Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

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High Yield Securities. High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

Oil and Gas Securities and Related Derivatives. The Fund may gain exposure to the energy sector by investing in energy-linked derivatives, oil and gas interest holding vehicles and common, preferred, convertible and debt securities of issuers in energy-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of energy assets. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in energy-related industries. It is anticipated that substantially all of the equity securities of issuers in energy-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

Money Market Instruments. The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Advisers deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the underlying funds in which the Fund invests may experience high rates of portfolio turnover. High rates of portfolio turnover in the underlying funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Non-Diversified Status. The Fund does not intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Because the Fund is “non-diversified” under the 1940 Act, it is not subject to any diversification requirements. Because the Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

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INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objectives.

The Fund’s investment objectives are described in the Prospectus. The Fund’s investment objectives are non-fundamental, and may be changed without shareholder approval. However, the Board must approve any changes to non-fundamental investment objectives.

Fundamental Investment Restrictions.

The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

1. The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that such limitation shall not apply to the Fund’s investments in the Crude Petroleum and Natural Gas Industry.

2. The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectuses), or the next business day if the 14th day is not a business day.

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In applying the Fund’s policy on concentration (i.e., investing more than 25% of its total assets in the securities of issuers primarily engaged in the same industry or group of industries) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1⁄3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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TRUSTEES AND OFFICERS OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of four individuals, one of whom is an “interested person” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Interested Trustees”) and three of whom are not deemed to be “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

William Ferri is the Chairman of the Board. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the chair of the Audit Committee, the chair of the Nominating and Governance Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

William Ferri may be deemed to be an interested person of the Trust by virtue of his senior management role at the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

The Board has established an independent Audit Committee, an independent Nominating and Governance Committee, and an independent Valuation Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.” The Valuation Committee has the authority to determine the value of the Fund’s portfolio securities under the methods established by the policies and procedures of the Fund. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry.

Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name and Year of Birth	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
			Interested Trustee
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer		Global Head of Asset Management Cantor (2022-present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund.
			Independent Trustees
Douglas Barnard Year of Birth: 1960	Independent Trustee		Director, Prophet Asset Management (manager of hedge funds) (2015-present); Director, CF Acquisition Corp Vl (listed SPAC) (2021-2022); CF Acquisition Corp VII (2022-present).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; CF Acquisition Corp VI (2021-2022); CF Acquisition Corp VII (2022-present).

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Name and Year of Birth[9]	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
Ramona Heine Year of Birth: 1977	Independent Trustee		Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; Coller Secondaries Private Equity Opportunities Fund (2023-present).
Louis Zurita Year of Birth: 1960	Independent Trustee		Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	7	Cantor Select Portfolios Trust, for all its series (2022-present); Cantor Fitzgerald Infrastructure Fund; GELX Future Holdings (2016-present); Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016-2021).
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer		Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a

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Name and Year of Birth[9]	Position with Fund	Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held in the Past 5 Years
	Secretary			n/a	n/a
Cory Gossard Year of Birth: 1972	Chief Compliance Officer		Director of Regulatory Compliance, PINE Advisor Solutions (2021-present); Chief Compliance Officer, SS&C ALPS (2014-2020).	n/a	n/a
Prince Kudolo Year of Birth: 1994	Assistant Secretary		Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2025-present); Associate, Freshfields Bruckhaus Deringer US LLP (2023-2025); Associate, Davis Polk & Wardell LLP (2019-2023).	n/a	n/a
Christine Palermo Year of Birth: 1976	Assistant Treasurer		Manager – Fund Administration, Ultimus Fund Solutions, LLC (2008-present).	n/a	n/a

[1]	[____] may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Fund.

Board Committees

The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Valuation Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

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Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Independent Trustees. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. The Nominating and Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee meets to consider nominees as is necessary or appropriate. The Nominating and Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended December 31, 2025, the Nominating and Governance Committee held one (1) meeting.

Trustee Ownership

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Douglas Barnard	A	A
Ramona Heine	A	A
Louis Zurita	A	A
William Ferri	A	A

*	The “Family of Investment Companies” includes all series of Cantor Select Portfolios Trust, the Fund and the Cantor Fitzgerald Infrastructure Fund.

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Compensation

Each “non-interested” Trustee receives an annual retainer of $20,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

The table below details the amount of compensation the Trustees earned from the Trust during the fiscal year ended December 31, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Directors
Independent Trustees
Douglas Barnard	$25,000	None	None	$50,000
Ramona Heine	$20,000	None	None	$40,000
Louis Zurita	$20,000	None	None	$40,000
Interested Trustee
William Ferri	None	None	None	None

*	The “Family of Investment Companies” includes all series of Cantor Select Portfolios Trust, the Fund and the Cantor Fitzgerald Infrastructure Fund.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT

Cantor Fitzgerald Energy Advisors, LLC

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between Cantor Fitzgerald Investors, LLC (“CFI”) and LEH II Management LLC (“Lincoln”). The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of Cantor have significant experience managing interval funds and Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund. The principal offices of the Adviser are located at110 East 59th Street, New York, New York 10022.

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CFI

CFI, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a global, diversified organization specializing in financial services, investment banking and real assets for institutional and high net worth clients operating in the financial, healthcare, power, energy, infrastructure, and real estate industries. For over 79 years, Cantor has pioneered new markets and provided superior service to investors while successfully building a well-capitalized company across multiple business lines with numerous market-leading financial services, infrastructure and real estate products. The firm is led by Brandon G. Lutnick, Chairman and Chief Executive Officer, who has been with Cantor since 2022. As one of the few remaining private partnerships on Wall Street, Cantor has the distinct advantage of being able to focus on long-term value creation while aligning its interests with investors. As of December 31, 2025, Cantor and its subsidiaries and affiliates had over 16,000 employees operating in most major financial centers throughout the world with over 160 offices across 22 countries.

CFI is a division of Cantor Fitzgerald Asset Management (“CFAM”). CFAM consists of over 100 investment and distribution professionals providing alternative investment solutions and traditional investment solutions to investors in global fixed income, equity, and real assets markets through the use of mutual funds, interval funds, exchange traded funds, separately managed accounts, non-traded REITs, Delaware statutory trusts, opportunity zone funds and other private investment vehicles. As of July 1, 2026, CFAM and its affiliates have approximately over $31 billion in assets under management and advisement. CFAM’s traditional strategies are offered through Cantor Fitzgerald Investment Advisors, Cantor Ireland, and a majority and controlling ownership stake in Smith Group Asset Management, LLC.

Lincoln.

Lincoln, a Delaware limited liability company, is a Colorado-based asset management company which was founded in 2013 to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2024, Lincoln had sponsored nine private investment vehicles, all of which have an investment strategy solely consisting of investing in non-operated Oil and Gas Interests, and had approximately $331 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes investment in non-operated upstream oil and gas assets can provide investors an opportunity to earn attractive risk-adjusted returns, as a disconnect exists between upstream asset-level returns and public companies operating in the same space. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its investment in data analytics and visualization, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Investment Management Agreement. The Fund and the Adviser have entered into an Investment Management Agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Adviser provides the investment advisory services to the Fund.

The Investment Management Agreement sets forth a standard of care pursuant to which the Adviser is responsible for performing services to the Fund, and also includes liability and indemnification provisions.

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The continuance of the Investment Management Agreement after the first two (2) years must be specifically approved at least annually:

(i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and

(ii) by the vote of a majority of the Trustees who are not parties to such Investment Management Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Each Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to the Adviser under the Investment Management Agreements.

Administrator, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement between the Administrator and the Fund. For its services as administrator, transfer agent, and accounting agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund had not commenced operations and, therefore, had not paid any administration fees to the Administrator.

Distributor

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

As of the date of this SAI, the Fund had not commenced operations and, therefore, thus the Fund had not paid any underwriting fees or other compensation to the Distributor.

Legal Counsel.

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta GA 30309, acts as legal counsel to the Fund.

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Custodian.

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106.

Portfolio Management

Compensation. Messrs. Brede and McClaren are portfolio managers of the Fund, who are employees of one of the joint venture participants of the Adviser, Lincoln. Lincoln compensates its portfolio managers through an annual salary, equity participation and discretionary bonuses. Through the joint venture of the Adviser, its portfolio managers may receive additional compensation indirectly due to Lincoln’s equity interest in the Adviser. Messrs. Milner and Brim, also portfolio managers of the Fund, and are employed by Cantor, the parent of CFI, the other joint venture participant of the Adviser. Cantor compensates Messrs. Milner and Brim through an annual salary and a discretionary bonus. Messrs. Milner and Brim may also receive additional compensation indirectly due to CFI’s equity interest in the Adviser.

Ownership of Fund Shares. [As of the date of this SAI, the portfolio managers do not beneficially own any shares of the Fund.]

Other Accounts. As of March 31, 2026, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Craig Brede
Sean McClaren
John Brim
Chris Milner

Conflicts of Interests. The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Adviser and Sub-Adviser follow.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Participation in Investment Opportunities. Directors, principals, officers, employees and affiliates of the Adviser and Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or Sub-Adviser, or by the Adviser or Sub-Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

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CODE OF ETHICS

Each of the Fund, the Adviser, and the Fund’s Distributor, has adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel in their personal accounts. The Codes of Ethics permit covered personnel, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Covered personnel may engage in personal securities transactions, subject to certain restrictions, and are required to report their personal securities transactions for monitoring purposes. The Code of Ethics for the Adviser is included as an exhibit to the registration statement of which the Statement of Additional Information is incorporated. In addition, the Code of Ethics of the Adviser is available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of the Code of Ethics of the Adviser, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage and Research Services. The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities or other assets. Subject to any policy established by the Fund, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities or other assets. Many of the Fund’s investments in Oil and Gas Interests will not be investments in the types of securities or other assets that will be subject to the brokerage allocation and other practices described in this section. However, to the extent applicable, the Fund intends to execute portfolio transactions in Oil and Gas Interests in a manner consistent with the general principles described herein.

Portfolio securities or other assets normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, price, dealer spread or commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonably competitive prices in placing its orders, the Fund may not necessarily be paying the lowest price available.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research services”) from securities firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research services from securities firms with which the Adviser places the Fund’s portfolio transactions. These research services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such research services even though the receipt of such research services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research services provided by securities firms chosen by the Adviser to place the Fund’s transactions may be useful to the Advisers or its affiliates in providing services to other Cantor or Lincoln entities, although not all of these research services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research services provided to the Adviser or its affiliates by securities firms in connection with trades executed on behalf of other Cantor or Lincoln entities may be useful to the Adviser in managing the Fund, although not all of these research services may be necessarily useful and of value to the Adviser or its affiliates in managing such other Cantor or Lincoln entities. To the extent the Adviser or its affiliates use such research services, they will use them for the benefit of all Cantor or Lincoln entities, as applicable, to the extent reasonably practicable.

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Affiliated Brokerage.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17e-1 under the 1940 Act that places limitations on the securities transactions effected through the Distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

Portfolio Turnover. Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities or other assets by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities or other assets exclude all securities or other assets having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

Brokerage Commissions. The Fund is newly organized has not incurred any brokerage commissions.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

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Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2.00% of the proceeds. Generally, the Fund does not charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

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6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of less than 100 shares and who tender all of their shares for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

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1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current NAV per share shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment adviser, but shall continue to be responsible for monitoring the investment adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

32

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

a)	The frequency of trades and quotes for the security.

b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

c)	Dealer undertakings to make a market in the security.

d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer,

c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

33

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder. Any such involuntary repurchase will be made pursuant to Rule 23c-2 under the 1940 Act and the Trust’s Agreement and Declaration of Trust.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the proxy voting policies of the Adviser and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the designated party will abstain from voting. Copies of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 855-9-CANTOR or on the Fund’s website at www.cantorenergyfund.com; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 855-9-CANTOR and will be sent within three business days of receipt of a request.

34

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of [August 1, 2026], none of the Trustees and officers owned shares of the Fund. As of [August 1, 2026], the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Class S shares of the Fund are as follows:

Class S
Name and Address	Percentage Owned	Type of Ownership

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UHY LLP located at 201 Old Country Rd., Suite 205, Melville, NY 11747, is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

FINANCIAL STATEMENTS

The Fund is newly organized. Financial information therefore is not yet available. The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s Annual Report, once issued, will be incorporated herein by reference in this SAI. Once available, incorporated materials not delivered with the SAI may be obtained, without charge, by calling (855) 9-CANTOR, by writing to the Fund at Cantor Fitzgerald Energy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or from the Fund’s website (http://www.cantorenergyfund.com).

The Predecessor Fund’s audited financial statements for the year ended December 31, 2025, are attached hereto as Appendix B. The financial statements of the Predecessor Fund have been audited by KPMG LLP, the independent auditor for the Predecessor Fund. Unaudited financial statements for the period ended March 31, 2026 for the Predecessor Fund are also attached hereto as Appendix C. The Fund's audited financial statements for the period ended March 31, 2026 are attached hereto as Appendix D. The financial statements of the Fund have been audited by UHY LLP, the independent auditor for the Fund.

35

APPENDIX A

[Placeholder for Proxy Voting Policy]

36

Appendix B

Del Rio Royalty Company II, LLC

Financial Report
December 31, 2025

Del Rio Royalty Company II, LLC

Contents

Independent Auditors' Report	1-2
Financial Statements
Statement of Assets, Liabilities, and Members' Capital	3
Schedule of Investments	4
Statement of Operations	5
Statement of Changes in Members' Capital	6
Statement of Cash Flows	7
Notes to Financial Statements	8-14

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Independent Auditors’ Report

To the Members

Del Rio Royalty Company II, LLC:

Opinion

We have audited the financial statements of Del Rio Royalty Company II, LLC (the Company), which comprise the statement of assets, liabilities, and members’ capital, including the schedule of investments, as of December 31, 2025, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations, changes in its members’ capital, and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Other Matter

The financial statements of the Company as of and for the year ended December 31, 2024 were audited by another auditor, who expressed an unmodified opinion on those statements on May 1, 2025.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Columbus, Ohio
April 30, 2026

2

Del Rio Royalty Company II, LLC

Statement of Assets, Liabilities, and Members' Capital

As of December 31, 2025
Assets
Investments, at fair value (cost $83,612,939)	$68,695,685
Cash	163,967
Net royalty and working Interest income receivable	6,292,250
Derivative asset	1,581,205
Total assets	$76,733,107
Liabilities and Members' Capital
Accounts payable and other liabilities	$2,955,709
Long-term debt, net	17,594,166
Total liabilities	20,549,875
Members' capital	56,183,232
Total liabilities and members' capital	$76,733,107

See notes to financial statements.	3

Del Rio Royalty Company II, LLC

Schedule of Investments

			December 31, 2025
Description of Investment	Cost	Fair Value	Percentage of Members' Capital
Oil and gas royalty interests
Anadarko	129.710	$162,127	0.3%
Delaware	5,207.691	4,463.747	7.9%
Midcon			0.0%
Total oil and gas royalty interests	5,337,401	4,625,874	8.2%
Oil and gas working interests
Anadarko	19,980,493	12,667.930	22.5%
Appalachian	7,755,086	15,482,907	27.6%
Ark-La-Tx	7,618.983	5,855.835	10.4%
Arkoma	260,812	119.053	0.2%
Delaware	1,692.858	3,812,774	6.8%
Denver-Julesburg	13,359.344	11.203,308	19.9%
Fort Worth	6,879,144	2.983.445	5.3%
Midcon	2,433,318	2.941.004	5.2%
Midland	2,243.045	1,134,642	2.0%
Permian Other	13,414	23,065	0.0%
Powder River	1,414.017	693,405	1,2%
San Juan	19,950	(16,151)	0.0%
Western Gulf	26.745	(39,908)	-0.1%
Williston	14.578.327	7,208,502	12.8%
Total oil and gas working interests	78,275,538	64,069,811	114.0%

Total Investments, at fair value	83,612.939	$68,695,685	122.3%

See notes to financial statements.	4

Del Rio Royalty Company II, LLC

Statement of Operations

Year Ended December 31, 2025
Net royalty and working interest income	27.594,510
Other income	29,022
Total Investment income	27.623.532
Management fee	719.246
General and administrative expense	514.892
Interest expense	2.466.750
Other expenses	384,957
Total operating expenses	4.085.845
Net investment income	23,537,687
Net realized gain on investments	2.742.664
Net realized gain (loss) on derivative instruments	3,430.282
Change in unrealized gain (loss) on investments	(17.849.619)
Change in unrealized gain (loss) on derivative instruments	410.482
Net realized and unrealized gain (loss) on investments and derivatives	$(11.266.191)
Net income	12.271.496

See notes to financial statements.	5

Del Rio Royalty Company II, LLC

Statement of Changes in Members' Capital

	Year Ended December 31, 2025
	Carry Member	Members' Capital	Total Members' Capital
Balance - January 1, 2025	8,317,057	44,594,679	52,911,736
Net income	—	12,271,496	12,271,496
Distributions	—	(9,000,000)	(9,000,000)
Carried interest	3,067,876	(3,067,876)	—
Balance - December 31, 2025	$11,384,933	$44,798,299	$56,183,232

See notes to financial statements.	6

Del Rio Royalty Company II, LLC

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES	For the Year Ended December 31, 2025
Net income	$12,271,496
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of debt issuance costs	88,775
Change in unrealized gain (loss) on investments	17,849,619
Change in unrealized gain (loss) on derivative instruments	(410,482)
Proceeds from sale of investments	3,822.519
Realized (gain) on investments	(2,742,664)
Purchase of investments	(8,175,102)
Change in operating assets and liabilities Net royalty and working interest income receivable	3,100,301
Accounts payable and other liabilities	84.891
Net cash provided by operating activities	25,889,353
CASH FLOWS FROM FINANCING ACTIVITIES Debt borrowings	30,040.000
Debt repayments	(46,830,000)
Debt reissuance costs	(86,000)
Capital distributions	(9,000.000)
Net cash (used) in financing activities	(25,876.000)
NET CHANGE IN CASH	13.353
CASH, beginning of year	150.614
CASH, end of year	$163,967
Supplemental Disclosures of Cash Flow Information Cash paid for interest	2.380.801

See notes to financial statements.	7

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 1 - Nature of Business

Del Rio Royalty Company II, LLC (the "Company"), a Colorado limited liability company, was formed on January 10, 2022 for the primary purpose of the acquisition of oil and gas properties in the continental United States of America. The Company amended and restated its operating agreement on April 26, 2026. As an LLC, the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution.

The Company shall continue in existence until it is liquidated or dissolved under the terms of the Amended Limited Liability Company Agreement (the LLC Agreement), or January 16, 2030, unless extended by the Manager for up to two additional consecutive two-year periods.

The Manager of the Company (the “Manager”) is LEH II Management, LLC. The Manager has exclusive and complete authority and discretion to manage the operations and affairs of the Company and to make all decisions regarding the business of the Company.

Note 2 - Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The Company is an investment company and has applied the guidance in ASC 946, Financial Services - Investment Companies, in the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions during the reporting period. Actual results could differ from those estimates.

Cash

The Company maintains cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation (FDIC). From time to time the Company did have uninsured balances which exceeded FDIC-insured limits. The Company has not experienced any losses related to such balances.

Portfolio Amortization

Oil and gas properties are recorded at cost when assets are acquired. The cost is adjusted periodically using the units of production method which amortizes the cost basis based on an asset’s actual and anticipated production. Amortization of the cost basis on producing properties is determined using estimates of oil and gas reserves. There are numerous uncertainties in estimating the quantity of reserves and in projecting the future rates of production and timing of development expenditures.

8

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 2 - Significant Accounting Policies (continued)

Fair Value Measurements

Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provide a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. Under the provisions of fair value measurements, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

At each measurement date, the Company reviews the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions in the investment's principal market. Ongoing reviews by the Company are based on an assessment of factors in the underlying holdings of the investments, which include the type of oil and gas interest, estimated future revenues, expenses, discount factors, commodity prices, and production rates.

Fair value measurements establish a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Manager's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets in active markets and other inputs, such as interest rates and yield curves, that are observable at commonly quoted intervals.

Level 3

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management's own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

In instances where inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. The Company’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset.

9

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 2 - Significant Accounting Policies (continued)

Income Taxes

Pursuant to provisions of the Internal Revenue Code, the Company has elected to be taxed as a partnership. Generally, the Company's income is not subject to federal income taxes at the Company level; rather, participants are required to report a pro rata share of the Company's taxable income or loss in their personal tax returns, irrespective of whether distributions have been paid. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. No uncertain tax positions existed at December 31, 2025.

Investment Income

Investment purchases and sales are accounted for on the trade date. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Investment income is recorded under the cash receipts approach as directly received from the operator’s statement accompanying the revenue check. Since revenue checks are generally received one to two months after the production month, the Company accrues for revenue earned but not received by estimated production volumes and product prices. The difference between the Company’s estimates and the actual amounts received for oil, natural gas, and NGL sales is recorded in the month that payment is received from the operator. The Company’s working and royalty interests represent the right to receive income from the producer once production and delivery has occurred, at which point, payment is unconditional.

Unrealized Gains and Losses

Unrealized gains and losses on investments are recorded as a component of net income. When changes in the value of investments are realized, they are allocated to the members in accordance with the Company's operating agreement. The values assigned to investments in royalty and working interests in the accompanying financial statements include unrealized gains and losses.

Subsequent Events

The financial statements and related disclosures include evaluation of events up through and including April 30, 2026, which is the date the financial statements were available to be issued.

In 2026 Del Rio Holdings, LLC contributed its assets and liabilities to the Company in exchange for equity in the Company.

In 2026, the manager and its members approved a tax-free reorganization in which the Company and all of its assets and liabilities are merged into a Delaware statutory trust known as the Cantor Fitzgerald Energy Fund. In connection with the reorganization, interests in the Company will be exchanged for interests in the Cantor Fitzgerald Energy Fund.

10

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 3 - Fair Value Measurements

The Company’s assets measured at fair value on a recurring basis were all considered to be Level 3 assets with significant unobservable inputs and had a fair value of $68.7 million at December 31, 2025.

Changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2025 are as follows:

Total
Balance at January 1, 2025	$79,450,057
Change in unrealized gain (loss) on investments	(17,849,619)
Sale of investments measured at fair value	(3,822,519)
Net realized gain from sale of investments	2,742,664
Purchase of investments	8,175,102
Balance at December 31, 2025	$68,695,685

There were no transfers between levels during the year ended December 31, 2025.

Both observable and unobservable inputs may be used to determine the fair value of positions classified as Level 3 assets. As a result, the unrealized gains and losses for these assets presented in the tables above may include changes in fair value that were attributable to both observable and unobservable inputs.

The following table summarizes the valuation methods and inputs used to determine fair value at December 31, 2025 for assets measured at fair value on a recurring basis using unobservable inputs (Level 3 inputs).

11

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 4 - Commodity Derivative Instruments

The Company periodically enters into derivative instrument arrangements. The Company uses commodity derivative instruments to manage its exposure to oil and gas price volatility. When commodity derivative instruments are settled, the Company recognizes gains and losses investment income. Commodity derivative cash flows are reported as cash flows from operating activities in the Statement of Cash Flows. During the year ended December 31, 2025, the Company entered into crude and natural gas swaps, which resulted in a realized gain of $3.4 million.

The Company believes that the valuation methods utilized are appropriate and consistent with the fair value standards and other market participants. All the significant inputs are observable, either directly or indirectly; therefore, the Company's commodity derivative instruments are included within Level 2 of the fair value hierarchy.

As of December 31, 2025, the Company has natural gas swap agreements for a total of 1,470,000 MMBtu at a volume-weighted average price of $3.91 per MMBtu; natural gas collar agreements for 885,000 MMBtu with a volume-weighted average floor price of $4.10 and ceiling price of $5.35; natural gas 3-way agreements for 175,000 MMBtu with a volume-weighted average floor of $4.18, ceiling of $5.75 and a sold put at $2.86 and oil swap agreements for a total of 147,000 bbl at a volume-weighted average price of $63.05 per bbl covering future periods beyond December 31, 2025. As of December 31, 2025, the unrealized gain attributed to open contracts is included within the derivative asset on the Statement of Assets, Liabilities, and Members' Capital.

During the year ended December 31, 2025, the Company maintained derivative positions with an average monthly notional of: 145,000 MMBtu per month through natural gas swaps (total notional of 1,450,000 MMBtu across 10 months); 155,000 MMBtu per month through natural gas collars (total notional of 310,000 MMBtu across 2 months); 25,000 MMBtu per month through natural gas 3-ways (total notional of 50,000 MMBtu across 2 months); 19,333 bbl per month through crude oil swaps (total notional of 232,000 bbl across 12 months).

Note 5 - Debt

In May 2022, the Company entered into a credit agreement with UMB Bank with a maximum commitment of $25,000,000 (the "Credit Agreement") and a maturity date of May 6, 2025. The borrowing base is redetermined semiannually and was amended in May 2024 from $25 million to $43 million and decreased the Minimum Commitment Reduction (“MCR”) to $0 commencing on May 30, 2024. The borrowing base is redetermined semiannually and was amended in May 2025 from $43 million to $50 million and decreased the Minimum Commitment Reduction (“MCR”) to $0 commencing on May 30, 2026. Amounts borrowed bear interest at the prime rate plus 1.0 percent. At December 31, 2025, the credit facility bore an interest rate of 7.75 percent. The Credit Agreement contains financial covenants requiring minimum current and EBITDAX ratios. As of December 31, 2025, the Company was in compliance with its financial covenants. The Credit Agreement contains restrictive covenants, including the limitation of paying distributions and additional indebtedness. The Credit Agreement is collateralized by producing oil and gas properties of the Company.

As of December 31, 2025, the outstanding balance on the revolving credit facility was $17.63 million. The average interest rate was 8.33%.

Total debt redetermination costs incurred during the year ended December 31, 2025 were $86,000. Previous debt issuance costs are amortized on a straight-line basis over the life of the loan. Debt issuance costs and amortization expense recognized for the year ended December 31, 2025, was $88,775 and is included in interest expense and the Statement of Operations.

12

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 6 - Members' Capital

The Company was formed pursuant to a limited liability company agreement effective January 10, 2022

(the "Agreement"). Ownership interest in the form of Class A and Class B units were established.

The Class A units are intended to be profit units and are issued to the Class A member, in consideration of services rendered and to be rendered by the Manager. Class A units are held by LEH II Promote, LLC. Class A units have no voting rights and are not subject to vesting. As of December 31, 2025, 100 Class A units have been issued and have no value assigned to them. As of December 31, 2025, 32.4 million Class B units are issued and outstanding with an aggregate value of $42.6 million. No units were issued in 2025.

The Class B units are intended to be a class of capital interests. Each member is entitled to one vote per Class B unit that it holds with respect to any votable manner. 100% of the committed capital has been received as of December 31, 2025.

By the terms of the LLC Agreement, cash or other property of the Company may be distributed by the Manager at any time in the sole and absolute discretion of the Manager. In accordance with the Company’s Operating Agreement, distribution priority is made in the following order:

(1.) First, to the members (other than the Class A member) until each member’s (other than the Class A Member) Hurdle, defined as 8% per the LLC Agreement, is met;

(2.) Second, 100% to the Class A member until the Class A member has received distributions which equal 25% of the sum of (i) the total IRR Hurdle amount distributed.

(3.) Third, 75% to the members (other than the Class A member) and 25% to the Class A Member. The Company made two distributions totaling $9 million for the year ended December 31, 2025.

Note 7 - Management Fees - Related Party

Certain members are related parties to LEH II Management, LLC. The Company receives management services from LEH II under the LLC Agreement, LEH II provides management services, including office space, software, and employment of all employees. The Operating Agreement provides for a management fee to be paid monthly to the Manager at a rate of 1 percent of the Company's most recent gross asset value, as defined in the Agreement, divided by 12. For the year ended December 31, 2025, the Company recorded $719,246 in management fees. No management fees were waived by LEH II during the year ended December 31, 2025.

Certain expenses of the Company may initially be invoiced to LEH II. Subsequently, those amounts are charged to the Company in accordance with the LLC Agreement. In 2025, the Company reimbursed LEH II Management $0 for out-of-pocket expenses.

In December 2025 the Company engaged in a like-kind exchange with Del Rio Royalty Company III, LLC and Del Rio Royalty Company III SC, LLC, which are both managed by LEH II Management LLC. Non-producing leasehold assets were exchanged for producing leasehold assets. The total fair market value exchanged was $6.68 million. The exchange was arms-length and the boards for all three entities approved this transaction. There was no gain or loss recognized with this transaction.

13

Del Rio Royalty Company II, LLC

Notes to Financial Statements

December 31, 2025

Note 8 - Financial Highlights

The following represents the ratios to average Members' Capital, excluding the Carry Member, and other financial highlight information for the year ended December 31, 2025:

The net investment income ratio iis computed using the ratio of the net investment income for the year to the average members’ equity during the year. Net investment income, as defined, excludes realized and unrealized gains and losses.

The internal rate of return since inception of the members' interests was computed based on the annual cash inflows (capital contributions) and outflows (capital distributions) and the net assets at the end of the period (residual value) of the members' capital as of each measurement date. These financial highlights may also not be indicative of the future performance of the Company.

See notes to financial statements.	14

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Statement of Operations

Net royalty and working interest income	$9,413,413
Other income	1,330,024
Total investment income	$10,743,437

Management fee	$215,853
General and administrative expense	14,222
Interest expense	376,537
Other expenses	184,214
Total operating expenses	790,826

Net investment income	$9,952,611

Net realized loss on investments	(1,837,615)
Net realized gain (loss) on derivative instruments	(533,379)
Change in unrealized gain (loss) on investments	17,619,289
Change in unrealized (loss) gain on derivative instruments	(3,968,460)
Net realized and unrealized gain (loss) on investments and derivatives	$11,279,835

Net income	$21,232,446

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Statement of Assets, Liabilities, and Members' Capital

Assets
Investments, at fair value	$98,619,287
Cash	918,113
Net royalty and working interest income receivable	8,305,564
Total assets	$107,842,964

Liabilities and Members' Capital
Accounts payable and other liabilities	$5,784,974
Long-term debt, net	15,817,331
Derivative liability	2,387,254
Total liabilities	23,989,559

Members' capital	$83,853,405

Total liabilities and members' capital	$107,842,964

Appendix C

Del Rio Royalty Company II, LLC
As of March 31, 2026 (unaudited)

Description of Investment	Cost	Fair Value	Percentage of Members' Capital

Oil and gas royalty interests
Anadarko	$220,268	$765,702	0.9%
Appalachian	27,557	251,798	0.3%
Ardmore	63,119	221,457	0.3%
Ark-La-Tx	248,510	285,857	0.3%
Arkoma	33	1,623	0.0%
Delaware	5,102,830	5,008,892	6.0%
Denver-Julesburg	257,374	584,239	0.7%
Marietta	86,306	123,049	0.1%
Midcon	3,985	93,340	0.1%
Powder River	13,615	29,369	0.0%
Williston	14,275	20,236	0.0%

Total oil and gas royalty interests	6,037,873	7,385,562	8.8%

Oil and gas working interests
Anadarko	13,721,654	10,422,315	12.4%
Appalachian	8,316,791	24,263,457	28.9%
Ark-La-Tx	7,935,729	6,597,248	7.9%
Arkoma	255,195	119,284	0.1%
Delaware	1,620,208	4,902,313	5.8%
Denver-Julesburg	16,179,339	18,138,024	21.6%
Fort Worth	6,779,599	3,194,211	3.8%
Marietta	152,365	651,986	0.8%
Midcon	2,685,600	3,773,945	4.5%
Midland	2,608,319	1,920,655	2.3%
Permian Other	13,432	31,380	0.0%
Powder River	2,058,877	957,852	1.1%
San Juan	19,024	(11,480)	0.0%
Western Gulf	25,560	(75,688)	-0.1%
Williston	17,836,414	16,348,223	19.5%
Total oil and gas working interests	80,208,109	91,233,725	108.8%

Total Investments, at fair value	$86,245,982	$98,619,287	117.6%

Appendix D

CANTOR FITZGERALD ENERGY FUND

Financial Statements

March 31, 2026

Page
Financial Statements
Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Notes to the Financial Statements	4

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Cantor Fitzgerald Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Cantor Fitzgerald Energy Fund (the “Fund”), as of March 31, 2026, the related statement of operations for the period from September 20, 2024 (organization) to March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of operations for the period September 20, 2024 (organization) to March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion on the Financial Statements

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Fund’s auditor since 2026.

Melville, New York

July 29, 2026

1

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS

Cash	$100,000
Deferred Offering Costs	483,490
Due from Advisor	12,088
Total Assets	595,578

LIABILITIES

Accrued Offering Costs (See Note 2)	483,490
Accrued Organizational Expenses	12,088
Total Liabilities	495,578

Commitments and Contingencies (See Note 3)

NET ASSETS	$100,000

At March 31, 2026, the components of net assets were as follows:

Paid-in capital	$100,000
Net Assets – Class S	$100,000

Class S Shares:
Shares of beneficial interest outstanding ($0.01 par value)	10,000
(Unlimited number of shares authorized)

Net asset value and maximum offering price per share	$10.00

See notes to financial statements.

2

STATEMENT OF OPERATIONS

For the Period September 20, 2024* through March 31, 2026

EXPENSES
Organizational expenses	$12,088
Less: Reimbursement from Advisor	12,088
Total Expenses	$-

NET INVESTMENT INCOME (LOSS)	$-

*	Organization date.

See notes to financial statements.

3

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

(1) ORGANIZATION

Cantor Fitzgerald Energy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

The Fund was organized as a Delaware statutory trust on September 20, 2024, and has not begun operations as of the date of these financials.

The Fund plans to acquire all of the assets and liabilities of Del Rio Royalty Company II, LLC (the “Predecessor Fund”), a private fund that will merge into the Fund, in a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund will be exchanged for Class S Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) will have served as the manager to the Predecessor Fund and will be one of the joint venture partners of the investment adviser to the Fund.

Cantor Fitzgerald Energy Advisors, LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 Act, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is a joint venture between Cantor Fitzgerald Investors, LLC (“CFI”) and Lincoln. The Adviser is newly organized with no operating history. While the Adviser is newly organized, affiliates of CFI have significant experience managing interval funds as well as providing investment banking and other services to oil and gas companies. Lincoln has significant experience managing investment strategies similar to the strategy pursued by the Fund.

The Fund will engage in a continuous offering of Class S shares of beneficial interest and will operate as an interval fund that will offer to make quarterly repurchases of no less than 5% of its outstanding shares at the then outstanding net asset value (“NAV”). The Fund’s initial offering price will be $10.00 per share. The Advisor purchased the initial shares of Class S at $10.00 per share on March 16, 2026. The Fund intends to also offer Class A, C and I shares.

The Fund’s investment objective is to maximize risk-adjusted total return, with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States.

(2) SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies". A statement of changes in net assets, cash flows, and financial highlights have not been presented because the Fund has not commenced operations. The financial statements are expressed in U.S. Dollars.

4

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

Organizational and Offering Costs

Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12-month period using the straight-line method.

As of March 31, 2026, the Fund had incurred $12,088 in organizational costs and $483,490 in deferred offering costs. All organizational and offering costs incurred by the Fund in connection with its offering are subject to the expense agreement described under Note 3. As described in the expense agreement, the Advisor is responsible for covering organizational and deferred offering costs through the first two years of the Fund’s life, depending on the Class of Shares as follows: Class A, 3.25%; Class C, 4.00%; Class S and Class I, 3.0%. In year three, the Fund is obligated to pay the Advisor back for all accrued organizational and deferred offering costs. As of March 31, 2026, $495,578 is payable to the Advisor for offering and organizational costs paid in advance of the commencement of operations.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Income Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing at least 90% of its investment company taxable income to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. There can be no assurance that the Fund will pay distributions to shareholders at any rate. The Fund is required to comply with applicable diversification and income requirements on a quarterly and annual basis. The Fund accounts for income taxes in conformity with ASC Topic 740 – Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. There were no material uncertain income tax positions as of March 31, 2026.

Dividends and Distributions to Shareholders

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year to reflect net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. All or a portion of a distribution may consist of a return of capital.

Cash and Cash Equivalents

The Fund considers highly liquid short-term interest-bearing investments with original maturities of three months or less and other investments readily convertible into cash to be cash equivalents. The cash on the Statement of Assets and Liabilities represents amounts held with a financial institution.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Share Valuation

The NAV per share of an applicable class of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund’s shares will be offered at NAV.

5

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

(3) INVESTMENT ADVISOR AND RELATED PARTIES

Pursuant to an advisory agreement between the Advisor and the Fund, the Fund has agreed to pay the Advisor an annual fee, payable monthly, in an amount equal to 2.25% of the average daily value of the Fund's net assets (the “Management Fee”).

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 3.00%, 3.00%, 3.25% and 4.00% per annum of the Fund’s average daily net assets attributable to Class S, I, A and C shares, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, provided that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until March 31, 2027, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After March 31, 2027, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. The Advisor has reimbursed $0 of expenses to the Fund which may be subject to recoupment based on the terms described above.

As of March 31, 2026, no management fees had been incurred by or paid to the Advisor by the Fund. Management fees will not be incurred or paid to the Advisor until the completion of the Reorganization.

Shareholder Service Expenses - Class S shares are not subject to shareholder servicing expenses.

Distributor ‒ Ultimus Fund Distributors, LLC, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

(4) REPURCHASE OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund. Shareholders will receive written notice at least 21 days and no more than 42 days in advance of the deadline to submit a repurchase request (the "Repurchase Request Deadline"). The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

6

CANTOR FITZGERALD ENERGY FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

(5) OTHER AGREEMENTS

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”) provides administration, fund accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Administrator and the Fund. For its services as administrator and transfer agent and its accounting services, the Fund pays the Administrator a fee based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month, subject to certain minimums.

Legal Counsel

DLA Piper LLP serves as legal counsel to the Trust.

Custodian

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

(6) CAPITAL SHARES

In order to provide the Fund with the initial capital required pursuant to Section 14 of the Investment Company Act of 1940, as amended, an initial contribution of $100,000 has been made in exchange for 10,000 shares of beneficial interest in the Fund.

(7) SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

7

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), have been filed as part of the Statement of Additional Information.

2.	Exhibits:

(a)(i)	Certificate of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on September 20, 2024.

(a)(ii)	Agreement and Declaration of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on September 20, 2024.

(b)	By-Laws are incorporated herein by reference to Registrant’s Registration Statement filed on September 20, 2024.

(c)	Not applicable.

(d)(1)	Instruments Defining Rights of Security Holders. See Article III, "Shares" and Article V "Shareholders’ Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article III, "Meetings of Shareholders" of the Registrant's By-Laws.

(d)(2)	Multiple Class Plan Pursuant to Rule 18f-3, to be filed with subsequent amendment.

(e)	Dividend Reinvest Plan: None.

(f)	Not applicable.

(g)	Investment Management Agreement, dated [XX], between the Registrant and Cantor Fitzgerald Energy Advisors, LLC (“Adviser”), to be filed with subsequent amendment.

(h)(1)	Distribution Agreement, dated [XX], between the Registrant and Ultimus Fund Distributors, LLC (the “Distributor”), to be filed with subsequent amendment.

(h)(2)	Shareholder Servicing Plan, to be filed with subsequent amendment.

(h)(1)	Distribution Plan for Class C shares, to be filed with subsequent amendment.

(i)	Not applicable.

(j)	Custody Agreement, dated [XX], between the Registrant and UMB Bank, N.A. (the “Custodian”), to be filed with subsequent amendment.

(k)(i)	Transfer Agency Agreement, dated [XX], between the Registrant and Ultimus Fund Solutions, LLC, to be filed with subsequent amendment.

(k)(ii)	Administration Agreement, dated [XX], between the Registrant and Ultimus Fund Solutions, LLC (the “Administrator”), to be filed with subsequent amendment.

(k)(iii)	Fee Waiver Agreement, dated [XX], between the Registrant and the Adviser, to be filed with subsequent amendment.
1

(l)	Opinion and Consent of Counsel, to be filed with subsequent amendment.

(m)	Not applicable.

(n)(i)	Consent of Independent Registered Public Accounting Firm of the Fund is filed herewith.

(n)(ii)	Consent of Independent Auditors of Del Rio Royalty Company II, LLC is filed herewith.

(o)	Not applicable.

(p)	Initial Capital Agreement, dated [XX], to be filed by amendment.

(q)	Not applicable.

(r)(i)	Code of Ethics of the Registrant, dated [XX], to be filed with subsequent amendment.

(r)(ii)	Code of Ethics of the Adviser, dated [XX], to be filed with subsequent amendment.

(r)(iii)	Code of Ethics of the Distributor, dated [XX], to be filed with subsequent amendment.

(s)	Powers of Attorney are filed herewith.

Item 26: Marketing Arrangements

Not applicable.

Item 27: Other Expenses of Issuance and Distribution*

Not applicable.

Item 28: Persons Controlled by or under Common Control with Registrant

The Fund and the Adviser are affiliates of Cantor Fitzgerald, L.P. and LEH II Management LLC.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [ ], 2026 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Class I Shares	[ ]

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

2

Item 31: Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-135383), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Cantor Fitzgerald Energy Advisors, LLC, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati, OH 45246, Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Cincinnati, OH 45246, UMB Bank, N.A., 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.
3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of July, 2026.

CANTOR FITZGERALD ENERGY FUND

By:	/s/ Terrence O. Davis
Name:	Terrence O. Davis
Title:	Attorney-in-Fact
*	Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

William Ferri *	Trustee, Chairman, President, & Principal Executive Officer	July 29, 2026
Douglas Barnard *	Trustee	July 29, 2026
Ramona Heine *	Trustee	July 29, 2026
Louis Zurita *	Trustee	July 29, 2026
Brian Curley *	Treasurer, Principal Financial Officer, and Principal Accounting Officer	July 29, 2026

*	Affixed by Terrence O. Davis

Attorney-in-Fact - Pursuant to Powers of Attorney filed herewith.

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